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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07185

Morgan Stanley Select Dimensions Investment Series
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
     (Address of principal executive offices)                         (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004


Item 1 - Report to Shareholders
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MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES


SEMI-ANNUAL REPORT
JUNE 30, 2004

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Morgan Stanley Select Dimensions Investment Series
TABLE OF CONTENTS

Letter to the Shareholders                                                    1
Fund Performance                                                             14

Portfolio of Investments:
     Money Market                                                            16
     Flexible Income                                                         18
     Balanced Growth                                                         42
     Utilities                                                               55
     Dividend Growth                                                         59
     Value-Added Market                                                      62
     Growth                                                                  74
     American Opportunities                                                  77
     Capital Opportunities                                                   81
     Global Equity                                                           84
     Developing Growth                                                       90

Financial Statements:
     Statements of Assets and Liabilities                                    94
     Statements of Operations                                                96
     Statements of Changes in Net Assets                                     98
Notes to Financial Statements                                               106
Financial Highlights                                                        114

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Morgan Stanley Select Dimensions Investment Series
LETTER TO THE SHAREHOLDERS - JUNE 30, 2004

Dear Shareholder,
In stark contrast to 2003, the first six months of 2004 offered investors small comfort as capital markets produced little in the way of returns but a great deal of volatility. Investors' perceptions were driven largely by alternating fears of a global economic slowdown and excessive inflation. As a result, equity and bond markets around the world experienced significant movements as key economic data were published over the course of the period.

Equity Overview
The six-month period under review saw a general market rotation away from the more aggressive stocks and sectors that led the market in 2003 towards sectors that benefit from rising inflation and a rebound in global industrial production such as energy and industrials. The period began with a technology stock rally which lost steam at the end of January. In March, the market corrected as concern grew that slow employment growth would undermine the economy. Surging oil prices led to increased profits for energy companies. Commodity stocks performed particularly well in February as rising imports by China supported global commodity prices.

The market offered no unusual surprises through the second quarter. Optimism regarding the potential for a global soft landing was offset by concern about tighter global monetary policy and earnings disappointments. In April, published employment numbers and inflation figures exceeded expectations. This led to a sell-off in both the bond and stock markets as investors began to price in a rate increase quicker than they had previously expected. During this period, defensive stocks in the consumer staples and healthcare area outperformed while interest rate sensitive stocks such as financial services and utilities lagged. Basic materials stocks corrected sharply due to concerns that China would have a hard landing, as the government tightened credit availability to prevent an overheating.

Fixed Income Market Overview
Interest rates generally fell during the first half of the six-month review period but then rose sharply on expectations for federal funds rate hikes, based on incoming employment and inflation data. The period began with interest rates trending lower during the first quarter of 2004 as employment growth and price pressures remained low. Rates then rose abruptly in April with the publication of surprisingly strong March employment figures and upward revisions for prior months. This report, coupled with a high level of oil prices and other price pressures, led investors to conclude that the Federal Open Market Committee (the "Fed") would move to raise interest rates as soon as its June meeting. These concerns led to the worst month for bond returns in years. This unfavorable environment remained until the end of the period, when

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the Fed affirmed its intent to increase rates at a "measured" pace. As expected, at the end of June the Fed raised the federal funds rate by 25 basis points from its multi-decade low.

Sector performance varied in this challenging environment. Treasuries largely underperformed, because of their high sensitivity to changes in interest rates as well as their lack of the yield cushion enjoyed by other sectors. Mortgage-backed securities (MBSs) outperformed Treasuries in the first quarter of the period in spite of falling rates, as rates did not fall far enough to trigger a sharp increase in prepayment expectations, going on to outperform for the full six-month period. Corporate bonds outperformed their government counterparts as investors sought out securities with higher yields. The lower-rated tiers of the corporate credit market posted the strongest results of any segment of the U.S. bond market.

International Equity Market Overview
The global equity markets had mixed results for the six-month period ending June 30, 2004, performing generally positively though rising at a slower pace than in 2003. Concerns over the sustainability of the job recovery in the United States, even as economic conditions there improved, impaired the markets in the mid to late second quarter, but these fears abated after strong April and May U.S. employment figures were released and payroll numbers improved. During the final two months of the period, concerns over rising inflation and the timing of an interest-rate increase added more uncertainty to the markets, particularly in technology and other economically sensitive sectors. By the end of this six-month period the market had already priced in the 25-basis-point (0.25%) increase in rates approved by the Federal Open Market Committee at its June 30 meeting.

The performance of the global equity markets over the period was driven primarily by growth in the United States and China. In the second quarter, the Chinese government's suspension of a number of loans signaled its intention to moderate growth and fueled fears of a restrictive monetary policy, which hurt investor sentiment in the Japanese market. The Japanese economy nevertheless remained on a solid footing as export growth to the United States and China stayed firm and domestic consumer spending improved. Japan's moderation of its fiscal spending and the way it managed its nonperforming bank loans also benefited that market's performance. Japanese real estate showed particularly encouraging signs during the period, and retail companies performed well as the domestic economic environment improved.

The European economy, on the other hand, lagged, reflecting a strong euro, a less-stimulative central bank than in the United States and structural hindrances such as rigid labor laws and high corporate tax rates. Despite these factors, European equities rose on increasing demand and the growth in China. While the U.K. market produced mixed results because of its bias toward defensive sectors and France continued to

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perform relatively strongly, Germany suffered from a number of structural issues and saw relatively slow growth over the period. Norway performed particularly well, however, because of the high number of energy equities in that market, and the Austrian market also had strong gains from its proximity to eastern Europe.

After leading the world for the last six months of 2003, the emerging markets experienced increased volatility in the six months ending June 30, 2004. The strength of the emerging markets was moderated in the second quarter of 2004 by a combination of inflation concerns, geopolitical uncertainty and the potential for a slowing Chinese economy. During this period, performance varied widely from region to region. Turkey saw consumer sentiment there diminish and risk aversion increase over the last few months of the period, significantly hurting market performance. Although high oil prices, structural reforms and a shift in the current-account balance all strengthened confidence in the Russian market, concerns about political risk there still weighed heavily on investors over the period, leading the market to fall after peaking in April. Egypt, though it represents a very small segment of the world's emerging markets, also saw improvements in its economic and political environment and has made considerable gains based on an expansion of trade. The markets of Hungary, Poland and the Czech Republic also continued to perform well as economic indicators improved after struggling to recover for much of 2003. Having previously benefited from the general success of President Luiz Inacio Lula da Silva's new administration, Brazilian equities were hindered by investors' heightened risk aversion despite signs of improvement in the domestic economy.

American Opportunities Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley American Opportunities Portfolio's Class X shares produced a total return of 1.36 percent versus 3.44 percent for the S&P 500 Index.(1) For the same period, the Portfolio's Class Y shares returned 1.22 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The single largest contributor to the Portfolio's underperformance was its overweighted position relative to the S&P 500 Index in the metals industry, which is in turn a component of the basic materials sector. The Portfolio's overweight of precious metals stocks was as a hedge against geopolitical and currency risk. While

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(1)  THE STANDARD AND POOR'S 500 INDEX (S&P 500 (R)) IS A BROAD-BASED INDEX, THE
     PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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these holdings were trimmed during the period, the Portfolio's overweight still hampered its performance relative to the market and its peers.

The Portfolio's performance was supported by strong selection in key sectors, namely health care and technology. The Portfolio's position in biotechnology company Biogen gained sharply when the company received approval faster than had been anticipated for Antegren, its multiple sclerosis treatment. In the technology sector, the Portfolio benefited from an overweighted position in Yahoo! as online advertising spending grew rapidly. The Portfolio's returns were also supported by an overweighted position relative to the S&P 500 Index in the energy sector, where profits were boosted by high oil prices and the benefits of a multi-year period of consolidation and restructuring.

Balanced Growth Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Balanced Growth Portfolio's Class X shares posted a total return of 2.18 percent compared to
3.94 percent for the Russell 1000 Value Index(2) and 0.15 percent for the Lehman Brothers U.S. Aggregate Index.(3) For the same period, the Portfolio's Class Y shares returned 2.06 percent. THE PERFORMANCE OF THE TWO SHARE CLASSES VARIES BECAUSE EACH HAS DIFFERENT EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's performance was hurt primarily by stock selection within the health-care and basic materials sectors. A number of pharmaceutical stocks in particular detracted from Portfolio performance in the health-care sector as news of a drug-reimportation bill's consideration in Congress caused concerns within the industry. Among the companies negatively affected by anxieties over compressed margins and a loss of funding for research and development was Bristol-Myers, the Portfolio's worst-performing security. Also within healthcare, Tenet served as a drag on Portfolio performance when it became clear that its turnaround and financial restatement problems were going to take longer than expected. Within the basic materials sector, the Portfolio's holdings in mining and precious metals hurt its performance as the economy recovered, the dollar strengthened and gold and commodities prices fell with demand. Newport Mining and Phelps-Dodge both drove underperformance as a result of this drop in demand.

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(2)  THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN
     THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(3) THE LEHMAN BROTHERS U.S. AGGREGATE INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BASED SECURITIES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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Stock selection in other sectors benefited performance. The recovery of the travel and tourism industries greatly supported hotels and lodging, allowing Starwood Hotels & Resorts to make strong gains for the Portfolio. Stock selection within the financial services sector also aided performance as we avoided securities that were vulnerable to interest-rate volatility and made gains with a number of insurance companies such as Hartford Financial Services. The rising price of oil during the period boosted energy stocks and led such Portfolio holdings as Schlumberger and Valero both to benefit strongly.

Capital Opportunities Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Capital Opportunities Portfolio's Class X shares produced a total return of 9.24 percent versus 6.09 percent for the S&P Mid-Cap 400 Index(4) and 4.62 percent for the Lipper Multi-Cap Growth Index.(5) For the same period, the Portfolio's Class Y shares returned 9.20 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's outperformance of its benchmarks was primarily the result of stock selection, particularly in the information technology sector. Although an overweighted position in this sector relative to the S&P Mid-Cap 400 Index hampered returns, communication equipment, internet software and services, and semiconductors and software turned out to be areas of strength. Performance was driven by holdings in QUALCOMM, Yahoo!, Marvell Technology, Red Hat and Adobe. Stock selection in the health-care sector added to performance as well, with Dade Behring, INAMED, Varian Medical Systems and VCA Antech all contributing positively.

Stock selection in the consumer discretionary sector was another positive factor. A recovery in travel and leisure benefited Wynn Resorts, which performed strongly after releasing plans for expanding its Las Vegas resort and upon completing a common stock offering. Station Casinos also became a performance leader for the Portfolio, in part because of that company's strategic focus on slot machines and video poker, which tend to be a less volatile source of revenue in the casino and gaming industry. A further factor is that Station Casinos focuses on the local population, which is growing rapidly.

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(4)  THE STANDARD AND POOR'S MIDCAP 400 INDEX (S&P 400) IS A MARKET-VALUE
     WEIGHTED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 400 DOMESTIC STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(5) THE LIPPER MULTI-CAP GROWTH INDEX TRACKS THE PERFORMANCE OF THE 30 LARGEST MULTI-CAP GROWTH MUTUAL FUNDS, AS CATEGORIZED BY LIPPER, INC. FUNDS IN THIS CATEGORY, BY PORTFOLIO PRACTICE, INVEST IN A VARIETY OF MARKET CAPITALIZATION RANGES WITHOUT CONCENTRATING 75 PERCENT OF THEIR EQUITY ASSETS IN ANY ONE MARKET CAPITALIZATION RANGE OVER AN EXTENDED PERIOD OF TIME. MULTI-CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE COMPARED TO THE S&P SUPERCOMPOSITE 1500 INDEX. INDEXES ARE UNMANAGED, AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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There were a number of securities in the Portfolio that detracted modestly from performance, especially holdings in the industrials, materials and consumer staples areas. Within the industrial sector, Career Education hindered Portfolio performance after becoming the subject of an SEC investigation into possible falsification of enrollment, graduation and placement records. Newport Mining was the primary detractor among securities in the materials sector. Concerns regarding the Chinese government's intention to slow economic growth hurt shares of commodities producers and other recent beneficiaries of China's economic boom. And finally, stock selection in the consumer staples sector hurt the Portfolio because of its lack of exposure to the food products industry.

Developing Growth Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Developing Growth Portfolio's Class X shares produced a total return of 8.44 percent versus 5.94 for the Russell Mid-Cap Growth Index(6) and 5.65 percent for the Russell 2500 Growth Index.(7) For the same period, the Portfolio's Class Y shares returned
8.26 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's outperformance relative to the Russell Mid-Cap Growth Index was the result primarily of stock selection. The Portfolio's underweighted position in the technology sector relative to the Russell Mid-Cap Growth Index boosted performance, as did strong performance by several key holdings in that sector. Software and semiconductors turned out to be particular areas of strength, highlighted by Symantec, Marvell Technology, Red Hat and Adobe. Similarly, stock selection coupled with underweighted positions relative to the Russell Mid-Cap Growth Index in the energy and financial services sectors positively affected performance. Leading stocks in the Portfolio's energy sector included Smith International and Ultra Petroleum. Ultra Petroleum was one of the best-performing securities as a result of production and reserve growth in its Wyoming operation. Chicago Mercantile Exchange and Legg Mason drove financial services performance during the period.

Stock selection in the consumer discretionary sector was also a positive factor. A recovery in travel and leisure benefited Wynn Resorts and Royal Caribbean Cruises. Strong bookings and improved pricing allowed Royal Caribbean to be among the top three performers for the period. Station Casinos also became

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(6)  THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL
     MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STOCKS ARE ALSO MEMBERS OF THE RUSSELL 1000 GROWTH INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(7) THE RUSSELL 2500 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL 2500 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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a performance leader for the Portfolio, in part because of that company's strategic focus on slot machines and video poker, which tend to be a less volatile source of revenue in the casino and gaming industry.

Not all holdings contributed positively to Portfolio performance, however, as stock selection in a number of sectors served as a drag over the period. The utilities and materials and processing sectors constituted weaknesses for the Portfolio, with IDT hindering performance in utilities and Freeport-McMoRan and American Standard detracting from performance in materials and processing. Other securities that served to pull down performance included NTL, which was affected by increased competition in broadband and filed for bankruptcy last year, and Career Education, which became the subject of an SEC investigation into possible falsification of enrollment, graduation and placement records. An underweighted position in Biogen relative to the Russell Mid-Cap Growth Index negatively affected performance as that company's financial results, existing products and drug pipeline all allowed its stock to perform well for the period.

Dividend Growth Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Dividend Growth Portfolio's Class X shares produced a total return of 2.10 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 1.98 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio continued to focus on companies with the capacity to grow dividends and which earn real economic returns above their cost of capital. The Portfolio underperformed its benchmark for the six-month period under review due to both asset allocation and stock selection. In terms of asset allocation, Portfolio performance was hindered primarily by its overweighted position in the basic material sector relative to the S&P 500 Index. Concerns over the possibility of rising interest rates and a potential economic slowdown in China hurt the sector during the first half of the year. Regarding stock selection, the industrial and health-care sectors had the largest negative impact on returns. The Portfolio's positions in Bristol-Myers, Wyeth, Caterpillar and United Technologies were the main contributors to underperformance, as was Citigroup, largely due to charges it took for unfavorable court decisions. Lastly, the Portfolio's position in Lehman Brothers was hurt by the anticipated weakness in the fixed-income markets as a result of interest rates that were expected to rise before merger and acquisition and equity-underwriting activity could accelerate.

Other sector allocation and security selection decisions made positive contributions to performance. The Portfolio's overweighting in energy and industrials benefited its relative performance during the period. High oil prices and continuing signs of economic growth helped the energy sector outperform others. The

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industrial sector had a strong first half, driven by accelerated orders. The
Portfolio's underweighting in information technology proved to be beneficial, as that sector pulled back after strong appreciation in 2003. Stock selection was also successful in the information technology sector, with stocks such as First Data and Microsoft outperforming their peers. Security selection was favorable in the consumer discretionary sector as well, with Portfolio ownership of Target and VF Corp., both of which continued to show strong earnings growth.

Flexible Income Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Flexible Income Portfolio's Class X shares produced a total return of 0.04 percent versus -0.11 percent for the Lehman Brothers Intermediate U.S. Government/Credit Index(8). For the same period, the Portfolio's Class Y shares returned -0.08 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's slight outperformance relative to the Lehman Brothers Intermediate Government U.S. Credit Index was largely due to its holdings of high-yield, emerging markets and non-U.S. bonds. These holdings benefited from general outperformance by the Portfolio relative to the Lehman benchmark and helped support its returns.

The Portfolio's performance was negatively influenced by its interest-rate sensitivity, which was greater than that of its Lehman benchmark. This posture caused the Portfolio to be more negatively affected by the spike in interest rates during April and May than was its benchmark.

Global Equity Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Global Equity Portfolio's Class X shares produced a total return of 1.31 percent versus 3.52 percent for the MSCI World Index(9). For the same period, the Portfolio's Class Y shares returned 1.22 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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(8)  THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE
     PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(9) THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI) MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING THE U.S., CANADA, EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

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The Portfolio's underperformance of its benchmark during this period was driven primarily by sector allocation in the first quarter of 2004, particularly its overweighted position in the semiconductor, media and materials sectors and an underweighted position in Japanese banking stocks, relative to the MSCI World Index. Despite producing strong earnings, these cyclical sectors suffered as investors questioned whether the peak in the earnings cycle was occurring. Against the backdrop of a prospect for higher interest rates, a spike in oil prices and a potential slowdown in China, cyclical sectors underperformed and negatively affected the Portfolio's performance.

Sector allocation decisions continued to contribute to the Portfolio's underperformance in the second quarter as its overweighting in regard to underperforming diversified financials, relative to the MSCI World Index, served as a drag on performance. An underweighted position in the telecommunications sector, relative to the MSCI World Index, also hindered performance for the period, because the Portfolio was thus not positioned to take advantage of positive earnings surprises in several key companies. In addition to these sector allocation issues, stock-specific risk related to accounting concerns hurt performance early in the year through holdings of Adecco and Royal Dutch.

Other sector and regional allocations contributed positively to the Portfolio's performance over the period. An overweighted position in energy, relative to the MSCI World Index, helped performance as a result of high crude oil prices being driven by strong global demand. British Petroleum was a particularly strong gainer for the Portfolio. Within the consumer staples sector, an emphasis on food, beverage and tobacco holdings helped performance when these stocks began to outperform in 2004 after underperforming cyclical and technology stocks during 2003. The Portfolio's overweighted position in Japan, relative to the MSCI World Index, also boosted performance, as the Japanese market gained on long-awaited signs of continued growth. Holdings within that market which performed well included Toyota, Mitsubishi and Tokyo Financial Group.

Growth Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Growth Portfolio's Class X shares produced a total return of 2.61 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned
2.47 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's underperformance of its benchmark was primarily the result of sector allocation. An underweighted position in the energy sector relative to the S&P 500 Index served as the most significant

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detractor from returns, given that sector's market leadership over the period.
Stock selection and an underweighted position in consumer staples also hurt performance, as the Portfolio was not positioned to take advantage of the gains made by the food products and personal care items industries. Its overweighted position in health care also hindered performance.

Stock selection in the financial sector also had a negative impact on the Portfolio, with Citigroup and Fannie Mae serving as drags on performance. Fannie Mae's performance suffered after it announced that it would take a charge of $240 to $260 million as the result of a compromise with the SEC and Fannie Mae's regulator. Citigroup's stock declined during the period on news of an SEC accounting probe of the company's Argentine business in 2001-2002. Citigroup's performance was further hurt by its announcement that it would take a $4.95 billion charge in the second quarter, including $2.65 billion to settle a class-action lawsuit related to the WorldCom scandal.

On a more positive note, the Portfolio benefited from stock selection in a number of sectors. Within the information technology sector, Yahoo!, Marvell Technology and Juniper Networks all helped performance. A strong earnings release late in the period and an improved outlook for Internet advertising drove Yahoo!'s positive performance. Marvell Technology's products gained overall market share as its new products gained traction and Juniper Networks enjoyed a high margin contribution from its acquisition of NetScreen. In the health-care sector, stock selection was positive as well, with strong performers including Anthem, Caremark and Boston Scientific. Anthem gained after its result outpaced analysts' expectations, thanks to rising enrollment. Boston Scientific benefited from impressive test results on its new drug-coated stent called Taxus. In the industrial sector, positive stock selection was led by General Electric, which performed strongly after completing a spin-off of a financial services division and the acquisition of Vivendi's Universal media properties.

Money Market Portfolio
As of June 30, 2004, Morgan Stanley Investment Series Money Market Portfolio had net assets in excess of $120 million and an average Portfolio maturity of 40 days. For the seven-day period ended June 30, 2004, the Portfolio's Class X shares provided an effective annualized yield and a current yield both of 0.63 percent; its 30-day moving average yield for June was 0.59 percent. For the six-month period ended June 30, 2004, the Portfolio's Class X shares returned
0.27 percent.

For the seven-day period ended June 30, 2004 the Portfolio's Class Y shares provided an effective annualized yield and a current yield of 0.38 percent, while its 30-day moving average yield for June was 0.34 percent. For the six-month period ended June 30, 2004 the Portfolio's Class Y shares provided a total return of 0.15 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Our strategy in managing the Portfolio remained consistent with the Portfolio's long-term focus on maintaining preservation of capital and very high liquidity. The Portfolio adhered to a conservative approach that emphasized purchasing high-quality money market obligations and avoided the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. On June 30, 2004, approximately 77 percent of the Portfolio was invested in high-quality commercial paper, 14 percent in federal agency obligations, 5 percent in floating-rate notes, 2 percent in bankers' acceptances and the remaining 2 percent in certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 98 percent of the Portfolio's holdings were due to mature in less than four months.

Utilities Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Utilities Portfolio's Class X shares produced a total return of 5.32 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 5.19 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio's outperformance resulted from solid contributions by all the sectors owned, namely electric utilities, natural gas and telecommunications. The Portfolio's positioning in electric and natural gas companies contributed the strongest results to its performance. Electric utilities stocks performed well as a result of relatively low interest rates, strong fundamentals, strengthening balance sheets, improved dividend growth potential and the overall heightened appeal of the sector, given its positive dividend tax characteristics. Additionally, the Portfolio capitalized on several turnaround opportunities, or special situations. For example, TXU Corp. benefited from a proactive new management team that enacted a more disciplined cost reduction plan combined with a prudent growth strategy, enabling a more robust earnings trajectory for the company. Within the natural gas sector a number of stocks benefited performance as a result of good demand trends and a favorable pricing environment. Strong performers for the Portfolio within this sector included the Williams Companies, Questar Corp. and Sempra Energy.

While the Portfolio's holdings in telecom stocks performed well generally, selective telecom companies, including some of the Regional Bell Operating Companies, lagged. However, other holdings with wireless exposure such as Sprint and Alltel outperformed as a result of vigorous growth in the mobile telephone industry.

Value-Added Portfolio
For the six-month period ending June 30, 2004, Morgan Stanley Value-Added Portfolio's Class X shares produced a total return of 5.96 percent versus 3.44 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned 5.78 percent. THE PERFORMANCE OF THE PORTFOLIO'S TWO SHARE CLASSES VARIES BECAUSE OF DIFFERING EXPENSES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Positive returns across all ten sectors represented in the Portfolio resulted in its outperformance during the period, driven particularly by contributions from the industrials and consumer discretionary sectors. The economy's continued improvement spurred the industrial sector's gains, while the Portfolio's strategy of equal weighting allowed the sector's relatively large number of companies to be a major contributor to its outperformance. Similarly, the consumer discretionary sector's sheer size was a major reason for its strong contribution to performance. The continued strength of the economy again played a role in the sector's performance as returns were driven by companies such as
J. C. Penney and Dillard's. The Portfolio's equal weighting structure also allowed for an outsized contribution from the smallest 200 companies in the S&P 500 Index.

The relatively small sectors, such as utilities and telecommunications, contributed less to the Portfolio's total return. The telecom area performed strongly as a result of the gains made by companies such as Sprint PCS and AT&T wireless. Some of the Portfolio's most disappointing holdings in terms of performance were QLogic, Ciena Corp., Delta, Watson Pharmaceuticals and Winn-Dixie. QLogic served as the biggest drag on the Portfolio as lower-forecasted sales numbers in March contributed to negative performance at the end of that quarter, while Delta's poor performance resulted from higher fuel prices and difficult contract negotiations.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo                           /s/ Mitchell M. Merin

Charles A. Fiumefreddo                               Mitchell M. Merin
CHAIRMAN OF THE BOARD                                PRESIDENT


THE MENTION OF ANY SECURITIES ABOVE SHOULD NOT BE DEEMED A RECOMMENDATION TO BUY OR SELL SUCH SECURITIES.

PROXY VOTING POLICIES AND PROCEDURES
A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our website at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

Morgan Stanley Select Dimensions Investment Series
FUND PERFORMANCE - JUNE 30, 2004

           AVERAGE ANNUAL TOTAL RETURNS-PERIOD ENDED JUNE 30, 2004(1)

                                                                        SINCE
CLASS X                                        1 YEAR     5 YEARS     INCEPTION*
-------                                        ------     -------     ----------
American Opportunities                          13.85%      (2.53)%        11.04%
Balanced Growth                                 12.86        2.16           8.96
Capital Opportunities                           31.53       (7.57)         (0.80)
Developing Growth                               30.73        0.57          10.78
Dividend Growth                                 17.03       (1.01)         11.36
Flexible Income                                  5.51        2.21           4.12
Global Equity                                   19.62        1.54           6.66
Growth                                          15.68       (3.19)          7.01
Money Market                                     0.54        2.91           4.05
Utilities                                       12.70       (1.50)          8.99
Value-Added Market                              27.94        5.65          12.70

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS X SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Y SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
* The inception date of each Portfolio was November 9, 1994, with the exception of Capital Opportunities, which commenced operations on January 21, 1997.

           AVERAGE ANNUAL TOTAL RETURNS-PERIOD ENDED JUNE 30, 2004(1)

                                                                                                SINCE
CLASS Y                                                                             1 YEAR    INCEPTION*
-------                                                                             ------    ----------
American Opportunities                                                               13.59%     (10.72)%
Balanced Growth                                                                      12.62        4.78
Capital Opportunities                                                                31.31      (23.62)
Developing Growth                                                                    30.36       (8.29)
Dividend Growth                                                                      16.77        3.25
Flexible Income                                                                       5.26        2.89
Global Equity                                                                        19.34       (4.13)
Growth                                                                               15.36      (10.70)
Money Market                                                                          0.29        1.98
Utilities                                                                            12.43       (8.93)
Value-Added Market                                                                   27.60        7.19

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

----------
(1) Figure assumes reinvestment of all distributions for the underlying fund based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges.
*    Inception date of July 24, 2000.

Money Market
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

                                                                ANNUALIZED
 PRINCIPAL                                                         YIELD
 AMOUNT IN                                                      ON DATE OF            MATURITY
 THOUSANDS                                                       PURCHASE               DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER (77.6%)
               ASSET-BACKED - AUTO (0.7%)
$        850   DaimlerChrysler Revolving Auto Conduit              1.32%              07/28/04          $       849,159
                                                                                                        ---------------
               ASSET-BACKED - CONSUMER (7.1%)
       1,000   Barton Capital Corp. - 144A*                        1.10               07/21/04                  999,389
       4,450   Gemini Securitization Corp. - 144A*              1.07 - 1.33      07/16/04 - 08/13/04          4,446,565
       3,125   Thames Asset Global Securitization - 144A*       1.08 - 1.28      07/15/04 - 08/11/04          3,122,703
                                                                                                        ---------------
                                                                                                              8,568,657
                                                                                                        ---------------
               ASSET-BACKED - CORPORATE (11.1%)
       5,700   Asset Securitization Co-op Corp. - 144A*         1.06 - 1.26      07/01/04 - 07/21/04          5,698,328
       1,200   Atlantis One Funding - 144A*                        1.08               07/14/04                1,199,532
       2,500   CAFCO LLC - 144A*                                   1.23               07/27/04                2,497,779
       4,000   Moat Funding LLC - 144A*                         1.07 - 1.25           07/12/04 - 08/19/04     3,996,068
                                                                                                        ---------------
                                                                                                             13,391,707
                                                                                                        ---------------
               ASSET-BACKED - DIVERSIFIED (9.3%)
       5,770   CRC Funding - 144A*                              1.17 - 1.40      08/02/04 - 08/25/04          5,761,087
       5,500   Fairway Finance Corp. - 144A*                    1.10 - 1.27      07/19/04 - 07/29/04          5,495,818
                                                                                                        ---------------
                                                                                                             11,256,905
                                                                                                        ---------------
               ASSET-BACKED - MORTGAGES (1.2%)
       1,500   Sydney Capital Corp. - 144A*                        1.23               07/15/04                1,499,282
                                                                                                        ---------------
               ASSET-BACKED - SECURITIES (12.7%)
       3,504   Amstel Funding Corp. - 144A*                     1.20 - 1.44      07/15/04 - 09/22/04          3,497,192
       5,700   Cancara Asset Securitization Ltd. - 144A*        1.10 - 1.24      07/08/04 - 08/23/04          5,692,925
       1,400   Galaxy Funding Inc. - 144A*                         1.24               08/17/04                1,397,734
         890   Grampian Funding LLC - 144A*                        1.50               07/01/04                  890,000
       3,850   Scaldis Capital Corp. - 144A*                    1.10 - 1.16      07/06/04 - 08/12/04          3,847,011
                                                                                                        ---------------
                                                                                                             15,324,862
                                                                                                        ---------------
               FINANCE - AUTOMOTIVE (1.5%)
       1,750   Toyota Motor Credit Corp.                           1.22               08/05/04                1,747,924
                                                                                                        ---------------
               FINANCIAL CONGLOMERATES (3.7%)
       4,500   General Electric Capital Corp.                   1.05 - 1.50      07/19/04 - 09/20/04          4,489,914
                                                                                                        ---------------
               INTERNATIONAL BANKS (27.7%)
       1,200   ABN Amro N.A. Finance, Inc.                         1.07               09/07/04                1,197,597
       1,350   ANZ (Delaware) Inc.                                 1.08               07/19/04                1,349,271
       2,189   Bank of Irland - 144A*                           1.09 - 1.89      07/29/04 - 12/31/04          2,182,261
       1,700   BNP Paribas Finance Inc.                            1.14               08/06/04                1,698,062
       4,300   CBA (Delaware) Finance Inc.                      1.08 - 1.37      07/02/04 - 08/23/04          4,297,222
       1,825   Danske Corp.                                        1.07               09/28/04                1,820,195
       1,500   Deutsche Bank Financial LLC                         1.08               08/13/04                1,498,065
       2,200   Fortis Funding LLC - 144A*                          1.10               08/16/04                2,196,908

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF            MATURITY
THOUSANDS                                                        PURCHASE               DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$      4,930   HBOS Treasury Services PLC                       1.10 - 1.52%     07/27/04 - 09/30/04    $     4,921,339
       1,900   ING (U.S.) Funding LLC                              1.06               07/07/04                1,899,664
       2,000   Natexis Banques Populaires U.S. Finance LLC         1.08               07/22/04                1,998,740
       2,300   Royal Bank of Scotland PLC                          1.05               07/06/04                2,299,665
       1,600   Svenska Handelsbanken, Inc.                      1.20 - 1.56      08/05/04 - 09/24/04          1,596,139
       1,900   Swedbank, Inc.                                      1.36               09/21/04                1,894,158
       2,500   Westpac Capital Corp.                            1.05 - 1.07      07/07/04 - 07/09/04          2,499,500
                                                                                                        ---------------
                                                                                                             33,348,786
                                                                                                        ---------------
               FOOD-BEVERAGE (2.6%)
       3,100   Nestle Capital Corp. - 144A*                     1.10 - 1.15      08/26/04 - 09/10/04          3,093,693
                                                                                                        ---------------
               TOTAL COMMERCIAL PAPER
                (COST $93,570,889)                                                                           93,570,889
                                                                                                        ---------------
               U.S. GOVERNMENT AGENCIES (14.2%)
       1,400   Federal Farm Credit Bank                            1.10               09/27/04                1,396,270
       3,500   Federal Home Loan Banks                          1.08 - 1.17      07/28/04 - 10/08/04          3,492,377
       5,400   Federal National Mortgage Assoc.                 1.06 - 1.15      08/20/04 - 09/29/04          5,388,874
       6,800   Freddie Mac                                      1.03 - 1.16      07/27/04 - 11/15/04          6,783,412
                                                                                                        ---------------
               TOTAL U.S. GOVERNMENT AGENCIES
                (COST $17,060,933)                                                                           17,060,933
                                                                                                        ---------------
               FLOATING RATE NOTE (5.4%)
               BANKING (3.7%)
       4,500   U.S. Bank N.A. - Cincinnati                         1.09               11/05/04                4,504,693
                                                                                                        ---------------
               INSURANCE (1.7%)
       2,000   AIG SunAmerica Global Financing VIII - 144A*        1.19               11/15/04                2,001,293
                                                                                                        ---------------
               TOTAL FLOATING RATE NOTE
                (COST $6,505,986)                                                                             6,505,986
                                                                                                        ---------------
               CERTIFICATE OF DEPOSIT (1.7%)
       2,000   State Street Bank & Trust
                (COST $2,000,000)                                  1.12               07/23/04                2,000,000
                                                                                                        ---------------
               BANKER'S ACCEPTANCES (1.5%)
       1,840   JP Morgan Chase Bank
                (COST $1,836,559)                               1.08 - 1.16      08/09/04 - 09/20/04          1,836,559
                                                                                                        ---------------
               TOTAL INVESTMENTS
                (COST $120,974,367) (a)                                                 100.4%              120,974,367
               LIABILITIES IN EXCESS OF OTHER ASSETS                                     (0.4)                 (446,500)
                                                                                        -----           ---------------
               NET ASSETS                                                               100.0%          $   120,527,867
                                                                                        =====           ===============

----------
    *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

Flexible Income
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & CORPORATE BONDS (99.2%)
               FOREIGN (25.8%)
               ARGENTINA (0.3%)
               GOVERNMENT OBLIGATIONS
$        275   Republic of Agentina (c)                            11.75%             04/07/09          $        79,750
          35   Republic of Agentina (c)                           11.375              03/15/10                   10,500
          20   Republic of Agentina (c)                            11.75              06/15/15                    6,000
          30   Republic of Agentina (c)                           11.375              01/30/17                    8,850
           5   Republic of Agentina (c)                            12.00              02/01/20                    1,425
         169   Republic of Agentina (c)                             6.00              03/31/23                   86,456
          50   Republic of Agentina (c)                            2.438              03/31/23                   25,577
                                                                                                        ---------------
               TOTAL ARGENTINA                                                                                  218,558
                                                                                                        ---------------
               AUSTRALIA (0.3%)
               OTHER METALS/MINERALS (0.0%)
          70    Murrin Murrin Holdings Property Ltd. (c)           9.375              08/31/07                        7
                                                                                                        ---------------
               PROPERTY/CASUAL INSURANCE (0.3%)
         200    Mantis Reef Ltd. - 144A*                           4.692              11/14/08                  197,727
                                                                                                        ---------------
               TOTAL AUSTRALIA                                                                                  197,734
                                                                                                        ---------------
               AUSTRIA (2.1%)
               GOVERNMENT OBLIGATION
EUR    1,200   Austrian Government Bond                             3.40              10/20/04                1,468,426
                                                                                                        ---------------
               BELGIUM (0.3%)
               CABLE/SATELLITE TV
$        290   Telenet Group Holding NV - 144A*                    11.50++            06/15/14                  185,600
                                                                                                        ---------------
               BERMUDA (0.0%)
               PERSONNEL SERVICES
EUR       20   Adecco Financial Services                            6.00              03/15/06                   25,206
                                                                                                        ---------------
               BRAZIL (1.8%)
               GOVERNMENT OBLIGATIONS
$        446   Federal Republic of Brazil                           8.00              04/15/14                  409,318
          60   Federal Republic of Brazil                           6.00              04/15/24                   46,982
         165   Federal Republic of Brazil                          8.875              04/15/24                  134,475
         230   Federal Republic of Brazil                          11.00              08/17/40                  217,062
         160   Federal Republic of Brazil                          11.25              07/26/07                  173,200
         240   Federal Republic of Brazil                          14.50              10/15/09                  280,800
                                                                                                        ---------------
               TOTAL BRAZIL                                                                                   1,261,837
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               BULGARIA (0.2%)
               GOVERNMENT OBLIGATION
$        130   Federal Republic of Bulgaria                         8.25%             01/15/15          $       152,133
                                                                                                        ---------------
               CANADA (2.4%)
               AEROSPACE & DEFENSE (0.0%)
EUR       10   Bombardier Capital                                  6.125              05/14/07                   11,738
                                                                                                        ---------------
               CONTAINERS/PACKAGING (0.1%)
$         65   Norampac, Inc.                                       6.75              06/01/13                   64,025
                                                                                                        ---------------
               FOREST PRODUCTS (0.3%)
          40   Tembec Industries Inc.                               7.75              03/15/12                   38,800
         175   Tembec Industries Inc.                               8.50              02/01/11                  177,625
                                                                                                        ---------------
                                                                                                                216,425
                                                                                                        ---------------
               GOVERNMENT OBLIGATIONS (0.4%)
CAD      175   Canada Government Bond                               5.50              06/01/09                  137,825
         190   Canada Government Bond                               3.00              06/01/06                  141,529
                                                                                                        ---------------
                                                                                                                279,354
                                                                                                        ---------------
               INTEGRATED OIL (0.1%)
$         40   Petro-Canada                                         5.35              07/15/33                   34,170
                                                                                                        ---------------
               MOVIES/ENTERTAINMENT (0.2%)
         134   Alliance Atlantis Communications, Inc.              13.00              12/15/09                  148,070
                                                                                                        ---------------
               OIL & GAS PRODUCTION (0.1%)
          90   Nexen Inc.                                           5.05              11/20/13                   86,473
                                                                                                        ---------------
               OILFIELD SERVICES/EQUIPMENT (0.2%)
         130   CHC Helicopter Corp. 144A*                          7.375              05/01/14                  128,375
                                                                                                        ---------------
               OTHER METALS/MINERALS (0.3%)
         210   Inco Ltd.                                            7.20              09/15/32                  221,953
           5   Inco Ltd.                                            7.75              05/15/12                    5,696
                                                                                                        ---------------
                                                                                                                227,649
                                                                                                        ---------------
               PUBLISHING: NEWSPAPERS (0.3%)
         203   Hollinger Participation Trust - 144A*              12.125+             11/15/10                  237,784
                                                                                                        ---------------
               PULP & PAPER (0.2%)
         155   Abitibi-Consolidated, Inc.                           6.00              06/20/13                  137,961
                                                                                                        ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
         200   Worldwide Fiber, Inc. (a) (c)                       12.00              08/01/09                       20
                                                                                                        ---------------
               TELECOMMUNICATION EQUIPMENT (0.2%)
         125   Nortel Networks Ltd.                                6.125              02/15/06                  126,250
                                                                                                        ---------------
               TOTAL CANADA                                                                                   1,698,294
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               CAYMAN ISLANDS (0.0%)
               TOBACCO
EUR       15   Altria Finance Ltd.                                 5.625%             06/24/08          $        18,763
                                                                                                        ---------------
               CHILE (0.3%)
               OIL & GAS PRODUCTION
$        180   Empresa Nacional de Petroleo                         6.75              11/15/12                  193,477
                                                                                                        ---------------
               COLOMBIA (0.2%)
               GOVERNMENT OBLIGATION
         119   Republic of Columbia                                 9.75              04/09/11                  131,904
                                                                                                        ---------------
               DENMARK (0.1%)
               GOVERNMENT OBLIGATION
DKK      400   Kingdom of Denmark                                   5.00              08/15/05                   67,381
                                                                                                        ---------------
               FRANCE (1.5%)
               CHEMICALS: SPECIALTY (0.2%)
$        140   Rhodia SA - 144A*                                   8.875              06/01/11                  119,000
                                                                                                        ---------------
               GOVERNMENT OBLIGATIONS (1.1%)
EUR      350   France (Republic of)                                 6.50              04/25/11                  491,223
         225   French Treasury Note                                 5.00              07/12/05                  281,637
                                                                                                        ---------------
                                                                                                                772,860
                                                                                                        ---------------
               TELECOMMUNICATIONS (0.1%)
          15   France Telecom                                       7.00              12/23/09                   20,650
          20   France Telecom                                      8.125              01/28/33                   30,863
$         25   France Telecom S.A.                                  9.50              03/01/31                   31,465
                                                                                                        ---------------
                                                                                                                 82,978
                                                                                                        ---------------
               WATER UTILITIES (0.1%)
EUR       20   Veolia Environment                                  5.875              06/27/08                   26,157
                                                                                                        ---------------
          20   Gie Suez Alliance                                    5.50              02/20/09                   25,828
                                                                                                        ---------------
                                                                                                                 51,985
                                                                                                        ---------------
               TOTAL FRANCE                                                                                   1,026,823
                                                                                                        ---------------
               GERMANY (3.0%)
               CABLE/SATELLITE TV (0.2%)
$        115   Kabel Deutschland - 144A*                          10.625              07/01/14                  118,737
                                                                                                        ---------------
               GOVERNMENT OBLIGATIONS (2.6%)
EUR      610   Germany (Federal Republic of)                       7.375              01/03/05                  762,592
         775   Germany (Federal Republic of)                        6.25              01/04/24                1,118,309
                                                                                                        ---------------
                                                                                                              1,880,901
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               PHARMACY: MAJOR (0.2%)
$         55   VWR International - 144A*                           6.875%             04/15/12          $        55,481
          70   VWR International - 144A*                            8.00              04/15/14                   72,100
                                                                                                        ---------------
                                                                                                                127,581
                                                                                                        ---------------
               TOTAL GERMANY                                                                                  2,127,219
                                                                                                        ---------------
               IRELAND (0.3%)
               INVESTMENT MANAGERS
         175   JSG Funding PLC                                     9.625              10/01/12                  192,500
                                                                                                        ---------------
               ITALY (0.0%)
               TELECOMMUNICATIONS
          30   Telecom Italia Capital - 144A*                       4.00              11/15/08                   29,499
                                                                                                        ---------------
               IVORY COAST (0.0%)
               GOVERNMENT OBLIGATION
          90   Ivory Coast (c)                                      2.00              03/29/18                   12,672
                                                                                                        ---------------
               JAPAN (2.9%)
               GOVERNMENT OBLIGATIONS
JPY   41,500   Japan (Government of)                                0.80              03/20/13                  355,893
     171,000   Japan (Government of)                                0.10              04/20/05                1,572,031
      15,000   Japan (Government of)                                0.10              12/20/05                  137,829
                                                                                                        ---------------
               TOTAL JAPAN                                                                                    2,065,753
                                                                                                        ---------------
               KYRGYZSTAN (0.2%)
               INDUSTRIAL CONGLOMERATES
EUR       10   Hutchison Whampoa Finance                           5.875              07/08/13                   12,376
$        165   Hutchison Whampoa International Ltd. - 144A*         6.50              02/13/13                  165,449
                                                                                                        ---------------
               TOTAL KYRGYZSTAN                                                                                 177,825
                                                                                                        ---------------
               LUXEMBOURG (0.0%)
               CHEMICALS: AGRICULTURAL (0.0%)
EUR       20   Sygenta Lux Finance                                  5.50              07/10/06                   25,536
                                                                                                        ---------------
               INDUSTRIAL CONGLOMERATES (0.0%)
          10   Tyco International Group S.A.                       6.125              04/04/07                   13,066
                                                                                                        ---------------
               TOTAL LUXEMBOURG                                                                                  38,602
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               MALAYSIA (0.4%)
               GOVERNMENT OBLIGATION
$        230   Malaysia                                             8.75%             06/01/09          $       270,917
                                                                                                        ---------------
               MAURITIUS ISLAND (0.3%)
               PULP/PAPER
         560   TJIWI Kimia Mauritius (c)                           10.00              08/01/04                  211,400
                                                                                                        ---------------
               MEXICO (2.4%)
               GOVERNMENT OBLIGATIONS (2.3%)
          50   United Mexican States Corp.                          8.00              09/24/22                   52,050
         405   United Mexican States Corp.                         8.375              01/14/11                  458,662
         170   United Mexican States Corp.                         8.125              12/30/19                  182,325
         150   United Mexican States Corp.                        10.375              02/17/09                  181,575
         410   United Mexican States Corp.                        11.375              09/15/16                  574,000
         110   United Mexican States Corp.                         11.50              05/15/26                  154,495
                                                                                                        ---------------
                                                                                                              1,603,107
                                                                                                        ---------------
               SPECIALTY TELECOMMUNICATION (0.1%)
         205   Satelites Mexicanos SA (a) (c)                     10.125              11/01/04                   87,125
                                                                                                        ---------------
               TOTAL MEXICO                                                                                   1,690,232
                                                                                                        ---------------
               NETHERLANDS (0.3%)
               ELECTRIC UTILITIES (0.0%)
EUR       20   RWE Finance BV                                       5.50              10/26/07                   25,940
                                                                                                        ---------------
               MULTI-LINE INSURANCE (0.1%)
          15   Allianz Finance II BV                               6.125              05/31/22                   19,809
          25   Munich Re Finance BV                                 6.75              06/21/23                   33,731
                                                                                                        ---------------
                                                                                                                 53,540
                                                                                                        ---------------
               PUBLISHING: BOOKS/MAGAZINES (0.0%)
          20   VNU N.V.                                            6.625              05/30/07                   26,351
                                                                                                        ---------------
               TELECOMMUNICATIONS (0.2%)
          20   Deutsche Telekom International Finance Corp.        8.125              05/29/12                   29,678
$         50   Deutsche Telekom International Finance Corp.         8.75              06/15/30                   61,032
EUR       25   Olivetti Finance N.V.                               5.875              01/24/08                   32,535
          15   TPSA Eurofinance BV                                 6.625              03/01/06                   19,276
                                                                                                        ---------------
                                                                                                                142,521
                                                                                                        ---------------
               TOTAL NETHERLANDS                                                                                248,352
                                                                                                        ---------------
               NIGERIA (0.3%)
               GOVERNMENT OBLIGATION
$        250   Central Bank of Nigeria                              6.25              11/15/20                  213,375
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               PANAMA (0.3%)
               GOVERNMENT OBLIGATIONS
$         80   Republic of Panama                                  9.375%             04/01/29          $        89,000
         100   Republic of Panama                                  9.625              02/08/11                  111,250
                                                                                                        ---------------
               TOTAL PANAMA                                                                                     200,250
                                                                                                        ---------------
               PERU (0.3%)
               GOVERNMENT OBLIGATIONS
          40   Republic of Peru                                    8.375              05/03/16                   37,400
         150   Republic of Peru                                    9.875              02/06/15                  157,500
                                                                                                        ---------------
               TOTAL PERU                                                                                       194,900
                                                                                                        ---------------
               PHILIPPINES (0.5%)
               GOVERNMENT OBLIGATIONS
         100   Republic of Philippines                             9.875              01/15/19                  100,000
         250   Republic of Philippines                             8.875              03/17/15                  241,875
                                                                                                        ---------------
               TOTAL PHILIPPINES                                                                                341,875
                                                                                                        ---------------
               QATAR (0.2%)
               GAS DISTRIBUTORS
         105   Ras Laffan Liquid Natural Gas Co. - 144A*           8.294              03/15/14                  118,125
                                                                                                        ---------------
               RUSSIA (2.5%)
               GOVERNMENT OBLIGATIONS
         900   Federal Republic of Russia                           5.00              03/31/30                  823,950
         170   Federal Republic of Russia                           8.25              03/31/10                  185,078
         301   Federal Republic of Russia                          11.00              07/24/18                  381,058
         270   Federal Republic of Russia                          12.75              06/24/28                  394,753
                                                                                                        ---------------
               TOTAL RUSSIA                                                                                   1,784,839
                                                                                                        ---------------
               SOUTH KOREA (0.7%)
               GOVERNMENT OBLIGATION
         500   Citigroup Inc - 144A*                                5.30              10/05/05                  507,294
                                                                                                        ---------------
               SWEDEN (0.1%)
               GOVERNMENT OBLIGATION
SEK      375   Swedish Government Bond                              5.00              01/28/09                   51,927
                                                                                                        ---------------
               TUNISIA (0.0%)
               REGIONAL BANKS
$         30   Banque Centrale de Tunisie                          7.375              04/25/12                   32,850
                                                                                                        ---------------
               TURKEY (0.6%)
               GOVERNMENT OBLIGATIONS
         290   Republic of Turkey                                  11.00              01/14/13                  317,550
         105   Republic of Turkey                                  11.50              01/23/12                  118,125
                                                                                                        ---------------
               TOTAL TURKEY                                                                                     435,675
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               UNITED KINGDOM (0.5%)
               ADVERTISING/MARKETING SERVICES (0.3%)
$        150   WPP Finance (UK) Corp. - 144A*                      5.875%             06/15/14          $       150,896
EUR       30   WPP Group PLC                                        6.00              06/18/08                   39,258
                                                                                                        ---------------
                                                                                                                190,154
                                                                                                        ---------------
               CHEMICALS: SPECIALTY (0.1%)
$         75   Avecia Group PLC                                    11.00              07/01/09                   57,375
                                                                                                        ---------------
               ELECTRIC UTILITIES (0.0%)
EUR       20   National Grid Transco                                5.00              07/02/18                   23,348
                                                                                                        ---------------
               FINANCIAL CONGLOMERATES (0.1%)
$         68   Dunlop Standard Aerospace Holdings PLC - 144A*     11.875              05/15/09                   72,590
                                                                                                        ---------------
               LIFE HEALTH INSURANCE (0.0%)
EUR       20   SL Finance PLC                                      6.375              07/12/22                   26,124
                                                                                                        ---------------
               TOBACCO (0.0%)
          20   BAT International Finance PLC                       4.875              02/25/09                   24,846
                                                                                                        ---------------
               TOTAL UNITED KINGDOM                                                                             394,437
                                                                                                        ---------------
               VENEZUELA (0.5%)
               GOVERNMENT OBLIGATIONS
$        130   Republic of Venezuela                                9.25              09/15/27                  110,500
         240   Republic of Venezuela                               10.75              09/19/13                  237,760
                                                                                                        ---------------
               TOTAL VENEZUELA                                                                                  348,260
                                                                                                        ---------------
               TOTAL FOREIGN
                (COST $18,121,581)                                                                           18,334,914
                                                                                                        ---------------
               UNITED STATES (73.4%)

               CORPORATE BONDS (39.7%)
               ADVERTISING/MARKETING SERVICES (0.5%)
         223   Advanstar Communications, Inc.                       8.75****          08/15/08                  235,036
         110   Interep National Radio Sales, Inc. (Series B)       10.00              07/01/08                   91,850
                                                                                                       ---------------
                                                                                                               326,886
                                                                                                       ---------------
               AEROSPACE & DEFENSE (0.2%)
          20   Lockheed Martin Corp.                                8.50              12/01/29                   25,161
           5   Raytheon Co.                                         4.85              01/15/11                    4,969
          45   Raytheon Co.                                         8.30              03/01/10                   52,846
          90   Systems 2001 Asset Trust - 144A*                    6.664              09/15/13                   96,965
                                                                                                        ---------------
                                                                                                                179,941
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               AIR FREIGHT/COURIERS (0.1%)
$        40    FedEx Corp.                                          7.25%             02/15/11          $        44,938
         30    Fedex Corp. - 144A*                                  2.65              04/01/07                   29,152
                                                                                                        ---------------
                                                                                                                 74,090
                                                                                                        ---------------
               AIRLINES (0.2%)
         21    Continental Airlines, Inc.                          6.545              02/02/19                   19,762
         64    Continental Airlines, Inc.                          6.648              09/15/17                   59,662
         30    Southwest Airlines Co.                              5.496              11/01/06                   31,111
                                                                                                        ---------------
                                                                                                                110,535
                                                                                                        ---------------
               ALTERNATIVE POWER GENERATION (0.5%)
        190    Calpine Corp. - 144A*                                8.50              07/15/10                  158,175
        205    Ormat Funding Corp. - 144A*                          8.25              12/30/20                  194,536
                                                                                                       ---------------
                                                                                                                352,711
                                                                                                        ---------------
               APPAREL/FOOTWEAR (0.1%)
         60    Oxford Industries Inc. - 144A*                      8.875              06/01/11                   63,600
                                                                                                        ---------------
               AUTO PARTS: O.E.M. (0.2%)
        154    TRW Automotive, Inc.                                9.375              02/15/13                  174,405
                                                                                                        ---------------
               AUTOMOTIVE AFTERMARKET (0.2%)
        110    Tenneco Automotive, Inc. (Series B)                11.625              10/15/09                  118,800
                                                                                                        ---------------
               BROADCASTING (0.3%)
         75    Clear Channel Communications, Inc.                   7.65              09/15/10                   84,600
         45    Granite Broadcasting Corp. - 144A*                   9.75              12/01/10                   42,075
         74    Salem Communications Holdings Corp. (Series B)       9.00              07/01/11                   80,660
                                                                                                        ---------------
                                                                                                                207,335
                                                                                                        ---------------
               BUILDING PRODUCTS (1.0%)
        290    Associated Materials Inc. - 144A*                   11.25++            03/01/14                  195,750
         45    Brand Services Inc.                                 12.00              10/15/12                   51,525
         35    Interface Inc.                                       7.30              04/01/08                   34,869
        165    Interface Inc. - 144A*                               9.50              02/01/14                  165,000
        260    Nortek Holdings, Inc. - 144A*                       10.00++            05/15/11                  209,300
         55    WII Components, Inc. - 144A*                        10.00              02/15/12                   54,175
                                                                                                        ---------------
                                                                                                                710,619
                                                                                                        ---------------
               CABLE/SATELLITE TV (2.0%)
         38    Avalon Cable LLC                                   11.875              12/01/08                   40,270
         75    Cablevision Systems Corp. - 144A*                    5.66              04/01/09                   77,250
        135    Charter Communications Holdings LLC                 10.75              10/01/09                  114,075
        185    Charter Communications Holdings/Charter Capital     11.75++            05/15/11                  120,712
        180    Comcast Cable Communications Inc.                    6.75              01/30/11                  194,494
         85    Comcast Corp.                                        6.50              01/15/15                   88,266

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$        130   CSC Holdings Inc (Series B)                         8.125%             07/15/09          $       135,850
          25   CSC Holdings Inc.                                   10.50              05/15/16                   28,187
         115   Directv Holdings/Finance                            8.375              03/15/13                  127,794
         210   Echostar DBS Corp.                                  6.375              10/01/11                  207,900
          42   Echostar DBS Corp.                                  9.125              01/15/09                   46,252
         149   Knology, Inc. - 144A* (d)                           12.00+             11/30/09                  141,036
          30   Pegagus Communications Corp. (Series B) (c)         12.50              08/01/07                   14,700
          15   Pegasus Communications Corp. (Series B) (c)          9.75               12/01/06                    7,350
          25   Pegasus Satellite Communications Inc. (a) (c)      12.375              08/01/06                   12,250
          60   Renaissance Media Group LLC                         10.00              04/15/08                   62,100
                                                                                                        ---------------
                                                                                                              1,418,486
                                                                                                        ---------------
               CASINO/GAMING (1.3%)
         840   Aladdin Gaming Holdings/Capital Corp. LLC
                (Series B) (c)                                     13.50              03/01/10                        0
         105   Harrah's Operating Co., Inc. - 144A*                 5.50              07/01/10                  105,659
         115   Harrah's Operating Co., Inc.                        7.875              12/15/05                  121,756
         235   MGM Mirage, Inc.                                     6.00              10/01/09                  231,475
         190   Park Place Entertainment                            8.875              09/15/08                  206,625
         299   Resorts At Summerlin LP/Ras Co.
                (Series B) (a) (c)                                 13.00              12/15/07                        0
          75   Station Casinos, Inc.                                6.00              04/01/12                   72,937
         105   Station Casinos, Inc.                                6.50              02/01/14                  101,587
          85   Venetian Casino/LV Sands                            11.00              06/15/10                   98,600
                                                                                                        ---------------
                                                                                                                938,639
                                                                                                        ---------------
               CHEMICALS: MAJOR DIVERSIFIED (0.7%)
         161   Equistar Chemical Funding                          10.125              09/01/08                  177,100
          35   Equistar Chemical Funding                          10.625              05/01/11                   39,025
          55   Huntsman Advanced Materials Corp. - 144A*           11.00              07/15/10                   62,287
         160   Huntsman ICI Chemicals                             10.125              07/01/09                  164,000
          45   ICI Wilmington Inc.                                 4.375              12/01/08                   44,186
                                                                                                        ---------------
                                                                                                                486,598
                                                                                                        ---------------
               CHEMICALS: SPECIALTY (1.4%)
          50   FMC Corp.                                           10.25              11/01/09                   57,750
          60   ISP Chemco                                          10.25              07/01/11                   67,050
         135   ISP Holdings Inc. (Series B)                       10.625              12/15/09                  149,175
          40   Koppers Industry Inc.                               9.875              10/15/13                   44,000
         175   Millennium America, Inc.                             7.00              11/15/06                  180,687
          65   Millennium America, Inc.                             9.25              06/15/08                   70,200
         150   Nalco Co. - 144A*                                    7.75              11/15/11                  157,875
          65   Nalco Co. - 144A*                                   8.875              11/15/13                   68,412
         100   Rockwood Specialties, Inc.                         10.625              05/15/11                  107,000
          60   Westlake Chemical Corp.                              8.75              07/15/11                   65,400
                                                                                                        ---------------
                                                                                                                967,549
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PRINTING/FORMS (0.0%)
$        300   Premier Graphics Inc. (a) (c)                       11.50%             12/01/05          $             0
                                                                                                        ---------------
               CONSUMER/BUSINESS SERVICES (0.2%)
         115   Muzak LLC/Muzak Finance Corp.                       9.875              03/15/09                   89,125
          80   Muzak LLC/Muzak Finance Corp.                       10.00              02/15/09                   70,800
                                                                                                        ---------------
                                                                                                                159,925
                                                                                                        ---------------
               CONSUMER SUNDRIES (0.1%)
          80   Amscan Holdings, Inc. - 144A*                        8.75              05/01/14                   79,000
                                                                                                        ---------------
               CONTAINERS/PACKAGING (1.1%)
         225   Graphic Packaging International Corp.                9.50              08/15/13                  245,250
          45   Owens-Brockway Glass Containers Corp.                7.75              05/15/11                   47,025
         175   Owens-Brockway Glass Containers Corp.                8.75              11/15/12                  190,750
          75   Owens-Illinois Inc.                                  7.50              05/15/10                   73,875
          70   Pliant Corp. (Issued 04/10/02)                      13.00              06/01/10                   63,000
          95   Pliant Corp. (Issued 08/29/00)                      13.00              06/01/10                   85,500
         105   Sealed Air Corp - 144A*                             5.625              07/15/13                  103,902
                                                                                                        ---------------
                                                                                                                809,302
                                                                                                        ---------------
               DEPARTMENT STORES (0.4%)
          45   Federated Department Stores, Inc.                    6.90              04/01/29                   46,825
          25   Federated Department Stores, Inc.                    7.00              02/15/28                   26,263
          25   May Department Stores Co., Inc.                      6.70              09/15/28                   24,916
          50   May Department Stores Co., Inc.                      6.90              01/15/32                   51,437
          10   Penney (J.C.) Co., Inc.                             6.875              10/15/15                   10,312
          60   Penney (J.C.) Co., Inc.                              7.95              04/01/17                   66,975
          40   Penney (J.C.) Co., Inc.                              9.00              08/01/12                   47,400
                                                                                                        ---------------
                                                                                                                274,128
                                                                                                        ---------------
               DRUGSTORE CHAINS (0.2%)
          15   CVS Corp. - 144A*                                   6.204              10/10/25                   14,879
          90   Rite Aid Corp.                                      7.125              01/15/07                   92,475
          30   Rite Aid Corp.                                      8.125              05/01/10                   31,725
                                                                                                        ---------------
                                                                                                                139,079
                                                                                                        ---------------
               ELECTRIC UTILITIES (3.0%)
          80   AES Corp. (The)                                      7.75              03/01/14                   77,300
          11   AES Corp. (The)                                     8.875              02/15/11                   11,467
          16   AES Corp. (The)                                     9.375              09/15/10                   17,140
         140   AES Corp. (The) - 144A*                              9.00              05/15/15                  150,675
          60   Allegheny Energy, Inc.                               7.75              08/01/05                   62,400
          85   Arizona Public Service Co.                           5.80              06/30/14                   85,241
          45   Carolina Power & Light Co.                          5.125              09/15/13                   44,391

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$         65   Cincinnati Gas & Electric Co.                        5.70%             09/15/12          $        66,565
          15   Cincinnati Gas & Electric Co. (Series A)             5.40              06/15/33                   13,018
          40   Cincinnati Gas & Electric Co. (Series B)            5.375              06/15/33                   34,584
          65   CMS Energy Corp.                                     7.50              01/15/09                   65,000
          75   CMS Energy Corp.                                     8.50              04/15/11                   76,875
          55   Columbus Southern Power                              6.60              03/01/33                   56,218
          60   Consolidated Natural Gas Co.                         6.25              11/01/11                   63,932
          10   Consolidated Natural Gas Co. (Series A)              5.00              03/01/14                    9,598
           5   Constellation Energy Group, Inc.                     7.60              04/01/32                    5,536
          10   Detroit Edison Co.                                   6.35              10/15/32                   10,092
          30   Duke Energy Corp.                                    4.50              04/01/10                   29,542
          20   Entergy Gulf States, Inc.                            3.60              06/01/08                   19,315
          80   Exelon Corp.                                         6.75              05/01/11                   87,122
          10   FirstEnergy Corp. (Series B)                         6.45              11/15/11                   10,383
          30   IPALCO Enterprises, Inc.                            8.625              11/14/11                   32,700
         135   Monongahela Power Co.                                5.00              10/01/06                  138,513
          25   MSW Energy Holdings/Finance                          8.50              09/01/10                   26,563
         115   MSW Energy Holdings/Finance - 144A*                 7.375              09/01/10                  115,000
         190   Nevada Power Co.                                     9.00              08/15/13                  207,575
          75   Pacific Gas & Electric                               6.05              03/01/34                   70,776
          65   PG&E Corp. - 144A*                                  6.875              07/15/08                   68,250
          15   PSEG Energy Holdings Inc.                            7.75              04/16/07                   15,788
         100   PSEG Energy Holdings Inc.                           8.625              02/15/08                  108,000
          25   Public Service Electric & Gas Co.                    5.00              01/01/13                   24,707
          20   South Carolina Electric & Gas Co.                    5.30              05/15/33                   17,916
          10   Southern California Edison Co. (Series D)            5.00              01/15/14                    9,747
          20   Texas Eastern Transmission, L.P.                     7.00              07/15/32                   20,976
          40   TNP Enterprises, Inc.                               10.25              04/01/10                   41,600
          80   TXU Energy Co.                                       7.00              03/15/13                   87,259
         125   Westar Energy Inc.                                   6.00              07/01/14                  127,234
          15   Wisconsin Electric Power Co.                        5.625              05/15/33                   14,058
                                                                                                        ---------------
                                                                                                              2,123,056
                                                                                                        ---------------
               ELECTRICAL PRODUCTS (0.2%)
          35   Cooper Industries Inc.                               5.25              07/01/07                   36,525
          90   Rayovac Corp.                                        8.50              10/01/13                   94,950
                                                                                                        ---------------
                                                                                                                131,475
                                                                                                        ---------------
               ELECTRONIC DISTRIBUTORS (0.2%)
         165   BRL Universal Equipment Corp.                       8.875              02/15/08                  177,581
                                                                                                        ---------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS (0.2%)
         140   Xerox Corp.                                         7.125              06/15/10                  143,500
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               ENGINEERING & CONSTRUCTION (0.0%)
$         55   Encompass Services Corp. (a) (c)                    10.50%             05/01/09          $             0
                                                                                                        ---------------
               ENVIRONMENTAL SERVICES (0.4%)
          60   Allied Waste North America, Inc.                     9.25              09/01/12                   67,500
          75   Allied Waste North America, Inc. (Series B)         8.875              04/01/08                   82,500
          65   Waste Management, Inc.                               5.00              03/15/14                   61,897
          60   Waste Management, Inc.                              6.875              05/15/09                   65,946
                                                                                                        ---------------
                                                                                                                277,843
                                                                                                        ---------------
               FINANCE/RENTAL/LEASING (1.4%)
          35   CIT Group Inc.                                      2.875              09/29/06                   34,560
          90   Countrywide Home Loans, Inc.                         3.25              05/21/08                   86,653
         340   Ford Motor Credit Co.                                7.25              10/25/11                  355,561
         105   Ford Motor Credit Co.                               7.375              10/28/09                  112,182
          65   MBNA America Bank NA                                7.125              11/15/12                   71,789
          70   MBNA Corp.                                          6.125              03/01/13                   72,414
          45   SLM Corp.                                            5.00              10/01/13                   43,534
         115   United Rentals NA Inc.                               6.50              02/15/12                  109,250
         120   United Rentals NA Inc.                               7.75              11/15/13                  114,000
                                                                                                        ---------------
                                                                                                                999,943
                                                                                                        ---------------
               FINANCIAL CONGLOMERATES (2.0%)
          55   Chase Manhattan Corp.                                6.00              02/15/09                   58,345
          40   Citicorp.                                            6.75              08/15/05                   41,859
          20   Citigroup Inc.                                       5.75              05/10/06                   20,962
          45   Citigroup Inc.                                       6.00              02/21/12                   47,785
          50   Citigroup Inc.                                      6.625              06/15/32                   51,953
          20   General Electric Capital Corp.                       4.25              12/01/10                   19,471
          85   General Electric Capital Corp.                       6.75              03/15/32                   91,673
          25   General Motors Acceptance Corp.                      4.50              07/15/06                   25,279
         615   General Motors Acceptance Corp.                     6.875              09/15/11                  631,446
          85   General Motors Acceptance Corp.                      8.00              11/01/31                   87,335
         100   Prudential Holdings, LLC (Series C) - 144A*         8.695              12/18/23                  120,354
         175   Prudential Holdings, LLC (Series B) (FSA) - 144A*   7.245              12/18/23                  198,904
                                                                                                        ---------------
                                                                                                              1,395,366
                                                                                                        ---------------
               FOOD RETAIL (0.4%)
          25   Albertson's Inc.                                     7.45              08/01/29                   27,084
          10   Albertson's Inc.                                     7.50              02/15/11                   11,284
          43   CAFMLease Trust - 144A*                              8.50              07/15/17                   48,171
         200   Delhaize America, Inc.                              8.125              04/15/11                  219,306
          15   Kroger Co.                                           7.50              04/01/31                   16,652
                                                                                                        ---------------
                                                                                                                322,497
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               FOOD: MAJOR DIVERSIFIED (0.2%)
$         25   General Mills Inc.                                  3.875%             11/30/07          $        24,937
          30   Kraft Foods Inc.                                     5.25              06/01/07                   31,221
          25   Kraft Foods Inc.                                    5.625              11/01/11                   25,470
          30   Kraft Foods Inc.                                     6.25              06/01/12                   31,639
                                                                                                        ---------------
                                                                                                                113,267
                                                                                                        ---------------
               FOOD: MEAT/FISH/DAIRY (1.0%)
          95   Michael Foods Inc. (Series B)                        8.00              11/15/13                   98,562
         220   Pilgrim's Pride Corp.                               9.625              09/15/11                  244,200
          60   PPC Escrow Corp.                                     9.25              11/15/13                   64,200
         135   Smithfield Foods Inc.                               7.625              02/15/08                  142,425
          25   Smithfield Foods Inc.                                7.75              05/15/13                   26,375
         130   Smithfield Foods Inc. (Series B)                     8.00              10/15/09                  140,725
                                                                                                        ---------------
                                                                                                                716,487
                                                                                                        ---------------
               FOREIGN DEBT (0.1%)
          50   TRAC-X EM Ltd. - 144A*                               6.50              12/23/08                   48,225
                                                                                                        ---------------
               FOREST PRODUCTS (0.2%)
          30   Weyerhaeuser Co.                                    6.125              03/15/07                   31,716
          95   Weyerhaeuser Co.                                     6.75              03/15/12                  103,036
                                                                                                        ---------------
                                                                                                                134,752
                                                                                                        ---------------
               GAS DISTRIBUTORS (0.4%)
         130   Dynegy Holdings, Inc.                               6.875              04/01/11                  112,613
         130   Dynegy Holdings, Inc. - 144A*                       9.875              07/15/10                  140,400
                                                                                                        ---------------
                                                                                                                253,013
                                                                                                        ---------------
               HOME BUILDING (0.4%)
          50   Schuler Homes, Inc.                                 9.375              07/15/09                   55,125
          80   Tech Olympic USA, Inc.                             10.375              07/01/12                   83,800
         100   Tech Olympic USA, Inc. (Issued 02/03/03)             9.00              07/01/10                  103,000
          35   Tech Olympic USA, Inc. (Issued 11/27/02)             9.00              07/01/10                   36,050
                                                                                                        ---------------
                                                                                                                277,975
                                                                                                        ---------------
               HOME FURNISHINGS (0.1%)
          40   Mohawk Industries Inc.                               7.20              04/15/12                   44,449
          40   Tempur-Pedic International, Inc.                    10.25              08/15/10                   45,300
                                                                                                        ---------------
                                                                                                                 89,749
                                                                                                        ---------------
               HOME IMPROVEMENT CHAINS (0.0%)
          30   Lowe's Companies, Inc.                               6.50              03/15/29                   31,577
                                                                                                        ---------------
               HOSPITAL/NURSING MANAGEMENT (0.8%)
          45   HCA, Inc.                                            6.30              10/01/12                   45,095
         100   HCA, Inc.                                           7.875              02/01/11                  109,819

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$        115   HCA, Inc.                                            8.75%             09/01/10          $       131,473
          70   Medcath Holdings Corp. - 144A*                      9.875              07/15/12                   70,671
          10   Tenet Healthcare Corp.                               6.50              06/01/12                    8,750
         115   Tenet Healthcare Corp.                              7.375              02/01/13                  104,650
          65   Tenet Healthcare Corp. - 144A*                      9.875              07/01/14                   66,463
                                                                                                        ---------------
                                                                                                                536,921
                                                                                                        ---------------
               HOTELS/RESORTS/CRUISELINES (0.8%)
          70   Hilton Hotels Corp.                                 7.625              12/01/12                   75,600
          75   Hilton Hotels Corp.                                  7.95              04/15/07                   81,375
         130   Horseshoe Gaming Holding Corp. (Series B)           8.625              05/15/09                  136,175
          45   Hyatt Equities LLC - 144A*                          6.875              06/15/07                   47,875
          50   Marriott International, Inc. (Series E)              7.00              01/15/08                   54,503
          20   Starwood Hotels & Resorts Worldwide, Inc.           7.375              05/01/07                   21,150
         150   Starwood Hotels & Resorts Worldwide, Inc.           7.875              05/01/12                  161,250
                                                                                                        ---------------
                                                                                                                577,928
                                                                                                        ---------------
               HOUSEHOLD/PERSONAL CARE (0.1%)
         110   Prestige Brands, Inc. - 144A*                        9.25              04/15/12                  106,150
                                                                                                        ---------------
               INDUSTRIAL CONGLOMERATES (0.1%)
          45   Honeywell International, Inc.                       6.125              11/01/11                   48,352
                                                                                                        ---------------
               INDUSTRIAL MACHINERY (0.1%)
          35   Flowserve Corp.                                     12.25              08/15/10                   39,813
                                                                                                        ---------------
               INDUSTRIAL SPECIALTIES (0.7%)
         165   Johnsondiversy, Inc.                                9.625              05/15/12                  180,675
          50   Tekni-Plex Inc. - 144A*                              8.75              11/15/13                   48,000
         121   Tekni-Plex Inc. (Series B)                          12.75              06/15/10                  116,765
         115   UCAR Finance, Inc.                                  10.25              02/15/12                  128,513
                                                                                                        ---------------
                                                                                                                473,953
                                                                                                        ---------------
               INFORMATION TECHNOLOGY SERVICES (0.1%)
          25   Electronic Data Systems Corp.                       7.125              10/15/09                   26,191
          30   Electronic Data Systems Corp.                        6.00              08/01/13                   28,702
                                                                                                        ---------------
                                                                                                                 54,893
                                                                                                        ---------------
               INTEGRATED OIL (0.2%)
          30   Amerada Hess Corp.                                   6.65              08/15/11                   31,791
          10   Amerada Hess Corp.                                  7.875              10/01/29                   10,834
          75   Conoco Inc.                                          6.95              04/15/29                   82,826
                                                                                                        ---------------
                                                                                                                125,451
                                                                                                        ---------------
               INTERNET SOFTWARE/SERVICES (0.1%)
         186   Exodus Communications, Inc. (a) (c)                11.625              07/15/10                        0
          70   Global Cash Access - 144A*                           8.75              03/15/12                   73,150
                                                                                                        ---------------
                                                                                                                 73,150
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               INVESTMENT BANKS/BROKERS (0.2%)
EUR       20   Goldman Sachs Group Inc.                             6.50%             10/06/10          $        27,220
$         55   Goldman Sachs Group Inc.                             6.60              01/15/12                   59,273
          60   Goldman Sachs Group Inc.                            6.875              01/15/11                   65,954
                                                                                                        ---------------
                                                                                                                152,447
                                                                                                        ---------------
               LIFE HEALTH INSURANCE (0.1%)
          65   John Hancock Financial Services, Inc.               5.625              12/01/08                   68,405
                                                                                                        ---------------
               MAJOR BANKS (0.5%)
          20   Bank of New York Co., Inc.                           5.20              07/01/07                   20,895
          25   Bank One Corp.                                       6.00              02/17/09                   26,599
          10   Chase Manhattan Corp.                                7.00              11/15/09                   11,115
          70   FleetBoston Financial Corp.                          7.25              09/15/05                   73,787
          25   Household Finance Corp.                             4.125              12/15/08                   24,668
          15   Household Finance Corp.                             5.875              02/01/09                   15,850
          15   Household Finance Corp.                             6.375              10/15/11                   16,034
          35   Household Finance Corp.                              6.40              06/17/08                   37,683
EUR       25   Household Finance Corp.                              6.50              05/05/09                   33,821
$         35   Household Finance Corp.                              6.75              05/15/11                   38,301
          70   Wachovia Corp.                                       4.95              11/01/06                   72,549
                                                                                                        ---------------
                                                                                                                371,302
                                                                                                        ---------------
               MANAGED HEALTH CARE (0.5%)
         220   Aetna, Inc.                                         7.875              03/01/11                  254,078
          90   Health Net, Inc.                                    8.375              04/15/11                  105,365
          30   Wellpoint Health Network, Inc.                      6.375              06/15/06                   31,821
                                                                                                        ---------------
                                                                                                                391,264
                                                                                                        ---------------
               MEDIA CONGLOMERATES (0.6%)
         100   News America Holdings, Inc.                          7.30              04/30/28                  108,757
          55   News America Holdings, Inc.                          7.75              02/01/24                   62,379
          30   News America Holdings, Inc.                         8.875              04/26/23                   37,573
          30   News America Inc.                                   7.125              04/08/28                   31,995
          25   Time Warner, Inc.                                   6.625              05/15/29                   24,333
         120   Time Warner, Inc.                                   7.625              04/15/31                  130,244
                                                                                                        ---------------
                                                                                                                395,281
                                                                                                        ---------------
               MEDICAL DISTRIBUTORS (0.3%)
         185   AmerisourceBergen Corp.                             8.125              09/01/08                  200,263
                                                                                                        ---------------
               MEDICAL/NURSING SERVICES (0.5%)
         181   Fresenius Medical Care Capital Trust                7.875              06/15/11                  192,765
          25   Fresenius Medical Care Capital Trust II (Units)^    7.875              02/01/08                   26,438
         110   Team Health, Inc. - 144A*                            9.00              04/01/12                  106,150
                                                                                                        ---------------
                                                                                                                325,353
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               MEDICAL SPECIALTIES (0.0%)
$         25   National Nephrology Assoc. - 144A*                   9.00%             11/01/11          $        28,750
                                                                                                        ---------------
               METAL FABRICATIONS (0.3%)
          60   General Cable Corp.                                  9.50              11/15/10                   64,800
         170   Trimas Corp.                                        9.875              06/15/12                  181,050
                                                                                                        ---------------
                                                                                                                245,850
                                                                                                        ---------------
               MISCELLANEOUS COMMERCIAL SERVICES (0.4%)
         150   Iron Mountain Inc.                                   7.75              01/15/15                  149,625
         140   Iron Mountain Inc.                                  8.625              04/01/13                  149,100
                                                                                                        ---------------
                                                                                                                298,725
                                                                                                        ---------------
               MISCELLANEOUS MANUFACTURING (0.2%)
         120   Amsted Industries Inc. - 144A*                      10.25              10/15/11                  130,800
                                                                                                        ---------------
               MOTOR VEHICLES (0.3%)
          45   DaimlerChrysler North American Holdings Co.          7.20              09/01/09                   49,038
         145   DaimlerChrysler North American Holdings Co.          7.30              01/15/12                  158,492
EUR       35   General Motors Corp.                                8.375              07/05/33                   47,044
                                                                                                        ---------------
                                                                                                                254,574
                                                                                                        ---------------
               MOVIES/ENTERTAINMENT (0.1%)
$        175   Cinemark, Inc. - 144A*                               9.75++            03/15/14                  115,063
                                                                                                        ---------------
               MULTI-LINE INSURANCE (0.5%)
          85   AIG Sun America Global Financial - 144A*             6.30              05/10/11                   91,428
          20   AXA Financial Inc.                                   6.50              04/01/08                   21,771
          30   American General Finance                            4.625              09/01/10                   29,664
         100   Farmers Exchange Capital - 144A*                     7.05              07/15/28                   96,246
          45   Hartford Financial Services Group, Inc.             2.375              06/01/06                   44,291
           5   Hartford Financial Services Group, Inc.              7.90              06/15/10                    5,801
          15   International Lease Finance Corp.                    2.95              05/23/06                   14,907
          30   International Lease Finance Corp.                    3.75              08/01/07                   29,893
                                                                                                        ---------------
                                                                                                                334,001
                                                                                                        ---------------
               OIL & GAS PIPELINES (1.2%)
         260   El Paso Production Holdings                          7.75              06/01/13                  239,850
          21   GulfTerra Energy Partners, L.P.                      8.50              06/01/10                   22,943
          87   GulfTerra Energy Partners, L.P.                    10.625              12/01/12                  103,965
          25   Northwest Pipeline Corp.                            8.125              03/01/10                   27,063
          95   Pacific Energy Partner/Finance - 144A*              7.125              06/15/14                   96,900
          10   Panhandle Eastern Pipe Line Co.                      2.75              03/15/07                    9,603
          40   Southern Natural Gas                                8.875              03/15/10                   43,900
          35   Transcontinental Gas Pipe Line Corp. (Series B)     8.875              07/15/12                   39,725
         245   Williams Companies, Inc. (The)                      7.875              09/01/21                  237,038
                                                                                                        ---------------
                                                                                                                820,987
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               OIL & GAS PRODUCTION (1.3%)
$        160   Chesapeake Energy Corp.                              7.50%             09/15/13          $       167,200
         160   Hilcorp Energy/Finance - 144A*                      10.50              09/01/10                  174,000
         105   Kerr-McGee Corp.                                    6.875              09/15/11                  113,116
          65   Magnum Hunter Resources, Inc.                        9.60              03/15/12                   71,825
         170   Pemex Project Funding Master Trust - 144A*           2.82              06/15/10                  171,190
         225   Vintage Petroleum, Inc.                             7.875              05/15/11                  231,750
                                                                                                        ---------------
                                                                                                                929,081
                                                                                                        ---------------
               OIL REFINING/MARKETING (0.6%)
          65   CITGO Petroleum Corp.                              11.375              02/01/11                   75,725
         170   Husky Oil Ltd.                                       8.90              08/15/28                  192,662
          30   Marathon Oil Corp.                                  5.375              06/01/07                   31,356
          55   Tesoro Petroleum Corp.                               9.00              07/01/08                   56,925
          65   Tesoro Petroleum Corp.                              9.625              04/01/12                   73,288
                                                                                                        ---------------
                                                                                                                429,956
                                                                                                        ---------------
               OILFIELD SERVICES/EQUIPMENT (0.3%)
          20   Hanover Compressor Co.                              8.625              12/15/10                   20,800
          50   Hanover Compressor Co.                               9.00              06/01/14                   52,125
         100   Hanover Equipment Trust 2001 A (Series A)            8.50              09/01/08                  106,250
          60   Hanover Equipment Trust 2001 B (Series B)            8.75              09/01/11                   64,500
                                                                                                        ---------------
                                                                                                                243,675
                                                                                                        ---------------
               OTHER TRANSPORTATION (0.3%)
         165   Laidlaw International Inc.                          10.75              06/15/11                  180,881
                                                                                                        ---------------
               PHARMACEUTICALS: MAJOR (0.0%)
          25   Schering-Plough Corp.                                5.30              12/01/13                   24,596
                                                                                                        ---------------
               PHARMACEUTICALS: OTHER (0.1%)
          45   Leiner Health Products Inc. - 144A*                 11.00              06/01/12                   46,688
                                                                                                        ---------------
               PUBLISHING: BOOKS/MAGAZINES (0.8%)
         100   Dex Media East/Finance                             12.125              11/15/12                  117,250
         185   Dex Media Inc. - 144A*                               9.00++            11/15/13                  120,250
          95   Dex Media West LLC                                  9.875              08/15/13                  104,738
          40   PEI Holdings, Inc.                                  11.00              03/15/10                   46,600
         175   PRIMEDIA, Inc.                                      8.875              05/15/11                  174,125
                                                                                                        ---------------
                                                                                                                562,963
                                                                                                        ---------------
               PULP & PAPER (0.4%)
         210   Georgia-Pacific Corp.                               8.875              02/01/10                  238,875
          30   International Paper Co.                              4.25              01/15/09                   29,521
                                                                                                        ---------------
                                                                                                                268,396
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               RAILROADS (0.1%)
$         30   Union Pacific Corp.                                 3.625%             06/01/10          $        28,249
          30   Union Pacific Corp.                                  6.79              11/09/07                   32,686
                                                                                                        ---------------
                                                                                                                 60,935
                                                                                                        ---------------
               REAL ESTATE DEVELOPMENT (0.5%)
         120   CB Richard Ellis Services, Inc.                     11.25              06/15/11                  137,400
          70   CBRE Escrow Inc.                                     9.75              05/15/10                   77,350
         120   LNR Property Corp.                                  7.625              07/15/13                  120,000
                                                                                                        ---------------
                                                                                                                334,750
                                                                                                        ---------------
               REAL ESTATE INVESTMENT TRUSTS (0.1%)
          84   HMH Properties, Inc. (Series B)                     7.875              08/01/08                   86,520
                                                                                                        ---------------
               REGIONAL BANKS (0.2%)
AUD      200   KFW International Inc.                               6.25              07/15/05                  140,632
                                                                                                        ---------------
               SAVINGS BANKS (0.2%)
$        155   Washington Mutual Inc.                               8.25              04/01/10                  180,692
                                                                                                        ---------------
               SERVICES TO THE HEALTH INDUSTRY (0.1%)
          80   Anthem Insurance - 144A*                            9.125              04/01/10                   98,237
                                                                                                        ---------------
               SPECIALTY STORES (0.7%)
         130   Autonation, Inc.                                     9.00              08/01/08                  147,550
          85   General Nutrition Center - 144A*                     8.50              12/01/10                   88,613
         120   Petro Stopping Centers/Financial Corp. - 144A*       9.00              02/15/12                  119,400
         115   Sonic Automotive, Inc.                              8.625              08/15/13                  120,463
                                                                                                        ---------------
                                                                                                                476,026
                                                                                                        ---------------
               SPECIALTY TELECOMMUNICATIONS (1.1%)
         130   American Tower Corp.                                9.375              02/01/09                  139,425
          90   American Tower Corp. - 144A*                         7.50              05/01/12                   87,525
         245   Primus Telecommunications Group, Inc. - 144A*        8.00              01/15/14                  216,825
         125   Qwest Communications International - 144A*           4.75****          02/15/09                  117,500
          20   Qwest Corp.                                         5.625              11/15/08                   19,650
          45   Qwest Corp.                                         6.625              09/15/05                   46,125
         140   Qwest Services Corp. - 144A*                        13.00              12/15/07                  160,300
                                                                                                        ---------------
                                                                                                                787,350
                                                                                                        ---------------
               STEEL (0.2%)
         135   United States Steel Corp.                            9.75              05/15/10                  150,188
                                                                                                        ---------------
               TELECOMMUNICATIONS (0.6%)
EUR       20   AT&T Corp.                                           6.50              11/21/06                   25,829
$         50   AT&T Corp.                                           8.75              11/15/31                   48,930

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$        433   Rhythms Netconnections, Inc. (a) (c)                12.75%             04/15/09          $             0
         120   Sprint Capital Corp.                                 8.75              03/15/32                  140,235
         200   Startec Global Communications Corp. (a) (c)         12.00              05/15/08                        0
         165   Verizon Global Funding Corp.                         7.75              12/01/30                  185,880
                                                                                                        ---------------
                                                                                                                400,874
                                                                                                        ---------------
               TOBACCO (0.1%)
          25   Altria Group, Inc.                                   7.00              11/04/13                   25,501
          35   Altria Group, Inc.                                   7.75              01/15/27                   35,882
                                                                                                        ---------------
                                                                                                                 61,383
                                                                                                        ---------------
               TRUCKS/CONSTRUCTION/FARM MACHINERY (0.4%)
         190   Manitowoc Inc. (The)                                10.50              08/01/12                  218,500
          60   NMHG Holding Co.                                    10.00              05/15/09                   66,300
                                                                                                        ---------------
                                                                                                                284,800
                                                                                                        ---------------
               WHOLESALE DISTRIBUTORS (0.8%)
         150   Buhrmann US, Inc. - 144A*                            8.25              07/01/14                  150,375
         160   Burhmann US, Inc.                                   12.25              11/01/09                  176,095
         110   Fisher Scientific International Inc.                8.125              05/01/12                  118,250
         115   Nebraska Book Company, Inc.                         8.625              03/15/12                  113,275
                                                                                                        ---------------
                                                                                                                557,995
                                                                                                        ---------------
               WIRELESS TELECOMMUNICATIONS (1.2%)
          40   AT&T Wireless Services, Inc.                         8.75              03/01/31                   48,909
         170   Centennial Communications Corp. - 144A*             8.125              02/01/14                  158,525
         140   Metropcs Inc.                                       10.75              10/01/11                  152,600
          75   Rural Cellular Corp - 144A*                          6.02****          03/15/10                   77,625
         245   SBA Communications Corp.                            10.25              02/01/09                  252,350
          45   Ubiquitel Operating Co.                             14.00++            04/15/10                   44,775
          90   US Unwired Inc. - 144A*                             10.00              06/15/12                   91,350
                                                                                                        ---------------
                                                                                                                826,134
                                                                                                        ---------------
               TOTAL CORPORATE BONDS
                (COST $29,657,727)                                                                           28,130,362
                                                                                                        ---------------
               MORTGAGE-BACKED SECURITIES (17.6%)
               FEDERAL HOME LOAN MORTGAGE CORP. (2.8%)
         270                                                       5.125              11/07/13                  264,807
       1,200                                                        6.00                 **                   1,220,625
         466                                                        7.50         11/01/29 - 06/01/32            501,234
                                                                                                        ---------------
                                                                                                              1,986,666
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOC. (14.5%)
$        650                                                        4.50%                **             $       635,172
         950                                                        5.00                 **                     951,187
       2,200                                                        5.50                 **                   2,210,313
         275                                                        6.00                 **                     280,758
       1,950                                                        6.50                 **                   2,027,945
       1,180                                                        6.50         10/01/28 - 11/01/33          1,230,446
       1,631                                                        7.00         05/01/31 - 09/01/33          1,722,340
         373                                                        7.50         02/01/31 - 03/01/32            399,927
         734                                                        8.00         04/01/30 - 05/01/31            794,294
                                                                                                        ---------------
                                                                                                             10,252,382
                                                                                                        ---------------
               GOVERNMENT NATIONAL MORTGAGE ASSOC. (0.3%)
         168                                                        7.50         04/15/26 - 08/15/29            181,296
          54                                                        8.00         02/15/26 - 06/15/26             58,756
                                                                                                        ---------------
                                                                                                                240,052
                                                                                                        ---------------
               TOTAL MORTGAGE-BACKED SECURITIES
                (COST $12,334,523)                                                                           12,479,100
                                                                                                        ---------------
               ASSET-BACKED SECURITIES (3.3%)
               FINANCE/RENTAL/LEASING (0.2%)
         136   Chase Funding Mortgage                               1.21              11/25/18                  136,506
                                                                                                        ---------------
               INVESTMENT TRUSTS/MUTUAL FUNDS (3.1%)
       2,150   Targeted Return Index - 144A*                       8.218              08/01/15                2,234,682
                                                                                                        ---------------
               TOTAL ASSET-BACKED SECURITIES
                (COST $2,337,497)                                                                             2,371,188
                                                                                                        ---------------
               U.S. GOVERNMENT OBLIGATIONS (12.8%)
               U.S. Treasury Bonds
       1,900                                                        0.00         02/15/06 - 02/15/25          1,049,869
       2,800                                                       6.125              08/15/29                3,080,876
         335                                                       8.125         08/15/19 - 08/15/21            441,358
       1,315                                        (b)             8.75         05/15/17 - 08/15/20          1,808,202
         600   U.S. Treasury Note                                  3.875              02/15/13                  573,774
       5,370   U.S. Treasury Strips                                 0.00         08/15/17 - 05/15/25          2,096,952
                                                                                                        ---------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                (COST $8,927,069)                                                                             9,051,031
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------
               TOTAL UNITED STATES
                (COST $53,256,816)                                                                      $    52,031,681
                                                                                                        ---------------
               TOTAL GOVERNMENT & CORPORATE BONDS
                (COST $71,378,397)                                                                           70,366,595
                                                                                                        ---------------
               COMMON STOCKS (e) (0.3%)
               AEROSPACE & DEFENSE (0.0%)
       1,118   Orbital Sciences Corp. (d)                                                                        15,440
                                                                                                        ---------------
               APPAREL/FOOTWEAR RETAIL (0.0%)
      50,166   County Seat Stores Corp. (d)                                                                           0
                                                                                                        ---------------
               CASINO/GAMING (0.0%)
         787   Fitzgerald Gaming Corp.***                                                                             0
                                                                                                        ---------------
               CONSUMER/BUSINESS SERVICES (0.1%)
       3,900   Anacomp, Inc. (Class A) (d)                                                                       82,095
                                                                                                        ---------------
               FOOD: SPECIALTY/CANDY (0.0%)
         100   SFAC New Holdings Inc. (d)                                                                             0
          18   SFFB New Holdings Inc. (d)                                                                             0
                                                                                                        ---------------
                                                                                                                      0
                                                                                                        ---------------
               MEDICAL/NURSING SERVICES (0.0%)
      34,888   Raintree Healthcare Corp. (d)                                                                          0
                                                                                                        ---------------
               RESTAURANTS (0.1%)
      10,137   Catalina Restaurant Group, Inc. (d)                                                               20,274
                                                                                                        ---------------
               SPECIALTY TELECOMMUNICATIONS (0.0%)
       1,171   Birch Telecom Inc. (d)                                                                                 0
      16,679   PFB Telecom NV (Series B) (d)                                                                          0
                                                                                                        ---------------
                                                                                                                      0
                                                                                                        ---------------
               TELECOMMUNICATIONS (0.0%)
         352   Viatel Holdings Bermuda Ltd. (d)                                                                     317
                                                                                                        ---------------
               TEXTILES (0.0%)
      11,192   U.S. Leather, Inc. (d)                                                                                 0
                                                                                                        ---------------
               WIRELESS TELECOMMUNICATIONS (0.1%)
          46   Arch Wireless, Inc. (Class A) (d)                                                                  1,310
       2,475   NII Holdings, Inc. (Class B)*                                                                     83,383
       4,516   Vast Solutions, Inc. (Class B1) (d)                                                                    0
       4,516   Vast Solutions, Inc. (Class B2) (d)                                                                    0
       4,516   Vast Solutions, Inc. (Class B3) (d)                                                                    0
                                                                                                        ---------------
                                                                                                                 84,693
                                                                                                        ---------------
               TOTAL COMMON STOCKS
                (COST $3,301,795)                                                                               202,819
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------
               NON-CONVERTIBLE PREFERRED STOCKS (0.5%)
               BROADCASTING (0.3%)
          23   Paxson Communications Corp.                                                              $       198,158
                                                                                                        ---------------
               ELECTRIC UTILITIES (0.2%)
         156   TNP Enterprises, Inc. (Series D)+                                                                175,110
                                                                                                        ---------------
               RESTAURANTS (0.0%)
          17   Catalina Restaurant Group, Inc. (Units)^                                                          15,300
                                                                                                        ---------------
               TOTAL NON-CONVERTIBLE PREFERRED STOCKS
                (COST $388,381)                                                                                 388,568
                                                                                                        ---------------

  NUMBER OF                                                                          EXPIRATION
  WARRANTS                                                                              DATE
------------                                                                         ----------
               WARRANTS (e) (0.0%)
               BROADCASTING (0.0%)
         300   UIH Australia/Pacific Inc.                                             05/15/06                        0
                                                                                                        ---------------
               CASINO/GAMING (0.0%)
       9,000   Aladdin Gaming Enterprises, Inc. - 144A*                               03/01/10                        0
         250   Resorts At Summerlin LP - 144A*                                        12/15/07                        0
                                                                                                        ---------------
                                                                                                                      0
                                                                                                        ---------------
               ELECTRIC UTILITIES (0.0%)
         125   TNP Enterprises, Inc. - 144A*                                          04/01/11                    1,656
                                                                                                        ---------------
               RESTAURANTS (0.0%)
       4,250   Catalina Restaurant Group, Inc. (d)                                    07/10/12                        0
                                                                                                        ---------------
               TELECOMMUNICATIONS (0.0%)
         200   Startec Global Communications Corp. - 144A*                            05/15/08                        0
                                                                                                        ---------------
               TOTAL WARRANTS
                (COST $7,842)                                                                                     1,656
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS (1.0%)
               U.S. GOVERNMENT OBLIGATION (f) (0.2%)
$        100   U.S. Treasury Bill (b)
                (COST $99,746)                                     1.089%             09/23/04          $        99,746
                                                                                                        ---------------
               REPURCHASE AGREEMENT (0.8%)
         584   The Bank of New York
                (dated 06/30/04; proceeds $584,432) (g)
                (COST $584,416)                                     1.00              07/01/04                  584,416
                                                                                                        ---------------
               TOTAL SHORT-TERM INVESTMENTS
                (COST $684,162)                                                                                 684,162
                                                                                                        ---------------
               TOTAL INVESTMENTS (h) (i)
                (COST $75,760,577)                                                     101.0%                71,643,800
               LIABILITIES IN EXCESS OF OTHER ASSETS                                    (1.0)                  (737,012)
                                                                                       -----            ---------------
               NET ASSETS                                                              100.0%           $    70,906,788
                                                                                       =====            ===============

----------
  *     RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
  ***   RESALE IS RESTRICTED; ACQUIRED (12/12/98) AT A COST BASIS OF $3,549.
  ****  FLOATING RATE SECURITY. RATE SHOWN IS THE RATE IN EFFECT AT JUNE 30,
        2004.
  ^ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCK WITH ATTACHED WARRANTS.
  +     PAYMENT-IN-KIND SECURITY.
  ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE DATE.
  (a)   ISSUER IN BANKRUPTCY.
  (b) ALL OR A PORTION OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $155,551.
  (c)   NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
  (d)   ACQUIRED THROUGH EXCHANGE OFFER.
  (e)   NON-INCOME PRODUCING SECURITIES.
  (f) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
  (g) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION 4.197% DUE 03/01/34 VALUED AT $596,104.
  (h) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $22,716,892 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS, FORWARD FOREIGN CURRENCY CONTRACTS AND OPEN FUTURES CONTRACTS.
  (i) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,621,017 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,737,794, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,116,777.

BOND INSURANCE:

FSA     FINANCIAL SECURITY ASSURANCE INC.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

                                                                                           UNREALIZED
NUMBER OF                            DESCRIPTION, DELIVERY          UNDERLYING FACE       APPRECIATION
CONTRACTS        LONG/SHORT             MONTH AND YEAR              AMOUNT AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------
   68              Short           US Treasury Note 5 Year,
                                   Sept. 2004                         $ (7,390,750)         $  (55,185)
   47              Short           US Treasury Note 10 Year,
                                   Sept. 2004                           (5,138,422)            (55,223)
   31              Short           US Treasury Bond 30 Year,
                                   Sept. 2004                           (3,297,625)            (60,556)
    1              Long            Euro Bond Sept. 2004                    137,975                 935
                                                                                            ----------
    Net unrealized depreciation                                                             $ (170,029)
                                                                                            ==========

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2004:

  CONTRACTS                           IN EXCHANGE                  DELIVERY                UNREALIZED
 TO DELIVER                               FOR                        DATE                 DEPRECIATION
------------------------------------------------------------------------------------------------------
CHF      65,000                        $    49,808                 07/22/04                 $   (2,210)
EUR   1,150,000                        $ 1,361,774                 07/26/04                    (39,739)
GBP      35,000                        $    61,527                 08/24/04                     (1,837)
JPY  17,000,000                        $   155,393                 08/10/04                     (1,065)
                                                                                            ----------
      Total unrealized depreciation                                                         $  (44,851)
                                                                                            ==========

CURRENCY ABBREVIATIONS:

AUD      Australian Dollar.
GBP      British Pound.
CAD      Canadian Dollar.
DKK      Danish Krone.
EUR      Euro.
JPY      Japanese Yen.
SEK      Swedish Krona.
CHF      Swiss Franc.

                        SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS (65.7%)
               ADVERTISING/MARKETING SERVICES (0.5%)
      34,700   Interpublic Group of Companies, Inc. (The)*                                              $       476,431
                                                                                                        ---------------
               AEROSPACE & DEFENSE (0.7%)
      13,260   Northrop Grumman Corp.                                                                           712,062
                                                                                                        ---------------
               AUTO PARTS: O.E.M. (1.2%)
      14,130   Magna International Inc. (Class A) (Canada)                                                    1,203,452
                                                                                                        ---------------
               BROADCASTING (1.1%)
      31,480   Clear Channel Communications, Inc.                                                             1,163,186
                                                                                                        ---------------
               CHEMICALS: MAJOR DIVERSIFIED (2.6%)
      60,680   Bayer AG (ADR) (Germany)                                                                       1,771,856
      20,250   Dow Chemical Co. (The)                                                                           824,175
                                                                                                        ---------------
                                                                                                              2,596,031
                                                                                                        ---------------
               COMPUTER PROCESSING HARDWARE (0.7%)
      31,690   Hewlett-Packard Co.                                                                              668,659
                                                                                                        ---------------
               CONTAINERS/PACKAGING (0.7%)
      10,100   Temple-Inland, Inc.                                                                              699,425
                                                                                                        ---------------
               DATA PROCESSING SERVICES (1.8%)
      15,670   Automatic Data Processing, Inc.                                                                  656,260
      18,310   First Data Corp.                                                                                 815,161
      15,400   SunGard Data Systems Inc.*                                                                       400,400
                                                                                                        ---------------
                                                                                                              1,871,821
                                                                                                        ---------------
               DISCOUNT STORES (1.0%)
      20,250   Target Corp.                                                                                     860,017
       2,000   Wal-Mart Stores, Inc.                                                                            105,520
                                                                                                        ---------------
                                                                                                                965,537
                                                                                                        ---------------
               ELECTRIC UTILITIES (2.8%)
      10,360   Consolidated Edison, Inc.                                                                        411,914
      16,550   Edison International                                                                             423,183
      12,660   Entergy Corp.                                                                                    709,087
      20,990   Exelon Corp.                                                                                     698,757
      15,900   FirstEnergy Corp.                                                                                594,819
                                                                                                        ---------------
                                                                                                              2,837,760
                                                                                                        ---------------
               FINANCE/RENTAL/LEASING (1.1%)
      16,900   Freddie Mac                                                                                    1,069,770
                                                                                                        ---------------
               FINANCIAL CONGLOMERATES (3.0%)
      25,700   Citigroup Inc.                                                                                 1,195,050
      28,350   J.P. Morgan Chase & Co.                                                                        1,099,129
      16,310   Prudential Financial, Inc.                                                                       757,926
                                                                                                        ---------------
                                                                                                              3,052,105
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------
               FINANCIAL PUBLISHING/SERVICES (0.9%)
      35,900   Equifax, Inc.                                                                            $       888,525
                                                                                                        ---------------
               FOOD: MAJOR DIVERSIFIED (2.0%)
      17,650   Kraft Foods Inc. (Class A)                                                                       559,152
       7,560   Nestle SA (ADR) (Registered Shares) (Switzerland)                                                505,008
      16,810   PepsiCo, Inc.                                                                                    905,723
                                                                                                        ---------------
                                                                                                              1,969,883
                                                                                                        ---------------
               FOOD: SPECIALTY/CANDY (0.8%)
      23,500   Cadbury Scweppes PLC (ADR) (United Kingdom)                                                      824,380
                                                                                                        ---------------
               HOTELS/RESORTS/CRUISELINES (1.7%)
      22,210   Hilton Hotels Corp.                                                                              414,439
      11,770   Marriott International, Inc. (Class A)                                                           587,088
      16,270   Starwood Hotels & Resorts Worldwide, Inc.                                                        729,709
                                                                                                        ---------------
                                                                                                              1,731,236
                                                                                                        ---------------
               HOUSEHOLD/PERSONAL CARE (1.3%)
      20,690   Kimberly-Clark Corp.                                                                           1,363,057
                                                                                                        ---------------
               INDUSTRIAL CONGLOMERATES (1.3%)
      25,800   General Electric Co.                                                                             835,920
       7,160   Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)                                                      489,100
                                                                                                        ---------------
                                                                                                              1,325,020
                                                                                                        ---------------
               INDUSTRIAL MACHINERY (0.6%)
      10,970   Parker-Hannifin Corp.                                                                            652,276
                                                                                                        ---------------
               INFORMATION TECHNOLOGY SERVICES (1.4%)
      31,660   Accenture Ltd. (Class A) (Bermuda)*                                                              870,017
       5,970   International Business Machines Corp.                                                            526,255
                                                                                                        ---------------
                                                                                                              1,396,272
                                                                                                        ---------------
               INTEGRATED OIL (6.0%)
      40,050   BP PLC (ADR) (United Kingdom)                                                                  2,145,478
      16,070   ConocoPhillips                                                                                 1,225,980
      30,410   Exxon Mobil Corp.                                                                              1,350,508
      26,080   Royal Dutch Petroleum Co. (NY Registered Shares) (Netherlands)                                 1,347,554
                                                                                                        ---------------
                                                                                                              6,069,520
                                                                                                        ---------------
               INVESTMENT BANKS/BROKERS (2.4%)
      14,600   Lehman Brothers Holdings Inc.                                                                  1,098,650
      23,900   Merrill Lynch & Co., Inc.                                                                      1,290,122
                                                                                                        ---------------
                                                                                                              2,388,772
                                                                                                        ---------------
               LIFE/HEALTH INSURANCE (0.7%)
      20,070   MetLife, Inc.                                                                                    719,509
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------
               MAJOR BANKS (2.4%)
      10,880   Bank of America Corp.                                                                    $       920,666
      21,300   Bank One Corp.                                                                                 1,086,300
       8,920   PNC Financial Services Group                                                                     473,474
                                                                                                        ---------------
                                                                                                              2,480,440
                                                                                                        ---------------
               MAJOR TELECOMMUNICATIONS (2.2%)
      16,990   SBC Communications, Inc.                                                                         412,007
      53,470   Sprint Corp. (FON Group)                                                                         941,072
      25,620   Verizon Communications Inc.                                                                      927,188
                                                                                                        ---------------
                                                                                                              2,280,267
                                                                                                        ---------------
               MANAGED HEALTH CARE (0.8%)
      11,500   CIGNA Corp.                                                                                      791,315
                                                                                                        ---------------
               MEDIA CONGLOMERATES (3.5%)
      61,340   Disney (Walt) Co. (The)                                                                        1,563,557
     113,760   Time Warner Inc.*                                                                              1,999,901
                                                                                                        ---------------
                                                                                                              3,563,458
                                                                                                        ---------------
               MEDICAL SPECIALTIES (1.2%)
      18,210   Bausch & Lomb, Inc.                                                                            1,184,925
                                                                                                        ---------------
               MOTOR VEHICLES (1.5%)
      63,040   Honda Motor Co., Ltd. (ADR) (Japan)                                                            1,533,133
                                                                                                        ---------------
               MULTI-LINE INSURANCE (1.1%)
      16,360   Hartford Financial Services Group, Inc. (The) (Note 4)                                         1,124,586
                                                                                                        ---------------
               OIL REFINING/MARKETING (0.7%)
       9,080   Valero Energy Corp.                                                                              669,741
                                                                                                        ---------------
               OILFIELD SERVICES/EQUIPMENT (1.9%)
      30,450   Schlumberger Ltd.                                                                              1,933,879
                                                                                                        ---------------
               PACKAGED SOFTWARE (1.4%)
      21,790   Computer Associates International, Inc.                                                          611,427
      26,970   Microsoft Corp.                                                                                  770,263
                                                                                                        ---------------
                                                                                                              1,381,690
                                                                                                        ---------------
               PHARMACEUTICALS: MAJOR (5.6%)
      10,700   AstraZeneca PLC (ADR) (United Kingdom)                                                           488,348
      97,100   Bristol-Myers Squibb Co.                                                                       2,378,950
      12,370   Roche Holdings Ltd. (ADR) (Switzerland)                                                        1,224,877
      60,130   Schering-Plough Corp.                                                                          1,111,202
      13,170   Wyeth                                                                                            476,227
                                                                                                        ---------------
                                                                                                              5,679,604
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                                      VALUE
-----------------------------------------------------------------------------------------------------------------------
               PRECIOUS METALS (0.5%)
      13,330   Newmont Mining Corp.                                                                     $       516,671
                                                                                                        ---------------
               PROPERTY - CASUALTY INSURERS (2.4%)
      22,670   Chubb Corp. (The)                                                                              1,545,641
      23,046   St. Paul Companies, Inc. (The)                                                                   934,285
                                                                                                        ---------------
                                                                                                              2,479,926
                                                                                                        ---------------
               RAILROADS (2.0%)
      52,140   Norfolk Southern Corp.                                                                         1,382,753
      11,750   Union Pacific Corp.                                                                              698,538
                                                                                                        ---------------
                                                                                                              2,081,291
                                                                                                        ---------------
               RESTAURANTS (0.5%)
      20,310   McDonald's Corp.                                                                                 528,060
                                                                                                        ---------------
               SEMICONDUCTORS (0.7%)
      24,670   Intel Corp.                                                                                      680,892
                                                                                                        ---------------
               TOBACCO (0.5%)
      10,130   Altria Group, Inc.                                                                               507,007
                                                                                                        ---------------
               WIRELESS TELECOMMUNICATIONS (0.5%)
      38,090   AT&T Wireless Services, Inc.*                                                                    545,449
                                                                                                        ---------------
               TOTAL COMMON STOCKS
                (COST $53,606,701)                                                                           66,607,023
                                                                                                        ---------------

 PRINCIPAL
 AMOUNT IN                                                        COUPON              MATURITY
 THOUSANDS                                                         RATE                 DATE
-----------                                                       ------              --------
               CORPORATE BONDS (9.6%)
               ADVERTISING/MARKETING SERVICES (0.1%)
$         80   WPP Finance (UK) Corp. - 144A**                     5.875%             06/15/14                   80,478
                                                                                                        ---------------
               AEROSPACE & DEFENSE (0.2%)
          15   Lockheed Martin Corp.                                7.75              05/01/26                   17,430
          20   Lockheed Martin Corp.                                8.50              12/01/29                   25,161
          15   Raytheon Co.                                         4.85              01/15/11                   14,908
          25   Raytheon Co.                                         8.30              03/01/10                   29,359
         129   Systems 2001 Asset Trust - 144A**                   6.664              09/15/13                  139,630
                                                                                                        ---------------
                                                                                                                226,488
                                                                                                        ---------------
               AIR FREIGHT/COURIERS (0.1%)
          50   Fedex Corp. - 144A**                                 2.65              04/01/07                   48,586
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               AIRLINES (0.3%)
$        109   American West Airlines                               7.10%             04/02/21          $       115,393
         150   Continental Airlines, Inc.                           6.90              01/02/18                  140,981
          45   Southwest Airlines Co.                              5.496              11/01/06                   46,666
                                                                                                        ---------------
                                                                                                                303,040
                                                                                                        ---------------
               BEVERAGES: ALCOHOLIC (0.1%)
          50   Miller Brewing Co. - 144A**                          4.25              08/15/08                   49,803
                                                                                                        ---------------
               BROADCASTING (0.1%)
          50   Clear Channel Communications, Inc.                   7.65              09/15/10                   56,400
                                                                                                        ---------------
               CABLE/SATELLITE TV (0.2%)
          20   Comcast Cable Communications Inc.                    6.75              01/30/11                   21,610
          55   Comcast Corp.                                        6.50              01/15/15                   57,113
          10   Comcast Corp.                                       7.625              02/15/08                   10,972
          55   TCI Communications, Inc.                            7.875              02/15/26                   62,240
                                                                                                        ---------------
                                                                                                                151,935
                                                                                                        ---------------
               CHEMICALS: MAJOR DIVERSIFIED (0.0%)
          40   ICI Wilmington Inc.                                 4.375              12/01/08                   39,276
                                                                                                        ---------------
               Containers/Packaging (0.1%)
          65   Sealed Air Corp - 144A**                            5.625              07/15/13                   64,320
                                                                                                        ---------------
               DEPARTMENT STORES (0.2%)
          70   Federated Department Stores, Inc.                    6.90              04/01/29                   72,840
         145   May Department Stores Co., Inc.                      6.70              09/15/28                  144,515
          10   May Department Stores Co., Inc.                      6.90              01/15/32                   10,287
                                                                                                        ---------------
                                                                                                                227,642
                                                                                                        ---------------
               DRUGSTORE CHAINS (0.2%)
         180   CVS Corp.                                           5.625              03/15/06                  187,726
          15   CVS Corp. - 144A**                                  6.204              10/10/25                   14,879
                                                                                                        ---------------
                                                                                                                202,605
                                                                                                        ---------------
               ELECTRIC UTILITIES (0.9%)
          30   Appalachian Power Co. (Series H)                     5.95              05/15/33                   27,753
          50   Arizona Public Service Co.                           5.80              06/30/14                   50,142
          70   Carolina Power & Light Co.                          5.125              09/15/13                   69,052
          35   Cincinnati Gas & Electric Co.                        5.70              09/15/12                   35,843
          25   Cincinnati Gas & Electric Co. (Series A)             5.40              06/15/33                   21,697
          30   Cincinnati Gas & Electric Co. (Series B)            5.375              06/15/33                   25,938
          15   Columbus Southern Power Co.                          6.60              03/01/33                   15,332
          15   Consolidated Natural Gas Co. (Series A)             5 .00              03/01/14                   14,397
          60   Consolidated Natural Gas Co.                         6.25              11/01/01                   63,932
          25   Constellation Energy Group, Inc.                     7.60              04/01/32                   27,682

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$         70   Detroit Edison Co.                                  6.125%             10/01/10          $        74,697
          45   Duke Energy Corp.                                    3.75              03/05/08                   44,416
          45   Duke Energy Corp.                                    4.50              04/01/10                   44,314
          30   Entergy Gulf States, Inc.                            3.60              06/01/08                   28,972
          50   Exelon Corp.                                         6.75              05/01/11                   54,451
          55   Ohio Power Co. (Series G)                            6.60              02/15/33                   56,365
          80   Pacific Gas & Electric Co.                           6.05              03/01/34                   75,494
          45   Public Service Electric & Gas Co. (Series MTNB)      5.00              01/01/13                   44,473
          20   South Carolina Electric & Gas Co.                    5.30              05/15/33                   17,916
          15   Southern California Edison Co.                       5.00              01/15/14                   14,621
          30   Texas Eastern Transmission, L.P.                     7.00              07/15/32                   31,463
          40   TXU Energy Co.                                       7.00              03/15/13                   43,630
          10   Wisconsin Electric Power Co.                        5.625              05/15/33                    9,372
                                                                                                        ---------------
                                                                                                                891,952
                                                                                                        ---------------
               ELECTRICAL PRODUCTS (0.1%)
          70   Cooper Industries Inc.                               5.25              07/01/07                   73,050
                                                                                                        ---------------
               ENVIRONMENTAL SERVICES (0.1%)
          20   Waste Management, Inc.                               5.00              03/15/14                   19,045
          95   Waste Management, Inc.                              6.875              05/15/09                  104,415
                                                                                                        ---------------
                                                                                                                123,460
                                                                                                        ---------------
               FINANCE/RENTAL/LEASING (0.4%)
          55   CIT Group Inc.                                      2.875              09/29/06                   54,309
          25   CIT Group Inc.                                      7.375              04/02/07                   27,368
         105   Countrywide Home Loans, Inc.                         3.25              05/21/08                  101,095
          20   Ford Motor Credit Co.                                7.25              10/25/11                   20,915
          35   Ford Motor Credit Co.                               7.375              10/28/09                   37,394
         115   MBNA Corp.                                          6.125              03/01/13                  118,966
          75   SLM Corp.                                            5.00              10/01/13                   72,556
                                                                                                        ---------------
                                                                                                                432,603
                                                                                                        ---------------
               FINANCIAL CONGLOMERATES (1.4%)
          95   Chase Manhattan Corp.                                6.00              02/15/09                  100,778
          40   Citicorp.                                            6.75              08/15/05                   41,859
          90   Citigroup Inc.                                      5.625              08/27/12                   92,662
          60   Citigroup Inc.                                       5.75              05/10/06                   62,887
          90   Citigroup Inc.                                       6.00              02/21/12                   95,570
          40   General Electric Capital Corp.                       4.25              12/01/10                   38,942
         140   General Electric Capital Corp.                       6.75              03/15/32                  150,991
          35   General Motors Acceptance Corp.                      4.50              07/15/06                   35,390
         265   General Motors Acceptance Corp.                     6.875              09/15/11                  272,087
         120   General Motors Acceptance Corp.                      8.00              11/01/31                  123,296
         100   Prudential Holdings, LLC (Series C) - 144A**        8.695              12/18/23                  120,354

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$        225   Prudential Holdings, LLC (Series B)
                (FSA) - 144A**                                     7.245%             12/18/23          $       255,733
                                                                                                        ---------------
                                                                                                              1,390,549
                                                                                                        ---------------
               FOOD RETAIL (0.2%)
          40   Albertson's, Inc.                                    7.50              02/15/11                   45,135
         110   Kroger Co.                                           6.80              04/01/11                  120,027
                                                                                                        ---------------
                                                                                                                165,162
                                                                                                        ---------------
               FOOD: MAJOR DIVERSIFIED (0.2%)
          20   General Mills Inc.                                  3.875              11/30/07                   19,950
          25   Kraft Foods Inc.                                     5.25              06/01/07                   26,017
          85   Kraft Foods Inc.                                    5.625              11/01/11                   86,599
          40   Kraft Foods Inc.                                     6.25              06/01/12                   42,185
                                                                                                        ---------------
                                                                                                                174,751
                                                                                                        ---------------
               FOREST PRODUCTS (0.2%)
          30   Weyerhaeuser Co.                                     6.00              08/01/06                   31,579
          25   Weyerhaeuser Co.                                    6.125              03/15/07                   26,430
          90   Weyerhaeuser Co.                                     6.75              03/15/12                   97,613
                                                                                                        ---------------
                                                                                                                155,622
                                                                                                        ---------------
               GAS DISTRIBUTORS (0.0%)
          65   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
                (Qatar)                                            8.294              03/15/14                   73,125
                                                                                                        ---------------
               HOME FURNISHINGS (0.0%)
          35   Mohawk Industries, Inc.                              7.20              04/15/12                   38,893
                                                                                                        ---------------
               HOME IMPROVEMENT CHAINS (0.0%)
          15   Lowe's Companies, Inc.                               6.50              03/15/29                   15,788
          10   Lowe's Companies, Inc.                              6.875              02/15/28                   10,970
                                                                                                        ---------------
                                                                                                                 26,758
                                                                                                        ---------------
               HOTELS/RESORTS/CRUISELINES (0.2%)
          70   Hyatt Equities LLC - 144A**                         6.875              06/15/07                   74,472
         110   Marriott International, Inc. (Series E)              7.00              01/15/08                  119,906
                                                                                                        ---------------
                                                                                                                194,378
                                                                                                        ---------------
               INDUSTRIAL CONGLOMERATES (0.1%)
          80   Honeywell International, Inc.                       6.125              11/01/11                   85,960
          45   Hutchison Whampoa International Ltd. - 144A**
                 (Virgin Islands)                                   6.50              02/13/13                   45,122
                                                                                                        ---------------
                                                                                                                131,082
                                                                                                        ---------------
               INFORMATION TECHNOLOGY SERVICES (0.0%)
          25   Electronic Data Systems Corp.                       7.125              10/15/09                   26,191
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               INSURANCE BROKERS/SERVICES (0.2%)
$        200   Farmers Exchange Capital - 144A**                    7.05%             07/15/28          $       192,492
                                                                                                         ---------------
               INTEGRATED OIL (0.2%)
          25   Amerada Hess Corp.                                   6.65              08/15/11                   26,493
          30   Amerada Hess Corp.                                  7.875              10/01/29                   32,502
         110   Conoco Inc.                                          6.95              04/15/29                  121,479
          10   Petro-Canada (Canada)                                4.00              07/15/13                    8,949
          35   Petro-Canada (Canada)                                5.35              07/15/33                   29,899
                                                                                                        ---------------
                                                                                                                219,322
                                                                                                        ---------------
               INVESTMENT BANKS/BROKERS (0.2%)
          60   Goldman Sachs Group Inc.                             5.25              10/15/13                   58,364
          30   Goldman Sachs Group Inc.                             6.60              01/15/12                   32,331
          95   Goldman Sachs Group Inc.                            6.875              01/15/11                  104,426
                                                                                                        ---------------
                                                                                                                195,121
                                                                                                        ---------------
               LIFE/HEALTH INSURANCE (0.1%)
         100   John Hancock Financial Services, Inc.               5.625              12/01/08                  105,238
                                                                                                        ---------------
               MAJOR BANKS (0.4%)
          30   Bank of New York (The)                               5.20              07/01/07                   31,343
         105   Bank One Corp.                                       6.00              02/17/09                  111,715
          65   FleetBoston Financial Corp.                          7.25              09/15/05                   68,516
          40   Household Finance Corp.                             4.125              12/15/08                   39,468
          50   Household Finance Corp.                             5.875              02/01/09                   52,834
          25   Household Finance Corp.                             6.375              10/15/11                   26,724
          65   Household Finance Corp.                              6.40              06/17/08                   69,984
          35   Household Finance Corp.                              6.75              05/15/11                   38,301
                                                                                                        ---------------
                                                                                                                438,885
                                                                                                        ---------------
               MAJOR TELECOMMUNICATIONS (0.5%)
          70   AT&T Corp.                                           8.75              11/15/31                   68,502
          90   Deutsche Telekom International Finance Corp.
                 (Netherlands)                                      8.75              06/15/30                  109,857
          35   France Telecom S.A. (France)                         9.50              03/01/31                   44,051
          20   Sprint Capital Corp.                                 8.75              03/15/32                   23,372
          45   Telecom Italia Capital SpA - 144A** (Luxembourg)     4.00              11/15/08                   44,249
          25   Verizon Global Funding Corp.                         7.75              12/01/30                   28,164
         160   Verizon New England Inc.                             6.50              09/15/11                  170,732
                                                                                                        ---------------
                                                                                                                488,927
                                                                                                        ---------------
               MANAGED HEALTH CARE (0.3%)
         135   Aetna, Inc.                                         7.875              03/01/11                  155,912
          35   Anthem Insurance Companies, Inc. - 144A**           9.125              04/01/10                   42,979
          60   Wellpoint Health Network, Inc.                      6.375              06/15/06                   63,642
                                                                                                        ---------------
                                                                                                                262,533
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               MEDIA CONGLOMERATES (0.2%)
$         45   AOL Time Warner Inc.                                 7.70%             05/01/32          $        49,307
          80   News America Holdings, Inc.                          7.28              06/30/28                   86,861
          30   News America Holdings, Inc.                          7.75              02/01/24                   34,025
          20   Time Warner, Inc.                                   6.625              05/15/29                   19,466
          15   Time Warner, Inc.                                   7.625              04/15/31                   16,280
                                                                                                        ---------------
                                                                                                                205,939
                                                                                                        ---------------
               MOTOR VEHICLES (0.3%)
          50   DaimlerChrysler North American Holdings Co.          7.20              09/01/09                   54,487
          95   DaimlerChrysler North American Holdings Co.          7.30              01/15/12                  103,840
          35   DaimlerChrysler North American Holdings Co.          8.50              01/18/31                   40,327
          25   Ford Motor Co.                                      6.625              10/01/28                   21,954
         125   Ford Motor Co.                                      7.45               07/16/31                  119,488
                                                                                                        ---------------
                                                                                                                340,096
                                                                                                        ---------------
               MULTI-LINE INSURANCE (0.4%)
         180   AIG SunAmerica Global Finance VI - 144A**            6.30              05/10/11                  193,611
          90   American General Finance Corp.                      4.625              09/01/10                   88,992
          15   AXA Financial Inc.                                   6.50              04/01/08                   16,328
          30   Hartford Financial Services Group, Inc. (The)
                (Note 4)                                           2.375              06/01/06                   29,527
          75   Hartford Financial Services Group, Inc. (The)
                (Note 4)                                            7.90              06/15/10                   87,018
          30   International Lease Finance Corp.                    3.75              08/01/07                   29,893
                                                                                                        ---------------
                                                                                                                445,369
                                                                                                        ---------------
               OIL & GAS PIPELINES (0.0%)
          15   Panhandle Eastern Pipe Line Co.                      2.75              03/15/07                   14,405
                                                                                                        ---------------
               OIL & GAS PRODUCTION (0.4%)
          45   Kerr-McGee Corp.                                    6.875              09/15/11                   48,478
          50   Nexen Inc. (Canada)                                  5.05              11/20/13                   48,041
          40   Pemex Project Funding Master Trust                  7.375              12/15/14                   41,000
         235   Pemex Project Funding Master Trust                  8.625              02/01/22                  245,575
                                                                                                        ---------------
                                                                                                                383,094
                                                                                                        ---------------
               OIL REFINING/MARKETING (0.1%)
          30   Marathon Oil Corp.                                  5.375              06/01/07                   31,356
          25   Marathon Oil Corp.                                   6.80              03/15/32                   26,004
                                                                                                        ---------------
                                                                                                                 57,360
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               OTHER METALS/MINERALS (0.1%)
$         90   Inco Ltd. (Canada)                                   7.20%             09/15/32          $        95,123
          25   Inco Ltd. (Canada)                                   7.75              05/15/12                   28,478
                                                                                                        ---------------
                                                                                                                123,601
                                                                                                        ---------------
               PHARMACEUTICALS: MAJOR (0.0%)
          35   Schering-Plough Corp.                                5.30              12/01/13                   34,434
                                                                                                        ---------------
               PROPERTY - CASUALTY INSURERS (0.2%)
         200   Mantis Reef Ltd. - 144A** (Australia)               4.692              11/14/08                  197,727
                                                                                                        ---------------
               PULP & PAPER (0.1%)
          55   International Paper Co.                              4.25              01/15/09                   54,122
          50   Sappi Papier Holding AG - 144A** (Austria)           6.75              06/15/12                   53,439
                                                                                                        ---------------
                                                                                                                107,561
                                                                                                        ---------------
               RAILROADS (0.0%)
          25   Union Pacific Corp.                                  6.79              11/09/07                   27,238
                                                                                                        ---------------
               REAL ESTATE DEVELOPMENT (0.2%)
         187   World Financial Properties - 144A**                  6.91              09/01/13                  203,833
                                                                                                        ---------------
               REAL ESTATE INVESTMENT TRUSTS (0.1%)
          35   EOP Operating L.P.                                   7.25              06/15/28                   36,360
          10   EOP Operating L.P.                                   4.75              03/15/14                    9,231
          25   EOP Operating L.P.                                  6.763              06/15/07                   26,942
          30   Rouse Co. (The)                                     3.625              03/15/09                   28,531
          15   Rouse Co. (The)                                     5.375              11/26/13                   14,516
                                                                                                        ---------------
                                                                                                                115,580
                                                                                                        ---------------
               SAVINGS BANKS (0.1%)
          55   Washington Mutual Bank                               5.50              01/15/13                   55,055
          35   Washington Mutual Inc.                               8.25              04/01/10                   40,802
                                                                                                        ---------------
                                                                                                                 95,857
                                                                                                        ---------------
               TOBACCO (0.1%)
          45   Altria Group Inc.                                    7.00              11/04/13                   45,903
          60   Altria Group, Inc.                                   7.75              01/15/27                   61,512
                                                                                                        ---------------
                                                                                                                107,415
                                                                                                        ---------------
               WIRELESS TELECOMMUNICATIONS (0.0%)
          35   AT&T Wireless Services, Inc.                         8.75              03/01/31                   42,795
                                                                                                        ---------------
               TOTAL CORPORATE BONDS
                (COST $9,471,375)                                                                             9,752,971
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$         10   United Mexican States (Mexico)                       8.00%             09/24/22          $        10,410
         160   United Mexican States (Mexico)                       8.30              08/15/31                  168,000
                                                                                                        ---------------
               TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                (COST $193,576)                                                                                 178,410
                                                                                                        ---------------
               MORTGAGE-BACKED SECURITIES (4.6%)
               Federal Home Loan Mortgage Corp.
       1,081                                                        6.50         06/01/30 - 03/01/33          1,128,129
         587                                                        7.50         09/01/25 - 06/01/32            631,636
               Federal National Mortgage Assoc.
         694                                                        6.50         01/01/32 - 01/01/33            723,593
         703                                                        7.00         05/01/33 - 07/01/34            741,775
         350                                                        7.50                  +                     374,500
         197                                                        7.50         08/01/29 - 01/01/31            210,903
         647                                                        8.00         12/01/28 - 04/01/32            699,598
         108   Government National Mortgage Association             7.50         08/15/23 - 10/15/29            116,553
                                                                                                        ---------------
               TOTAL MORTGAGE-BACKED SECURITIES
                (COST $4,577,276)                                                                             4,626,687
                                                                                                        ---------------
               U.S. GOVERNMENT & AGENCY OBLIGATIONS (14.8%)
         290   Federal Home Loan Mortgage Corp.                    5.125              11/07/13                  284,423
       1,575   Federal National Mortgage Assoc.                     4.25              05/15/09                1,578,690

               U.S. Treasury Bonds
       1,750                                                        5.50              08/15/28                1,773,448
         775                                                       6.125              08/15/29                  852,743
       1,440                                                       7.625              02/15/25                1,848,319
       2,250                                                       8.125         08/15/19 - 08/15/21          2,975,288
         200                                                        8.50              02/15/20                  270,688
         425                                                        8.75              08/15/20                  588,808

               U.S. Treasury Notes
       3,150                                                        3.50              11/15/06                3,191,715
         875                                                       3.875              02/15/13                  836,754
       2,460   U.S. Treasury Strip                                  0.00              02/15/25                  771,953
                                                                                                        ---------------
               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                (COST $15,116,606)                                                                           14,972,829
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               ASSET-BACKED SECURITIES (0.7%)
               FINANCE/RENTAL/LEASING
$        215   Chase Credit Card Master Trust 2001-4A               5.50%             11/17/08          $       224,954
         200   Citibank Credit Issuance Trust                       6.90              10/15/07                  210,878
          15   Harley-Davidson Motorcycle Trust 2002-1              3.02              09/15/06                   14,548
         100   MBNA Master Credit Card Trust                        5.90              08/15/11                  107,214
          92   Nissan Auto Receivables Owner Trust 2001-C           4.80              02/15/07                   93,367
          50   TXU Electric Delivery Transition Bond                4.81              11/15/12                   50,021
                                                                                                        ---------------
               TOTAL ASSET-BACKED SECURITIES
                (COST $679,183)                                                                                 700,982
                                                                                                        ---------------
               SHORT-TERM INVESTMENTS (5.8%)
               U.S. GOVERNMENT OBLIGATION (a) (0.2%)
         200   U.S. Treasury Bill***
                (COST $199,542)                                     0.98              09/23/04                  199,543
                                                                                                        ---------------
               REPURCHASE AGREEMENT (5.6%)
       5,731   Joint repurchase agreement account
                (dated 06/30/04; proceeds $5,731,231) (b)
                (COST $5,731,000)                                   1.45              07/01/04                5,731,000
                                                                                                        ---------------
               TOTAL SHORT-TERM INVESTMENTS
                (COST $5,930,543)                                                                             5,930,543
                                                                                                        ---------------
               TOTAL INVESTMENTS
                (COST $89,575,260) (c) (d)                                             101.4%               102,769,445
               LIABILITIES IN EXCESS OF OTHER ASSETS                                    (1.4)                (1,374,413)
                                                                                      ------            ---------------
               NET ASSETS                                                              100.0%           $   101,395,032
                                                                                      ======            ===============

----------
  ADR   AMERICAN DEPOSITORY RECEIPT.
  FSA   FINANCIAL SECURITY ASSURANCE.
  *     NON-INCOME PRODUCING SECURITY.
  **    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  *** A PORTION OF THIS SECURITY HAS BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $89,800.
  + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE.
  (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
  (b)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $6,878,390 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.
  (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,832,810 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,638,625, RESULTING IN NET UNREALIZED APPRECIATION OF $13,194,185.

                        SEE NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

NUMBER OF                            DESCRIPTION, DELIVERY          UNDERLYING FACE        UNREALIZED
CONTRACTS        LONG/SHORT             MONTH, AND YEAR             AMOUNT AT VALUE       DEPRECIATION
------------------------------------------------------------------------------------------------------
   10              Short           U.S. Treasury Notes 5 Year,
                                   September 2004                     $ (1,086,875)         $   (8,621)
    5              Short           U.S. Treasury Notes 10 Year,
                                   September 2004                         (546,641)             (8,523)
   48              Short           U.S. Treasury Bond 20 Year,
                                   September 2004                       (5,106,000)           (128,126)
                                                                                            ----------
    Total unrealized depreciation                                                           $ (145,270)
                                                                                            ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

Utilities
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                    VALUE
-----------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS (94.4%)
               ELECTRIC UTILITIES (51.2%)
     120,000   AES Corp. (The)*                                                                         $     1,191,600
      70,000   Allegheny Energy, Inc.*                                                                        1,078,700
      35,000   American Electric Power Co., Inc.                                                              1,120,000
     200,000   Aquila, Inc.*                                                                                    712,000
      58,500   Cinergy Corp.                                                                                  2,223,000
      25,000   Constellation Energy Group, Inc.                                                                 947,500
      25,000   Dominion Resources, Inc.                                                                       1,577,000
      56,710   Duke Energy Corp.                                                                              1,150,646
      80,000   Edison International                                                                           2,045,600
      32,500   Entergy Corp.                                                                                  1,820,325
      60,000   Exelon Corp.                                                                                   1,997,400
      30,000   FPL Group, Inc.                                                                                1,918,500
      40,000   NRG Energy Inc.*                                                                                 992,000
      27,000   NSTAR                                                                                          1,292,760
      60,000   PG&E Corp.*                                                                                    1,676,400
      29,400   Pinnacle West Capital Corp.                                                                    1,187,466
      75,000   PNM Resources Inc.                                                                             1,557,750
      45,000   PPL Corp.                                                                                      2,065,500
      23,081   Progress Energy, Inc.                                                                          1,016,718
      29,000   Public Service Enterprise Group, Inc.                                                          1,160,870
     100,000   Reliant Energy, Inc.*                                                                          1,083,000
      56,000   SCANA Corp.                                                                                    2,036,720
      60,000   Sierra Pacific Resources*                                                                        462,600
      42,000   Southern Co. (The)                                                                             1,224,300
      55,000   TXU Corp.                                                                                      2,228,050
      51,000   Wisconsin Energy Corp.                                                                         1,663,110
                                                                                                        ---------------
                                                                                                             37,429,515
                                                                                                        ---------------
               ELECTRONIC EQUIPMENT/INSTRUMENTS (1.6%)
      50,000   Itron, Inc.*                                                                                   1,147,000
                                                                                                        ---------------
               ENERGY (18.3%)
      35,000   AGL Resources, Inc.                                                                            1,016,750
      50,000   Burlington Resources, Inc.                                                                     1,809,000
      65,000   El Paso Corp.                                                                                    512,200
      35,600   KeySpan Corp.                                                                                  1,306,520
      25,000   Kinder Morgan, Inc.                                                                            1,482,250
      67,500   MDU Resources Group, Inc.                                                                      1,622,025
      39,000   New Jersey Resources Corp.                                                                     1,621,620
      50,000   Questar Corp.                                                                                  1,932,000
      30,000   Sempra Energy                                                                                  1,032,900
      90,000   Williams Companies, Inc. (The)                                                                 1,071,000
                                                                                                        ---------------
                                                                                                             13,406,265
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                                     VALUE
-----------------------------------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS (23.3%)
      55,000   Alcatel SA (ADR) (France)*                                                               $       851,950
      34,160   ALLTEL Corp.                                                                                   1,729,179
      95,000   American Tower Corp. (Class A)*                                                                1,444,000
      55,500   BellSouth Corp.                                                                                1,455,210
      45,000   Cablevision Systems New York Group (Class A)*                                                    884,250
      30,625   CenturyTel, Inc.                                                                                 919,975
      40,000   Cisco Systems, Inc.*                                                                             948,000
      57,000   Nextel Communications, Inc. (Class A)*                                                         1,519,620
      61,272   SBC Communications, Inc.                                                                       1,485,846
     110,000   Sprint Corp. (FON Group)                                                                       1,936,000
      30,000   Telefonaktiebolaget LM Ericsson (ADR) (Sweden)*                                                  897,600
      42,394   Verizon Communications Inc.                                                                    1,534,239
      65,000   Vodafone Group PLC (ADR) (United Kingdom)                                                      1,436,500
                                                                                                        ---------------
                                                                                                             17,042,369
                                                                                                        ---------------
               TOTAL COMMON STOCKS
                (COST $51,169,525)                                                                           69,025,149
                                                                                                        ---------------

 PRINCIPAL
 AMOUNT IN                                                        COUPON              MATURITY
 THOUSANDS                                                         RATE                 DATE
 ---------                                                        ------              --------
               CORPORATE BONDS (2.4%)
               ELECTRIC UTILITIES (1.6%)
$         45   Appalachian Power Co. (Series G)                     3.60%             05/15/08                   43,914
          55   Carolina Power & Light Co.                          5.125              09/15/13                   54,255
         140   Cinergy Corp.                                        6.25              09/01/04                  140,949
          45   Cleco Power LLC                                     5.375              05/01/13                   43,609
          60   Commonwealth Edison Co. (Series 98)                  6.15              03/15/12                   64,190
          12   Constellation Energy Group, Inc.                     7.60              04/01/32                   13,287
          30   Duke Energy Corp.                                    4.50              04/01/10                   29,543
          35   Duquesne Light Co. (Series O)                        6.70              04/15/12                   38,267
          10   Entergy Gulf States, Inc.                            3.60              06/01/08                    9,657
          45   Exelon Corp.                                         6.75              05/01/11                   49,006
          50   FirstEnergy Corp. (Series B)                         6.45              11/15/11                   51,914
          60   Indiana Michigan Power Co. (Series A)               6.875              07/01/04                   60,000
          15   Indianapolis Power & Light Co. - 144A**              6.30              07/01/13                   15,422
          60   Jersey Central Power & Light Co. (Series MTN)        6.45              05/15/06                   63,145
          55   Ohio Power Co. (Series G)                            6.60              02/15/33                   56,365
          25   Pacific Gas & Electric                               3.60              03/01/09                   24,090
          65   Pinnacle West Capital Corp.                          6.40              04/01/06                   68,345
         115   Public Service Co. of New Mexico (Series B)          7.50              08/01/18                  130,111
          50   Public Service Electric & Gas Co. (Series MTNB)      5.00              01/01/13                   49,415

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
$         65   South Carolina Electric & Gas Co.                    7.50%             06/15/05          $        68,001
          10   Southern California Edison Co.                       5.00              01/15/14                    9,747
          65   Texas-New Mexico Power Co.                           6.25              01/15/09                   65,290
          30   TXU Energy Co.                                       7.00              03/15/13                   32,722
          40   Wisconsin Electric Power Co.                         4.50              05/15/13                   38,189
                                                                                                        ---------------
                                                                                                              1,219,433
                                                                                                        ---------------
               ENERGY (0.1%)
          35   Consolidated Natural Gas Co. (Series B)             5.375              11/01/06                   36,444
          10   Panhandle Eastern Pipe Line Co.                      2.75              03/15/07                    9,603
                                                                                                         ---------------
                                                                                                                  46,047
                                                                                                         ---------------
               TELECOMMUNICATIONS (0.7%)
          75   AT&T Corp.                                           8.05              11/15/11                   77,111
          45   AT&T Wireless Services, Inc.                        7.875              03/01/11                   51,253
          30   British Telecommunications PLC (United Kingdom)     8.375              12/15/10                   35,079
          85   Deutsche Telekom International Finance Corp.
                 (Netherlands)                                      8.75              06/15/30                  103,754
          60   France Telecom S.A. (France)                         9.50              03/01/31                   75,516
         180   GTE Corp.                                            7.90              02/01/27                  193,444
                                                                                                        ---------------
                                                                                                                536,157
                                                                                                        ---------------
               TOTAL CORPORATE BONDS
                (COST $1,737,830)                                                                             1,801,637
                                                                                                        ---------------
               ASSET-BACKED SECURITIES (0.5%)
               FINANCE/RENTAL/LEASING
         100   Detroit Edison Securitization Funding LLC
                 (Series 2001 - 1 Class A3)                        5.875              03/01/10                  105,870
         115   PECO Energy Transition Trust
                 (Series 2000 - A Class A3)                        7.625              03/01/10                  130,820
         100   PSE&G Transition Funding LLC
                 (Series 2001 - 1 Class A6)                         6.61              06/15/15                  110,540
                                                                                                      ---------------
               TOTAL ASSET-BACKED SECURITIES
                  (COST $340,777)                                                                               347,230
                                                                                                        ---------------
               U.S. GOVERNMENT OBLIGATIONS (0.2%)
          55   U.S. Treasury Bonds                                 6.125              08/15/29                   60,517
               U.S. Treasury Strips
         100                                                        0.00              02/15/25                   31,442
          90                                                        0.00              05/15/25                   27,735
                                                                                                        ---------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
                (COST $118,798)                                                                                 119,694
                                                                                                        ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN                                                         COUPON              MATURITY
THOUSANDS                                                          RATE                 DATE                 VALUE
-----------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENT (2.2%)
               REPURCHASE AGREEMENT
$      1,629   Joint repurchase agreement account
                (dated 06/30/04; proceeds $1,629,066) (a)
                (COST $1,629,000)                                  1.45%              07/01/04          $     1,629,000
                                                                                                        ---------------
               TOTAL INVESTMENTS
                (COST $54,995,930) (b)                                                  99.7%                72,922,710
               OTHER ASSETS IN EXCESS OF LIABILITIES                                     0.3                    194,894
                                                                                       -----            ---------------
               NET ASSETS                                                              100.0%           $    73,117,604
                                                                                       =====            ===============

----------
  ADR   AMERICAN DEPOSITORY RECEIPT.
  *     NON-INCOME PRODUCING SECURITY.
  **    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $18,162,736 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $235,956, RESULTING IN NET UNREALIZED APPRECIATION OF $17,926,780.

                        SEE NOTES TO FINANCIAL STATEMENTS

Dividend Growth
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
  SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (97.3%)
                  AEROSPACE & DEFENSE (0.3%)
         10,100   General Dynamics Corp.                                                   $       1,002,930
                                                                                           -----------------
                  ALUMINUM (1.7%)
        194,300   Alcoa, Inc.                                                                      6,417,729
                                                                                           -----------------
                  APPAREL/FOOTWEAR (1.3%)
        105,600   V.F. Corp.                                                                       5,142,720
                                                                                           -----------------
                  AUTO PARTS: O.E.M. (1.8%)
        131,800   Johnson Controls, Inc.                                                           7,035,484
                                                                                           -----------------
                  BEVERAGES: ALCOHOLIC (0.5%)
         35,800   Anheuser-Busch Companies,
                   Inc.                                                                            1,933,200
                                                                                           -----------------
                  BEVERAGES:
                  NON-ALCOHOLIC (1.6%)
        123,300   Coca-Cola Co. (The)                                                              6,224,184
                                                                                           -----------------
                  CASINO/GAMING (0.4%)
         41,100   International Game Technology                                                    1,586,460
                                                                                           -----------------
                  CHEMICALS: MAJOR
                  DIVERSIFIED (2.2%)
        209,100   Dow Chemical Co. (The)                                                           8,510,370
                                                                                           -----------------
                  COMPUTER
                  COMMUNICATIONS (1.5%)
        240,200   Cisco Systems, Inc.*                                                             5,692,740
                                                                                           -----------------
                  COMPUTER PERIPHERALS (1.2%)
         72,300   EMC Corp.*                                                                         824,220
         41,100   Lexmark International, Inc.*                                                     3,967,383
                                                                                           -----------------
                                                                                                   4,791,603
                                                                                           -----------------
                  COMPUTER PROCESSING
                  HARDWARE (1.2%)
        124,100   Dell Inc.*                                                                       4,445,262
                                                                                           -----------------
                  DATA PROCESSING
                  SERVICES (1.9%)
        167,200   First Data Corp.                                                                 7,443,744
                                                                                           -----------------
                  DISCOUNT STORES (2.7%)
        245,900   Target Corp.                                                                    10,443,373
                                                                                           -----------------
                  DRUGSTORE CHAINS (1.1%)
        102,900   CVS Corp.                                                                        4,323,858
                                                                                           -----------------
                  ELECTRIC UTILITIES (2.4%)
        196,400   Exelon Corp.                                                             $       6,538,156
         42,500   FPL Group, Inc.                                                                  2,717,875
                                                                                           -----------------
                                                                                                   9,256,031
                                                                                           -----------------
                  FINANCE/RENTAL/LEASING (2.0%)
         28,300   Fannie Mae                                                                       2,019,488
        222,700   MBNA Corp.                                                                       5,743,433
                                                                                           -----------------
                                                                                                   7,762,921
                                                                                           -----------------
                  FINANCIAL CONGLOMERATES (3.8%)
        237,700   Citigroup, Inc.                                                                 11,053,050
         89,300   J.P. Morgan Chase & Co.                                                          3,462,161
                                                                                           -----------------
                                                                                                  14,515,211
                                                                                           -----------------
                  FOOD DISTRIBUTORS (0.6%)
         59,800   SYSCO Corp.                                                                      2,145,026
                                                                                           -----------------
                  FOOD: MAJOR DIVERSIFIED (2.7%)
        192,200   PepsiCo, Inc.                                                                   10,355,736
                                                                                           -----------------
                  HOME IMPROVEMENT
                  CHAINS (2.4%)
        260,700   Home Depot, Inc. (The)                                                           9,176,640
                                                                                           -----------------
                  HOUSEHOLD/PERSONAL
                  CARE (4.2%)
        156,400   Avon Products, Inc.                                                              7,216,296
        167,600   Procter & Gamble Co. (The)                                                       9,124,144
                                                                                           -----------------
                                                                                                  16,340,440
                                                                                           -----------------
                  INDUSTRIAL
                  CONGLOMERATES (8.4%)
        139,800   3M Co.                                                                          12,583,398
        280,900   General Electric Co.                                                             9,101,160
        116,100   United Technologies Corp.                                                       10,620,828
                                                                                           -----------------
                                                                                                  32,305,386
                                                                                           -----------------
                  INFORMATION TECHNOLOGY
                  SERVICES (3.9%)
        232,200   Accenture Ltd. (Class A)
                   (Bermuda)*                                                                      6,380,856
         96,800   International Business
                   Machines Corp.                                                                  8,532,920
                                                                                           -----------------
                                                                                                  14,913,776
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  INTEGRATED OIL (6.2%)
        199,800   BP PLC (ADR)
                   (United Kingdom)                                                        $      10,703,286
         41,300   ChevronTexaco Corp.                                                              3,886,743
        208,600   Exxon Mobil Corp.                                                                9,263,926
                                                                                           -----------------
                                                                                                  23,853,955
                                                                                           -----------------
                  INVESTMENT BANKS/
                  BROKERS (4.1%)
         44,100   Goldman Sachs Group, Inc.
                   (The)                                                                           4,152,456
         41,100   Lehman Brothers Holdings
                   Inc.                                                                            3,092,775
        161,500   Merrill Lynch & Co., Inc.                                                        8,717,770
                                                                                           -----------------
                                                                                                  15,963,001
                                                                                           -----------------
                  INVESTMENT MANAGERS (1.4%)
        177,700   Mellon Financial Corp.                                                           5,211,941
                                                                                           -----------------
                  LIFE/HEALTH INSURANCE (1.9%)
        152,500   Lincoln National Corp.                                                           7,205,625
                                                                                           -----------------
                  MAJOR BANKS (5.0%)
        163,000   Bank of America Corp.                                                           13,793,060
         62,500   Comerica, Inc.                                                                   3,430,000
         37,000   Wells Fargo & Co.                                                                2,117,510
                                                                                           -----------------
                                                                                                  19,340,570
                                                                                           -----------------
                  MAJOR
                  TELECOMMUNICATIONS (1.9%)
        198,300   Verizon Communications Inc.                                                      7,176,477
                                                                                           -----------------
                  MANAGED HEALTH CARE (1.0%)
         44,979   Anthem, Inc.*                                                                    4,028,319
                                                                                           -----------------
                  MEDICAL SPECIALTIES (1.1%)
         10,300   Bard (C.R.), Inc.                                                                  583,495
         71,800   Medtronic, Inc.                                                                  3,498,096
          3,600   Stryker Corp.                                                                      198,000
                                                                                           -----------------
                                                                                                   4,279,591
                                                                                           -----------------
                  MOTOR VEHICLES (0.2%)
         14,800   Harley-Davidson, Inc.                                                              916,712
                                                                                           -----------------
                  MULTI-LINE INSURANCE (2.4%)
        132,700   American International Group,
                   Inc.                                                                    $       9,458,856
                                                                                           -----------------
                  OFFICE EQUIPMENT/
                  SUPPLIES (2.0%)
        174,300   Pitney Bowes, Inc.                                                               7,712,775
                                                                                           -----------------
                  OIL & GAS PRODUCTION (0.2%)
         12,300   Devon Energy Corp.                                                                 811,800
                                                                                           -----------------
                  OILFIELD SERVICES/
                  EQUIPMENT (2.1%)
        120,600   Halliburton Co.                                                                  3,649,356
         69,200   Schlumberger Ltd.                                                                4,394,892
                                                                                           -----------------
                                                                                                   8,044,248
                                                                                           -----------------
                  PACKAGED SOFTWARE (4.1%)
         17,700   Adobe Systems, Inc.                                                                823,050
        425,600   Microsoft Corp.                                                                 12,155,136
         69,400   SAP AG (ADR) (Germany)                                                           2,901,614
                                                                                           -----------------
                                                                                                  15,879,800
                                                                                           -----------------
                  PHARMACEUTICALS: MAJOR (7.5%)
        279,200   Bristol-Myers Squibb Co.                                                         6,840,400
         86,300   Johnson & Johnson                                                                4,806,910
        339,360   Pfizer, Inc.                                                                    11,633,261
        155,600   Wyeth                                                                            5,626,496
                                                                                           -----------------
                                                                                                  28,907,067
                                                                                           -----------------
                  PHARMACEUTICALS: OTHER (0.9%)
         50,800   Teva Pharmaceutical Industries
                   Ltd. (ADR) (Israel)                                                             3,418,332
                                                                                           -----------------
                  RAILROADS (0.5%)
         59,000   Burlington Northern Santa Fe
                   Corp.                                                                           2,069,130
                                                                                           -----------------
                  RECREATIONAL PRODUCTS (0.1%)
          7,500   Electronic Arts Inc.*                                                              409,125
                                                                                           -----------------
                  SEMICONDUCTORS (3.1%)
         69,600   Advanced Micro Devices,
                   Inc.*                                                                           1,106,640
         30,600   Analog Devices, Inc.                                                             1,440,648
        165,100   Intel Corp.                                                                      4,556,760

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
         47,400   Marvell Technology Group Ltd.
                    (Bermuda)*                                                             $       1,265,580
         23,300   Maxim Integrated Products,
                   Inc.                                                                            1,221,386
        105,200   National Semiconductor
                   Corp.*                                                                          2,313,348
                                                                                           -----------------
                                                                                                  11,904,362
                                                                                           -----------------
                  SERVICES TO THE HEALTH
                  INDUSTRY (0.7%)
         70,500   Medco Health Solutions Inc.*                                                     2,643,750
                                                                                           -----------------
                  TOBACCO (0.5%)
         36,500   Altria Group, Inc.                                                               1,826,825
                                                                                           -----------------
                  TRUCKS/CONSTRUCTION/
                  FARM MACHINERY (0.6%)
         34,600   Deere & Co.                                                                      2,426,844
                                                                                           -----------------
                  TOTAL COMMON STOCKS
                   (COST $293,021,947)                                                           375,253,929
                                                                                           -----------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
                  CONVERTIBLE BOND (0.1%)
                  WIRELESS
                  TELECOMMUNICATIONS (0.1%)
$           408   Nextel Communications, Inc.
                   5.25% due 01/15/10
                   (COST $392,831)                                                         $         398,820
                                                                                           -----------------
                  SHORT-TERM INVESTMENT (2.7%)
                  REPURCHASE AGREEMENT
         10,237   Joint repurchase agreement
                   account 1.45% due 07/01/04
                   (dated 06/30/04; proceeds
                   $10,237,412) (a)
                   (COST $10,237,000)                                                             10,237,000
                                                                                           -----------------
TOTAL INVESTMENTS
 (COST $303,651,778) (b)                                                    100.1%               385,889,749
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                                                      (0.1)                  (268,038)
                                                                            -----          -----------------
NET ASSETS                                                                  100.0%         $     385,621,711
                                                                            =====          =================

----------
  ADR   AMERICAN DEPOSITORY RECEIPT.
  *     NON-INCOME PRODUCING SECURITY.
  (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $84,686,702 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,448,731, RESULTING IN NET UNREALIZED APPRECIATION OF $82,237,971.

                        SEE NOTES TO FINANCIAL STATEMENTS

Value-Added Market
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (98.0%)
                  ADVERTISING/MARKETING
                  SERVICES (0.4%)
         28,650   Interpublic Group of Companies,
                    Inc. (The)*                                                            $         393,364
          5,207   Omnicom Group, Inc.                                                                395,159
                                                                                           -----------------
                                                                                                     788,523
                                                                                           -----------------
                  AEROSPACE & DEFENSE (1.4%)
          7,819   Boeing Co.                                                                         399,473
          3,988   General Dynamics Corp.                                                             396,008
         12,535   Goodrich Corp.                                                                     405,257
          7,719   Lockheed Martin Corp.                                                              402,006
          7,566   Northrop Grumman Corp.                                                             406,294
         11,570   Raytheon Co.                                                                       413,859
         12,650   Rockwell Collins, Inc.                                                             421,498
                                                                                           -----------------
                                                                                                   2,844,395
                                                                                           -----------------
                  AGRICULTURAL COMMODITIES/
                  MILLING (0.2%)
         24,457   Archer-Daniels-Midland Co.                                                         410,388
                                                                                           -----------------
                  AIR FREIGHT/COURIERS (0.4%)
          5,025   FedEx Corp.                                                                        410,492
          5,365   United Parcel Service, Inc.
                    (Class B)                                                                        403,287
                                                                                           -----------------
                                                                                                     813,779
                                                                                           -----------------
                  AIRLINES (0.4%)
         56,923   Delta Air Lines, Inc.*                                                             405,292
         23,595   Southwest Airlines Co.                                                             395,688
                                                                                           -----------------
                                                                                                     800,980
                                                                                           -----------------
                  ALTERNATIVE POWER
                  GENERATION (0.2%)
         87,961   Calpine Corp.*                                                                     379,992
                                                                                           -----------------
                  ALUMINUM (0.2%)
         11,976   Alcoa, Inc.                                                                        395,567
                                                                                           -----------------
                  APPAREL/FOOTWEAR (1.1%)
          8,470   Cintas Corp.                                                                       403,765
         10,228   Jones Apparel Group, Inc.                                                          403,801
         11,058   Liz Claiborne, Inc.                                                                397,867
          5,326   Nike, Inc. (Class B)                                                               403,444
         10,805   Reebok International Ltd.                                                $         388,764
          8,063   V.F. Corp.                                                                         392,668
                                                                                           -----------------
                                                                                                   2,390,309
                                                                                           -----------------
                  APPAREL/FOOTWEAR RETAIL (0.7%)
         15,962   Gap, Inc. (The)                                                                    387,078
         21,369   Limited Brands, Inc.                                                               399,600
          9,065   Nordstrom, Inc.                                                                    386,260
         15,469   TJX Companies, Inc. (The)                                                          373,422
                                                                                           -----------------
                                                                                                   1,546,360
                                                                                           -----------------
                  AUTO PARTS: O.E.M. (1.0%)
         20,437   Dana Corp.                                                                         400,565
         37,452   Delphi Corp.                                                                       399,987
          6,387   Eaton Corp.                                                                        413,494
          7,332   Johnson Controls, Inc.                                                             391,382
         33,510   Visteon Corp.                                                                      391,062
                                                                                           -----------------
                                                                                                   1,996,490
                                                                                           -----------------
                  AUTOMOTIVE AFTERMARKET (0.4%)
         17,252   Cooper Tire & Rubber Co.                                                           396,796
         43,214   Goodyear Tire & Rubber Co.
                    (The)*                                                                           392,815
                                                                                           -----------------
                                                                                                     789,611
                                                                                           -----------------
                  BEVERAGES: ALCOHOLIC (0.6%)
          7,467   Anheuser-Busch Companies,
                    Inc.                                                                             403,218
          8,355   Brown-Forman Corp. (Class B)                                                       403,296
          5,681   Coors (Adolph) Co. (Class B)                                                       410,964
                                                                                           -----------------
                                                                                                   1,217,478
                                                                                           -----------------
                  BEVERAGES: NON-ALCOHOLIC (0.6%)
          8,006   Coca-Cola Co. (The)                                                                404,143
         14,035   Coca-Cola Enterprises Inc.                                                         406,875
         13,596   Pepsi Bottling Group, Inc.
                    (The)                                                                            415,222
                                                                                           -----------------
                                                                                                   1,226,240
                                                                                           -----------------
                  BIOTECHNOLOGY (1.1%)
          7,388   Amgen Inc.*                                                                        403,163
          6,481   Biogen Idec Inc.*                                                                  409,923
          9,193   Chiron Corp.*                                                                      410,376

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                                       62

NUMBER OF
  SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
          8,825   Genzyme Corp.*                                                           $         417,687
          3,000   Gilead Sciences, Inc.*                                                             201,000
         17,155   MedImmune, Inc.*                                                                   401,427
                                                                                           -----------------
                                                                                                   2,243,576
                                                                                           -----------------
                  BROADCASTING (0.4%)
         10,989   Clear Channel Communications,
                    Inc.                                                                             406,044
         12,930   Univision Communications Inc.
                    (Class A)*                                                                       412,855
                                                                                           -----------------
                                                                                                     818,899
                                                                                           -----------------
                  BUILDING PRODUCTS (0.4%)
         10,140   American Standard Companies,
                    Inc.*                                                                            408,743
         13,210   Masco Corp.                                                                        411,888
                                                                                           -----------------
                                                                                                     820,631
                                                                                           -----------------
                  CABLE/SATELLITE TV (0.2%)
         14,284   Comcast Corp. (Class A)*                                                           400,381
                                                                                           -----------------
                  CASINO/GAMING (0.4%)
          7,582   Harrah's Entertainment, Inc.                                                       410,186
         10,837   International Game Technology                                                      418,308
                                                                                           -----------------
                                                                                                     828,494
                                                                                           -----------------
                  CHEMICALS: AGRICULTURAL (0.2%)
         11,305   Monsanto Co.                                                                       435,242
                                                                                           -----------------
                  CHEMICALS: MAJOR
                  DIVERSIFIED (1.2%)
          9,948   Dow Chemical Co. (The)                                                             404,884
          9,252   Du Pont (E.I.)
                    de Nemours & Co.                                                                 410,974
          8,843   Eastman Chemical Co.                                                               408,812
         12,840   Engelhard Corp.                                                                    414,860
         34,542   Hercules Inc.*                                                                     421,067
          9,953   Rohm & Haas Co.                                                                    413,846
                                                                                           -----------------
                                                                                                   2,474,443
                                                                                           -----------------
                  CHEMICALS: SPECIALTY (0.8%)
          7,825   Air Products & Chemicals, Inc.                                                     410,421
         15,281   Great Lakes Chemical Corp.                                                         413,504
         10,357   Praxair, Inc.                                                                      413,348
          6,868   Sigma-Aldrich Corp.                                                                409,401
                                                                                           -----------------
                                                                                                   1,646,674
                                                                                           -----------------
                  COMMERCIAL PRINTING/
                  FORMS (0.4%)
          9,303   Deluxe Corp.                                                             $         404,680
         12,222   Donnelley (R.R.) & Sons Co.                                                        403,570
                                                                                           -----------------
                                                                                                     808,250
                                                                                           -----------------
                  COMPUTER
                  COMMUNICATIONS (0.4%)
         25,226   Avaya Inc.*                                                                        398,319
         17,039   Cisco Systems, Inc.*                                                               403,824
                                                                                           -----------------
                                                                                                     802,143
                                                                                           -----------------
                  COMPUTER PERIPHERALS (0.6%)
         35,633   EMC Corp.*                                                                         406,216
          4,210   Lexmark International, Inc.*                                                       406,391
         19,100   Network Appliance, Inc.*                                                           411,223
                                                                                           -----------------
                                                                                                   1,223,830
                                                                                           -----------------
                  COMPUTER PROCESSING
                  HARDWARE (1.2%)
         12,042   Apple Computer, Inc.*                                                              391,847
         11,562   Dell Inc.*                                                                         414,151
         90,136   Gateway, Inc.*                                                                     405,612
         19,274   Hewlett-Packard Co.                                                                406,681
          8,100   NCR Corp.*                                                                         401,679
         91,577   Sun Microsystems, Inc.*                                                            397,444
                                                                                           -----------------
                                                                                                   2,417,414
                                                                                           -----------------
                  CONSTRUCTION MATERIALS (0.2%)
          8,545   Vulcan Materials Co.                                                               406,315
                                                                                           -----------------
                  CONTAINERS/PACKAGING (1.0%)
          5,606   Ball Corp.                                                                         403,912
         14,502   Bemis Company, Inc.                                                                409,681
         16,174   Pactiv Corp.*                                                                      403,380
          7,579   Sealed Air Corp.*                                                                  403,733
          5,884   Temple-Inland, Inc.                                                                407,467
                                                                                           -----------------
                                                                                                   2,028,173
                                                                                           -----------------
                  CONTRACT DRILLING (0.8%)
          8,825   Nabors Industries, Ltd.
                    (Bermuda)*                                                                       399,066
         10,727   Noble Corp.*                                                                       406,446
         16,453   Rowan Companies, Inc.*                                                             400,301
         14,397   Transocean Inc.*                                                                   416,649
                                                                                           -----------------
                                                                                                   1,622,462
                                                                                           -----------------

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                                       63

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  DATA PROCESSING
                  SERVICES (1.5%)
          7,575   Affiliated Computer Services,
                    Inc. (Class A)*                                                        $         401,020
          9,451   Automatic Data Processing,
                    Inc.                                                                             395,808
          8,762   Computer Sciences Corp.*                                                           406,820
         27,156   Convergys Corp.*                                                                   418,202
          9,306   First Data Corp.                                                                   414,303
         10,293   Fiserv, Inc.*                                                                      400,295
         11,856   Paychex, Inc.                                                                      401,681
         15,415   SunGard Data Systems Inc.*                                                         400,790
                                                                                           -----------------
                                                                                                   3,238,919
                                                                                           -----------------
                  DEPARTMENT STORES (1.1%)
         17,812   Dillard's, Inc. (Class A)                                                          397,208
          8,155   Federated Department Stores,
                    Inc.                                                                             400,410
          9,284   Kohl's Corp.*                                                                      392,528
         14,098   May Department Stores Co.                                                          387,554
         10,365   Penney (J.C.) Co., Inc.                                                            391,382
         10,219   Sears, Roebuck & Co.                                                               385,869
                                                                                           -----------------
                                                                                                   2,354,951
                                                                                           -----------------
                  DISCOUNT STORES (1.1%)
         26,131   Big Lots, Inc.*                                                                    377,854
          9,589   Costco Wholesale Corp.                                                             393,820
         19,926   Dollar General Corp.                                                               389,753
         12,581   Family Dollar Stores, Inc.                                                         382,714
          9,023   Target Corp.                                                                       383,207
          7,638   Wal-Mart Stores, Inc.                                                              402,981
                                                                                           -----------------
                                                                                                   2,330,329
                                                                                           -----------------
                  DRUGSTORE CHAINS (0.4%)
          9,703   CVS Corp.                                                                          407,720
         11,173   Walgreen Co.                                                                       404,574
                                                                                           -----------------
                                                                                                     812,294
                                                                                           -----------------
                  ELECTRIC UTILITIES (5.0%)
         39,518   AES Corp. (The)*                                                                   392,414
         26,529   Allegheny Energy, Inc.*                                                            408,812
          9,157   Ameren Corp.                                                                       393,385
         12,546   American Electric Power Co.,
                    Inc.                                                                   $         401,472
         34,697   CenterPoint Energy, Inc.                                                           399,015
         10,404   Cinergy Corp.                                                                      395,352
         43,693   CMS Energy Corp.*                                                                  398,917
          9,957   Consolidated Edison, Inc.                                                          395,890
         10,524   Constellation Energy Group,
                    Inc.                                                                             398,860
          6,276   Dominion Resources, Inc.                                                           395,890
          9,938   DTE Energy Co.                                                                     402,887
         19,700   Duke Energy Corp.                                                                  399,713
         15,687   Edison International                                                               401,117
          7,101   Entergy Corp.                                                                      397,727
         11,955   Exelon Corp.                                                                       397,982
         10,724   FirstEnergy Corp.                                                                  401,185
          6,282   FPL Group, Inc.                                                                    401,734
         14,158   PG&E Corp.*                                                                        395,575
          9,887   Pinnacle West Capital Corp.                                                        399,336
          8,935   PPL Corp.                                                                          410,116
          9,176   Progress Energy, Inc.                                                              404,203
          9,970   Public Service Enterprise
                    Group, Inc.                                                                      399,099
         13,807   Southern Co. (The)                                                                 402,474
         33,678   TECO Energy, Inc.                                                                  403,799
         10,086   TXU Corp.                                                                          408,584
         23,470   Xcel Energy, Inc.                                                                  392,184
                                                                                           -----------------
                                                                                                  10,397,722
                                                                                           -----------------
                  ELECTRICAL PRODUCTS (1.2%)
         20,537   American Power Conversion
                    Corp.                                                                            403,552
          6,908   Cooper Industries Ltd.
                    (Class A) (Bermuda)*                                                             410,404
          6,532   Emerson Electric Co.                                                               415,109
         13,018   Molex Inc.                                                                         417,617
         37,752   Power-One, Inc.*                                                                   414,517
         14,780   Thomas & Betts Corp.*                                                              402,459
                                                                                           -----------------
                                                                                                   2,463,658
                                                                                           -----------------
                  ELECTRONIC COMPONENTS (0.8%)
         15,717   Jabil Circuit, Inc.*                                                               395,754
         15,279   QLogic Corp.*                                                                      406,269

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                                       64

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
         44,616   Sanmina-SCI Corp.*                                                       $         406,006
         66,916   Solectron Corp.*                                                                   432,947
                                                                                           -----------------
                                                                                                   1,640,976
                                                                                           -----------------
                  ELECTRONIC EQUIPMENT/
                  INSTRUMENTS (1.5%)
         13,592   Agilent Technologies, Inc.*                                                        397,974
        105,832   JDS Uniphase Corp.*                                                                401,103
         10,841   Rockwell Automation, Inc.                                                          406,646
         12,186   Scientific-Atlanta, Inc.                                                           420,417
         27,731   Symbol Technologies, Inc.                                                          408,755
         11,839   Tektronix, Inc.                                                                    402,763
         13,366   Thermo Electron Corp.*                                                             410,871
         27,719   Xerox Corp.*                                                                       401,925
                                                                                           -----------------
                                                                                                   3,250,454
                                                                                           -----------------
                  ELECTRONIC PRODUCTION
                  EQUIPMENT (0.8%)
         20,804   Applied Materials, Inc.*                                                           408,174
          8,375   KLA-Tencor Corp.*                                                                  413,557
         12,926   Novellus Systems, Inc.*                                                            406,393
         18,786   Teradyne, Inc.*                                                                    426,442
                                                                                           -----------------
                                                                                                   1,654,566
                                                                                           -----------------
                  ELECTRONICS/APPLIANCE
                  STORES (0.5%)
          7,652   Best Buy Co., Inc.                                                                 388,262
         31,288   Circuit City Stores -
                    Circuit City Group                                                               405,180
         13,802   RadioShack Corp.                                                                   395,151
                                                                                           -----------------
                                                                                                   1,188,593
                                                                                           -----------------
                  ELECTRONICS/APPLIANCES (0.6%)
         14,854   Eastman Kodak Co.                                                                  400,761
         16,494   Maytag Corp.                                                                       404,268
          5,744   Whirlpool Corp.                                                                    394,038
                                                                                           -----------------
                                                                                                   1,199,067
                                                                                           -----------------
                  ENGINEERING &
                  CONSTRUCTION (0.2%)
          8,632   Fluor Corp.                                                                        411,487
                                                                                           -----------------
                  ENVIRONMENTAL SERVICES (0.4%)
         31,608   Allied Waste Industries, Inc.*                                           $         416,593
         13,646   Waste Management, Inc.                                                             418,250
                                                                                           -----------------
                                                                                                     834,843
                                                                                           -----------------
                  FINANCE/RENTAL/LEASING (1.5%)
          5,708   Capital One Financial Corp.                                                        390,313
          5,643   Countrywide Financial Corp.                                                        396,421
          5,717   Fannie Mae                                                                         407,965
          6,469   Freddie Mac                                                                        409,488
         15,595   MBNA Corp.                                                                         402,195
         26,975   Providian Financial Corp.*                                                         395,723
         10,081   Ryder System, Inc.                                                                 403,946
          9,838   SLM Corp.                                                                          397,947
                                                                                           -----------------
                                                                                                   3,203,998
                                                                                           -----------------
                  FINANCIAL CONGLOMERATES (1.2%)
          7,811   American Express Co.                                                               401,329
          8,583   Citigroup, Inc.                                                                    399,109
         10,558   J.P. Morgan Chase & Co.                                                            409,334
         11,606   Principal Financial Group, Inc.                                                    403,657
          8,784   Prudential Financial, Inc.                                                         408,192
          8,086   State Street Corp.                                                                 396,537
                                                                                           -----------------
                                                                                                   2,418,158
                                                                                           -----------------
                  FINANCIAL PUBLISHING/
                  SERVICES (0.6%)
         15,866   Equifax, Inc.                                                                      392,683
          5,200   McGraw-Hill Companies, Inc.
                    (The)                                                                            398,164
          6,186   Moody's Corp.                                                                      399,987
                                                                                           -----------------
                                                                                                   1,190,834
                                                                                           -----------------
                  FOOD DISTRIBUTORS (0.2%)
         10,965   SYSCO Corp.                                                                        393,315
                                                                                           -----------------
                  FOOD RETAIL (1.0%)
         15,137   Albertson's, Inc.                                                                  401,736
         22,396   Kroger Co.*                                                                        407,607
         16,135   Safeway Inc.*                                                                      408,861
         13,400   Supervalu, Inc.                                                                    410,174
         59,816   Winn-Dixie Stores, Inc.                                                            430,675
                                                                                           -----------------
                                                                                                   2,059,053
                                                                                           -----------------

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                                       65

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  FOOD: MAJOR DIVERSIFIED (1.2%)
         14,983   Campbell Soup Co.                                                        $         402,743
          8,815   General Mills, Inc.                                                                418,977
         10,642   Heinz (H.J.) Co.                                                                   417,166
          9,743   Kellogg Co.                                                                        407,745
          7,563   PepsiCo, Inc.                                                                      407,494
         17,870   Sara Lee Corp.                                                                     410,831
                                                                                           -----------------
                                                                                                   2,464,956
                                                                                           -----------------
                  FOOD: MEAT/FISH/DAIRY (0.2%)
         14,795   ConAgra Foods Inc.                                                                 400,649
                                                                                           -----------------
                  FOOD: SPECIALTY/CANDY (0.6%)
          8,914   Hershey Foods Corp.                                                                412,451
         11,919   McCormick & Co., Inc.
                    (Non-Voting)                                                                     405,246
          6,413   Wrigley (Wm.) Jr. Co. (Class A)                                                    404,340
                                                                                           -----------------
                                                                                                   1,222,037
                                                                                           -----------------
                  FOREST PRODUCTS (0.4%)
         17,826   Louisiana-Pacific Corp.                                                            421,585
          6,651   Weyerhaeuser Co.                                                                   419,811
                                                                                           -----------------
                                                                                                     841,396
                                                                                           -----------------
                  GAS DISTRIBUTORS (1.6%)
         93,717   Dynegy, Inc. (Class A)*                                                            399,234
         11,123   KeySpan Corp.                                                                      408,214
          6,685   Kinder Morgan, Inc.                                                                396,354
         11,728   Nicor Inc.                                                                         398,400
         19,424   NiSource, Inc.                                                                     400,523
          9,566   Peoples Energy Corp.                                                               403,207
         11,637   Sempra Energy                                                                      400,662
         33,177   Williams Companies, Inc.
                    (The)                                                                            394,806
                                                                                           -----------------
                                                                                                   3,201,400
                                                                                           -----------------
                  HOME BUILDING (0.6%)
          8,472   Centex Corp.                                                                       387,594
          5,804   KB Home                                                                            398,329
          7,849   Pulte Homes, Inc.                                                                  408,383
                                                                                           -----------------
                                                                                                   1,194,306
                                                                                           -----------------
                  HOME FURNISHINGS (0.4%)
         15,012   Leggett & Platt, Inc.                                                    $         400,971
         17,439   Newell Rubbermaid, Inc.                                                            409,816
                                                                                           -----------------
                                                                                                     810,787
                                                                                           -----------------
                  HOME IMPROVEMENT
                  CHAINS (0.6%)
         11,378   Home Depot, Inc. (The)                                                             400,506
          7,418   Lowe's Companies, Inc.                                                             389,816
          9,736   Sherwin-Williams Co.                                                               404,531
                                                                                           -----------------
                                                                                                   1,194,853
                                                                                           -----------------
                  HOSPITAL/NURSING
                  MANAGEMENT (0.8%)
          9,938   HCA, Inc.                                                                          413,321
         18,273   Health Management Associates,
                    Inc. (Class A)                                                                   409,681
         12,589   Manor Care, Inc.                                                                   411,409
         31,239   Tenet Healthcare Corp.*                                                            418,915
                                                                                           -----------------
                                                                                                   1,653,326
                                                                                           -----------------
                  HOTELS/RESORTS/
                  CRUISELINES (0.8%)
          8,547   Carnival Corp. (Panama)                                                            401,709
         22,051   Hilton Hotels Corp.                                                                411,472
          8,065   Marriott International, Inc.
                    (Class A)                                                                        402,282
          9,127   Starwood Hotels & Resorts
                    Worldwide, Inc.                                                                  409,346
                                                                                           -----------------
                                                                                                   1,624,809
                                                                                           -----------------
                  HOUSEHOLD/PERSONAL
                  CARE (1.5%)
          8,170   Alberto-Culver Co. (Class B)                                                       409,644
          8,830   Avon Products, Inc.                                                                407,416
          7,498   Clorox Co. (The)                                                                   403,242
          7,057   Colgate-Palmolive Co.                                                              412,482
          9,361   Gillette Co. (The)                                                                 396,906
         10,862   International Flavors &
                    Fragrances, Inc.                                                                 406,239
          6,227   Kimberly-Clark Corp.                                                               410,235
          7,400   Procter & Gamble Co. (The)                                                         402,856
                                                                                           -----------------
                                                                                                   3,249,020
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL CONGLOMERATES (1.5%)
          4,525   3M Co.                                                                   $         407,295
         12,465   General Electric Co.**                                                             403,866
         10,897   Honeywell International, Inc.                                                      399,157
          5,883   Ingersoll Rand Co. (Class A)
                    (Bermuda)                                                                        401,868
          4,797   ITT Industries, Inc.                                                               398,151
          6,822   Textron, Inc.                                                                      404,886
         12,361   Tyco International Ltd.
                    (Bermuda)                                                                        409,644
          4,494   United Technologies Corp.                                                          411,111
                                                                                           -----------------
                                                                                                   3,235,978
                                                                                           -----------------
                  INDUSTRIAL MACHINERY (0.4%)
          4,198   Illinois Tool Works Inc.                                                           402,546
          6,977   Parker-Hannifin Corp.                                                              414,852
                                                                                           -----------------
                                                                                                     817,398
                                                                                           -----------------
                  INDUSTRIAL SPECIALTIES (0.4%)
         12,985   Ecolab Inc.                                                                        411,624
          6,491   PPG Industries, Inc.                                                               405,623
                                                                                           -----------------
                                                                                                     817,247
                                                                                           -----------------
                  INFORMATION TECHNOLOGY
                  SERVICES (1.0%)
         20,402   Citrix Systems, Inc.*                                                              415,385
         20,777   Electronic Data Systems
                    Corp.                                                                            397,880
          4,479   International Business
                    Machines Corp.                                                                   394,824
         21,184   PeopleSoft, Inc.*                                                                  391,904
         29,023   Unisys Corp.*                                                                      402,839
                                                                                           -----------------
                                                                                                   2,002,832
                                                                                           -----------------
                  INSURANCE BROKERS/
                  SERVICES (0.4%)
         14,123   AON Corp.                                                                          402,082
          8,963   Marsh & McLennan Companies,
                    Inc.                                                                             406,741
                                                                                           -----------------
                                                                                                     808,823
                                                                                           -----------------
                  INTEGRATED OIL (0.8%)
          5,193   Amerada Hess Corp.                                                                 411,234
          4,295   ChevronTexaco Corp.                                                                404,202
          5,197   ConocoPhillips                                                           $         396,479
          9,065   Exxon Mobil Corp.                                                                  402,577
                                                                                           -----------------
                                                                                                   1,614,492
                                                                                           -----------------
                  INTERNET SOFTWARE/
                  SERVICES (0.4%)
         36,266   Siebel Systems, Inc.*                                                              387,321
         11,279   Yahoo! Inc.*                                                                       409,766
                                                                                           -----------------
                                                                                                     797,087
                                                                                           -----------------
                  INVESTMENT BANKS/
                  BROKERS (1.3%)
          4,746   Bear Stearns Companies, Inc.
                    (The)                                                                            400,135
         35,653   E *TRADE Group, Inc.*                                                              397,531
          4,242   Goldman Sachs Group, Inc.
                    (The)                                                                            399,427
          5,402   Lehman Brothers Holdings
                    Inc.                                                                             406,500
          7,388   Merrill Lynch & Co., Inc.                                                          398,804
          7,648   Morgan Stanley (Note 4)                                                            403,585
         40,929   Schwab (Charles) Corp. (The)                                                       393,328
                                                                                           -----------------
                                                                                                   2,799,310
                                                                                           -----------------
                  INVESTMENT MANAGERS (1.0%)
         13,108   Federated Investors, Inc.
                    (Class B)                                                                        397,697
          7,953   Franklin Resources, Inc.                                                           398,286
         24,309   Janus Capital Group, Inc.                                                          400,855
         13,370   Mellon Financial Corp.                                                             392,142
          8,094   Price (T.) Rowe Group, Inc.                                                        407,938
                                                                                           -----------------
                                                                                                   1,996,918
                                                                                           -----------------
                  LIFE/HEALTH INSURANCE (1.2%)
          9,928   AFLAC, Inc.                                                                        405,162
          8,031   Jefferson-Pilot Corp.                                                              407,975
          8,792   Lincoln National Corp.                                                             415,422
         11,292   MetLife, Inc.                                                                      404,818
          7,546   Torchmark Corp.                                                                    405,975
         25,712   UnumProvident Corp.                                                                408,821
                                                                                           -----------------
                                                                                                   2,448,173
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  MAJOR BANKS (2.7%)
          4,776   Bank of America Corp.                                                    $         404,145
         13,633   Bank of New York Co., Inc.
                    (The)                                                                            401,901
          8,094   Bank One Corp.                                                                     412,794
         11,068   BB&T Corp.                                                                         409,184
          7,336   Comerica, Inc.                                                                     402,600
         17,524   Huntington Bancshares, Inc.                                                        401,300
         13,370   KeyCorp                                                                            399,629
         11,592   National City Corp.                                                                405,836
          7,539   PNC Financial Services Group                                                       400,170
         11,019   Regions Financial Corp.*                                                           402,744
         10,168   SouthTrust Corp.                                                                   394,620
          6,216   SunTrust Banks, Inc.                                                               403,978
          8,913   Wachovia Corp.                                                                     396,628
          6,972   Wells Fargo & Co.                                                                  399,008
                                                                                           -----------------
                                                                                                   5,634,537
                                                                                           -----------------
                  MAJOR
                  TELECOMMUNICATIONS (1.2%)
          7,982   ALLTEL Corp.                                                                       404,049
         27,750   AT&T Corp.                                                                         405,982
         15,942   BellSouth Corp.                                                                    417,999
         16,853   SBC Communications, Inc.                                                           408,685
         23,053   Sprint Corp. (FON Group)                                                           405,733
         11,213   Verizon Communications Inc.                                                        405,798
                                                                                           -----------------
                                                                                                   2,448,246
                                                                                           -----------------
                  MANAGED HEALTH CARE (1.4%)
          4,758   Aetna, Inc.                                                                        404,430
          4,567   Anthem, Inc.*                                                                      409,021
         12,173   Caremark Rx, Inc.*                                                                 400,979
          5,970   CIGNA Corp.                                                                        410,796
         24,133   Humana, Inc.*                                                                      407,848
          6,497   UnitedHealth Group Inc.                                                            404,438
          3,602   WellPoint Health Networks,
                    Inc.*                                                                            403,460
                                                                                           -----------------
                                                                                                   2,840,972
                                                                                           -----------------
                  MEDIA CONGLOMERATES (0.6%)
         15,929   Disney (Walt) Co. (The)                                                            406,030
         23,012   Time Warner Inc.*                                                                  404,551
         11,295   Viacom Inc. (Class B)
                    (Non-Voting)                                                           $         403,457
                                                                                           -----------------
                                                                                                   1,214,038
                                                                                           -----------------
                  MEDICAL DISTRIBUTORS (0.6%)
          6,864   AmerisourceBergen Corp.                                                            410,330
          5,817   Cardinal Health, Inc.                                                              407,481
         11,826   McKesson Corp.                                                                     405,987
                                                                                           -----------------
                                                                                                   1,223,798
                                                                                           -----------------
                  MEDICAL SPECIALTIES (3.3%)
         18,938   Applera Corp. - Applied
                    Biosystems Group*                                                                411,901
          7,112   Bard (C.R.), Inc.                                                                  402,895
          6,273   Bausch & Lomb, Inc.                                                                408,184
         11,684   Baxter International, Inc.*                                                        403,215
          8,088   Becton, Dickinson & Co.                                                            418,958
          9,192   Biomet, Inc.                                                                       408,492
          9,651   Boston Scientific Corp.*                                                           413,063
          7,111   Guidant Corp.                                                                      397,363
         14,345   Hospira, Inc.*                                                                     395,922
          8,330   Medtronic, Inc.                                                                    405,838
          7,327   Millipore Corp.*                                                                   413,023
         16,096   Pall Corp.                                                                         421,554
         20,068   PerkinElmer, Inc.                                                                  402,163
          5,393   St. Jude Medical, Inc.*                                                            407,980
          7,303   Stryker Corp.                                                                      401,665
          8,673   Waters Corp.*                                                                      414,396
          4,559   Zimmer Holdings, Inc.*                                                             402,104
                                                                                           -----------------
                                                                                                   6,928,716
                                                                                           -----------------
                  MISCELLANEOUS COMMERCIAL
                  SERVICES (0.2%)
         14,823   Sabre Holdings Corp.                                                               410,745
                                                                                           -----------------
                  MISCELLANEOUS
                  MANUFACTURING (0.6%)
         12,880   Crane Co.                                                                          404,303
          7,959   Danaher Corp.                                                                      412,674
          9,636   Dover Corp.                                                                        405,676
                                                                                           -----------------
                                                                                                   1,222,653
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  MOTOR VEHICLES (0.6%)
         25,307   Ford Motor Co.                                                           $         396,055
          8,437   General Motors Corp.                                                               393,080
          6,541   Harley-Davidson, Inc.                                                              405,150
                                                                                           -----------------
                                                                                                   1,194,285
                                                                                           -----------------
                  MULTI-LINE INSURANCE (0.8%)
          5,600   American International Group,
                    Inc.                                                                             399,168
          5,906   Hartford Financial Services
                    Group, Inc. (The) (Note 4)                                                       405,978
          6,679   Loews Corp.                                                                        400,473
          9,208   Safeco Corp.                                                                       405,152
                                                                                           -----------------
                                                                                                   1,610,771
                                                                                           -----------------
                  OFFICE EQUIPMENT/
                  SUPPLIES (0.4%)
          6,314   Avery Dennison Corp.                                                               404,159
          9,260   Pitney Bowes, Inc.                                                                 409,755
                                                                                           -----------------
                                                                                                     813,914
                                                                                           -----------------
                  OIL & GAS PIPELINES (0.2%)
         52,309   El Paso Corp.                                                                      412,195
                                                                                           -----------------
                  OIL & GAS PRODUCTION (1.5%)
          6,936   Anadarko Petroleum Corp.                                                           406,450
          9,378   Apache Corp.                                                                       408,412
         11,326   Burlington Resources, Inc.                                                         409,775
          6,194   Devon Energy Corp.                                                                 408,804
          6,676   EOG Resources, Inc.                                                                398,624
          7,408   Kerr-McGee Corp.                                                                   398,328
          8,261   Occidental Petroleum Corp.                                                         399,915
         10,500   Unocal Corp.                                                                       399,000
                                                                                           -----------------
                                                                                                   3,229,308
                                                                                           -----------------
                  OIL REFINING/MARKETING (0.8%)
          7,783   Ashland, Inc.                                                                      411,020
         10,720   Marathon Oil Corp.                                                                 405,645
          6,384   Sunoco, Inc.                                                                       406,150
          5,482   Valero Energy Corp.                                                                404,352
                                                                                           -----------------
                                                                                                   1,627,167
                                                                                           -----------------
                  OILFIELD SERVICES/
                  EQUIPMENT (0.8%)
         10,987   Baker Hughes Inc.                                                        $         413,661
          8,974   BJ Services Co.*                                                                   411,368
         12,919   Halliburton Co.                                                                    390,929
          6,340   Schlumberger Ltd.
                    (Netherland)                                                                     402,653
                                                                                           -----------------
                                                                                                   1,618,611
                                                                                           -----------------
                  OTHER CONSUMER
                  SERVICES (0.8%)
          4,637   Apollo Group, Inc. (Class A)*                                                      409,401
          8,236   Block (H.&R.), Inc.                                                                392,692
         16,595   Cendant Corp.                                                                      406,246
          4,312   eBay Inc.*                                                                         396,488
                                                                                           -----------------
                                                                                                   1,604,827
                                                                                           -----------------
                  OTHER CONSUMER
                  SPECIALTIES (0.2%)
          5,358   Fortune Brands, Inc.                                                               404,154
                                                                                           -----------------
                  OTHER METALS/MINERALS (0.2%)
          5,310   Phelps Dodge Corp.*                                                                411,578
                                                                                           -----------------
                  PACKAGED SOFTWARE (2.5%)
          9,047   Adobe Systems, Inc.                                                                420,685
          9,936   Autodesk, Inc.                                                                     425,360
         22,258   BMC Software, Inc.*                                                                411,773
         15,005   Computer Associates
                    International, Inc.                                                              421,040
         56,573   Compuware Corp.*                                                                   373,382
         10,313   Intuit Inc.*                                                                       397,876
          8,079   Mercury Interactive Corp.*                                                         402,577
         14,089   Microsoft Corp.**                                                                  402,382
         48,681   Novell, Inc.*                                                                      408,434
         33,848   Oracle Corp.*                                                                      403,807
         84,267   Parametric Technology Corp.*                                                       421,335
          9,525   Symantec Corp.*                                                                    417,005
         14,040   VERITAS Software Corp.*                                                            388,908
                                                                                           -----------------
                                                                                                   5,294,564
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  PERSONNEL SERVICES (0.4%)
         16,128   Monster Worldwide Inc.*                                                  $         414,812
         13,066   Robert Half International, Inc.                                                    388,975
                                                                                           -----------------
                                                                                                     803,787
                                                                                           -----------------
                  PHARMACEUTICALS:
                  GENERIC DRUGS (0.4%)
         19,859   Mylan Laboratories, Inc.                                                           402,145
         14,556   Watson Pharmaceuticals, Inc.*                                                      391,556
                                                                                           -----------------
                                                                                                     793,701
                                                                                           -----------------
                  PHARMACEUTICALS: MAJOR (1.5%)
          9,889   Abbott Laboratories                                                                403,076
         16,338   Bristol-Myers Squibb Co.                                                           400,281
          7,360   Johnson & Johnson                                                                  409,952
          5,618   Lilly (Eli) & Co.                                                                  392,754
          8,535   Merck & Co., Inc.                                                                  405,413
         11,860   Pfizer, Inc.                                                                       406,561
         22,064   Schering-Plough Corp.                                                              407,743
         11,004   Wyeth                                                                              397,905
                                                                                           -----------------
                                                                                                   3,223,685
                                                                                           -----------------
                  PHARMACEUTICALS: OTHER (0.6%)
          4,454   Allergan, Inc.                                                                     398,722
          6,861   Forest Laboratories, Inc.*                                                         388,538
         33,992   King Pharmaceuticals, Inc.*                                                        389,208
                                                                                           -----------------
                                                                                                   1,176,468
                                                                                           -----------------
                  PRECIOUS METALS (0.4%)
         11,814   Freeport-McMoRan Copper &
                    Gold, Inc. (Class B)                                                             391,634
         10,310   Newmont Mining Corp.                                                               399,616
                                                                                           -----------------
                                                                                                     791,250
                                                                                           -----------------
                  PROPERTY - CASUALTY
                  INSURERS (1.3%)
          9,393   ACE Ltd. (Bermuda)                                                                 397,136
          8,738   Allstate Corp. (The)                                                               406,754
          5,853   Chubb Corp. (The)                                                                  399,058
          9,613   Cincinnati Financial Corp.                                                         418,358
          4,671   Progressive Corp. (The)                                                            398,436
          9,645   St. Paul Travelers Companies,
                    Inc.                                                                   $         391,008
          5,292   XL Capital Ltd. (Class A)
                    (Bermuda)                                                                        399,334
                                                                                           -----------------
                                                                                                   2,810,084
                                                                                           -----------------
                  PUBLISHING: BOOKS/
                  MAGAZINES (0.2%)
          7,360   Meredith Corp.                                                                     404,506
                                                                                           -----------------
                  PUBLISHING: NEWSPAPERS (1.0%)
          8,901   Dow Jones & Co., Inc.                                                              401,435
          4,721   Gannett Co., Inc.                                                                  400,577
          5,552   Knight-Ridder, Inc.                                                                399,744
          8,923   New York Times Co. (The)
                    (Class A)                                                                        398,947
          8,875   Tribune Co.                                                                        404,168
                                                                                           -----------------
                                                                                                   2,004,871
                                                                                           -----------------
                  PULP & PAPER (0.6%)
         11,331   Georgia-Pacific Corp.                                                              419,020
          9,288   International Paper Co.                                                            415,174
         14,193   MeadWestvaco Corp.                                                                 417,132
                                                                                           -----------------
                                                                                                   1,251,326
                                                                                           -----------------
                  RAILROADS (0.8%)
         11,597   Burlington Northern Santa Fe
                    Corp.                                                                            406,707
         12,259   CSX Corp.                                                                          401,727
         15,517   Norfolk Southern Corp.                                                             411,511
          6,819   Union Pacific Corp.                                                                405,390
                                                                                           -----------------
                                                                                                   1,625,335
                                                                                           -----------------
                  REAL ESTATE INVESTMENT
                  TRUSTS (1.1%)
         12,864   Apartment Investment &
                    Management Co. (Class A)                                                         400,456
         14,428   Equity Office Properties Trust                                                     392,442
         13,370   Equity Residential                                                                 397,490
         12,053   Plum Creek Timber Co., Inc.                                                        392,687
         12,096   ProLogis Trust                                                                     398,200
          7,698   Simon Property Group, Inc.                                                         395,831
                                                                                           -----------------
                                                                                                   2,377,106
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  RECREATIONAL PRODUCTS (0.8%)
          9,995   Brunswick Corp.                                                          $         407,796
          7,586   Electronic Arts Inc.*                                                              413,816
         20,729   Hasbro, Inc.                                                                       393,851
         22,002   Mattel, Inc.                                                                       401,537
                                                                                           -----------------
                                                                                                   1,617,000
                                                                                           -----------------
                  REGIONAL BANKS (2.3%)
         15,943   AmSouth Bancorporation                                                             406,068
          9,073   Charter One Financial, Inc.                                                        400,936
          7,479   Fifth Third Bancorp                                                                402,221
          8,864   First Horizon National Corp.                                                       403,046
          4,547   M&T Bank Corp.                                                                     396,953
         10,274   Marshall & Ilsley Corp.                                                            401,611
         10,421   North Fork Bancorporation,
                    Inc.                                                                             396,519
          9,411   Northern Trust Corp.                                                               397,897
         15,943   Synovus Financial Corp.                                                            403,677
         14,433   U.S. Bancorp                                                                       397,773
         13,573   Union Planters Corp.                                                               404,611
          6,517   Zions Bancorporation                                                               400,470
                                                                                           -----------------
                                                                                                   4,811,782
                                                                                           -----------------
                  RESTAURANTS (1.0%)
         19,461   Darden Restaurants, Inc.                                                           399,924
         14,861   McDonald's Corp.                                                                   386,386
          9,281   Starbucks Corp.*                                                                   403,538
         11,489   Wendy's International, Inc.                                                        400,277
         10,662   Yum! Brands, Inc.*                                                                 396,840
                                                                                           -----------------
                                                                                                   1,986,965
                                                                                           -----------------
                  SAVINGS BANKS (0.5%)
          3,726   Golden West Financial Corp.                                                        396,260
          9,000   Sovereign Bancorp, Inc.                                                            198,900
          9,740   Washington Mutual, Inc.                                                            376,354
                                                                                           -----------------
                                                                                                     971,514
                                                                                           -----------------
                  SEMICONDUCTORS (3.0%)
         25,877   Advanced Micro Devices,
                    Inc.*                                                                            411,444
         18,365   Altera Corp.*                                                                      408,070
          8,683   Analog Devices, Inc.                                                               408,796
         81,665   Applied Micro Circuits Corp.*                                                      434,458
          8,837   Broadcom Corp. (Class A)*                                                $         413,306
         14,412   Intel Corp.                                                                        397,771
         10,457   Linear Technology Corp.                                                            412,738
         53,267   LSI Logic Corp.*                                                                   405,895
          7,729   Maxim Integrated Products,
                    Inc.                                                                             405,154
         27,156   Micron Technology, Inc.*                                                           415,758
         18,804   National Semiconductor
                    Corp.*                                                                           413,500
         19,856   NVIDIA Corp.*                                                                      407,048
         28,187   PMC - Sierra, Inc.*                                                                404,483
         16,691   Texas Instruments Inc.                                                             403,588
         12,169   Xilinx, Inc.                                                                       405,349
                                                                                           -----------------
                                                                                                   6,147,358
                                                                                           -----------------
                  SERVICES TO THE HEALTH
                  INDUSTRY (0.8%)
          5,274   Express Scripts, Inc.
                    (Class A)*                                                                       417,859
         16,473   IMS Health Inc.                                                                    386,127
         11,152   Medco Health Solutions Inc.*                                                       418,200
          4,759   Quest Diagnostics Inc.                                                             404,277
                                                                                           -----------------
                                                                                                   1,626,463
                                                                                           -----------------
                  SPECIALTY INSURANCE (0.6%)
          5,555   Ambac Financial Group, Inc.                                                        407,959
          7,094   MBIA Inc.                                                                          405,209
          5,352   MGIC Investment Corp.                                                              406,003
                                                                                           -----------------
                                                                                                   1,219,171
                                                                                           -----------------
                  SPECIALTY STORES (1.5%)
         23,497   AutoNation, Inc.*                                                                  401,799
          4,516   AutoZone, Inc.*                                                                    361,732
         10,404   Bed Bath & Beyond Inc.*                                                            400,034
         10,737   Boise Cascade Corp.                                                                404,141
         22,345   Office Depot, Inc.*                                                                400,199
         13,225   Staples, Inc.                                                                      387,625
         10,586   Tiffany & Co.                                                                      390,094
         24,227   Toys 'R' Us, Inc.*                                                                 385,936
                                                                                           -----------------
                                                                                                   3,131,560
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
  SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  SPECIALTY
                  TELECOMMUNICATIONS (0.6%)
         13,415   CenturyTel, Inc.                                                         $         402,987
         31,935   Citizens Communications
                    Co.*                                                                             386,414
        110,802   Qwest Communications
                    International, Inc.*                                                             397,779
                                                                                           -----------------
                                                                                                   1,187,180
                                                                                           -----------------
                  STEEL (0.8%)
         22,946   Allegheny Technologies Inc.                                                        414,175
          5,289   Nucor Corp.                                                                        405,984
         11,711   United States Steel Corp.                                                          411,290
         19,701   Worthington Industries, Inc.                                                       404,462
                                                                                           -----------------
                                                                                                   1,635,911
                                                                                           -----------------
                  TELECOMMUNICATION
                  EQUIPMENT (1.8%)
        147,661   ADC Telecommunications,
                    Inc.*                                                                            419,357
         20,299   Andrew Corp.*                                                                      406,183
        111,465   CIENA Corp.*                                                                       414,650
         21,201   Comverse Technology, Inc.*                                                         422,748
         31,683   Corning Inc.*                                                                      413,780
        105,554   Lucent Technologies Inc.*                                                          398,994
         21,943   Motorola, Inc.                                                                     400,460
          5,852   QUALCOMM Inc.                                                                      427,079
         47,524   Tellabs, Inc.*                                                                     415,360
                                                                                           -----------------
                                                                                                   3,718,611
                                                                                           -----------------
                  TOBACCO (0.6%)
          8,068   Altria Group, Inc.                                                                 403,803
          6,001   R. J. Reynolds Tobacco
                    Holdings, Inc.                                                                   405,608
         11,191   UST, Inc.                                                                          402,876
                                                                                           -----------------
                                                                                                   1,212,287
                                                                                           -----------------
                  TOOLS/HARDWARE (0.6%)
          6,607   Black & Decker Corp.                                                               410,493
         12,064   Snap-On, Inc.                                                                      404,747
          8,837   Stanley Works (The)                                                                402,790
                                                                                           -----------------
                                                                                                   1,218,030
                                                                                           -----------------
                  TRUCKS/CONSTRUCTION/
                  FARM MACHINERY (1.0%)
          5,132   Caterpillar Inc.                                                         $         407,686
          6,318   Cummins Inc.                                                                       394,875
          5,921   Deere & Co.                                                                        415,299
         10,237   Navistar International Corp.*                                                      396,786
          7,074   PACCAR, Inc.                                                                       410,221
                                                                                           -----------------
                                                                                                   2,024,867
                                                                                           -----------------
                  WHOLESALE DISTRIBUTORS (0.4%)
         10,104   Genuine Parts Co.                                                                  400,927
          7,138   Grainger (W.W.), Inc.                                                              410,435
                                                                                           -----------------
                                                                                                     811,362
                                                                                           -----------------
                  WIRELESS
                  TELECOMMUNICATIONS (0.4%)
         27,972   AT&T Wireless Services,
                    Inc.*                                                                            400,559
         15,063   Nextel Communications, Inc.
                    (Class A)*                                                                       401,580
                                                                                           -----------------
                                                                                                     802,139
                                                                                           -----------------
                  TOTAL COMMON STOCKS
                    (COST $138,190,272)                                                          202,345,451
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENT (2.3%)
                  REPURCHASE AGREEMENT
$         4,828   Joint repurchase agreemnet
                    account 1.45% due 07/01/04
                    (dated 06/30/04; proceeds
                    $4,828,194) (a)
                    (COST $4,828,000)                                                      $       4,828,000
                                                                                           -----------------
TOTAL INVESTMENTS
 (COST $143,018,272) (b)(c)                                                        100.3%        207,173,451
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                                                             (0.3)           (686,363)
                                                                                   -----   -----------------
NET ASSETS                                                                         100.0%  $     206,487,088
                                                                                   =====   =================

   *    NON-INCOME PRODUCING SECURITY.

   ** A PORTION OF THIS SECURITY IS PHYSICALLY SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS IN THE AMOUNT OF $226,667.

   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

   (b) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN AN AMOUNT EQUAL TO $2,385,480 IN CONNECTION WITH OPEN FUTURES CONTRACTS.

   (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $69,095,264 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,940,085, RESULTING IN NET UNREALIZED APPRECIATION OF $64,155,179.

FUTURES CONTRACTS OPEN AT JUNE 30, 2004:

NUMBER OF                 DESCRIPTION, DELIVERY   UNDERLYING FACE    UNREALIZED
CONTRACTS    LONG/SHORT      MONTH, AND YEAR      AMOUNT AT VALUE   APPRECIATION
--------------------------------------------------------------------------------
     4          Long      S&P Midcap 400 Index
                          September 2004          $     1,216,500   $     21,413
     5          Long      S&P 500 Index
                          September 2004                1,425,500          8,396
                                                                    ------------
     Total unrealized appreciation                                  $     29,809
                                                                    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Growth
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (99.0%)
                  AIR FREIGHT/COURIERS (1.8%)
          8,195   C.H. Robinson Worldwide, Inc.                                            $         375,659
          6,000   United Parcel Service, Inc.
                    (Class B)                                                                        451,020
                                                                                           -----------------
                                                                                                     826,679
                                                                                           -----------------
                  Apparel/Footwear (0.5%)
          5,150   Coach, Inc.*                                                                       232,729
                                                                                           -----------------
                  APPAREL/FOOTWEAR RETAIL (1.3%)
          8,451   Chico's FAS, Inc.*                                                                 381,647
          8,293   TJX Companies, Inc. (The)                                                          200,193
                                                                                           -----------------
                                                                                                     581,840
                                                                                           -----------------
                  BEVERAGES: NON-ALCOHOLIC (2.5%)
         22,338   Coca-Cola Co. (The)                                                              1,127,622
                                                                                           -----------------
                  BIOTECHNOLOGY (3.8%)
          8,430   Amgen Inc.*                                                                        460,025
          3,500   Biogen Idec Inc.*                                                                  221,375
          3,140   Celgene Corp.*                                                                     179,796
          2,800   Chiron Corp.*                                                                      124,992
          7,000   Genentech, Inc.*                                                                   393,400
          2,809   Gilead Sciences, Inc.*                                                             188,203
          5,220   Telik, Inc.*                                                                       124,601
                                                                                           -----------------
                                                                                                   1,692,392
                                                                                           -----------------
                  BROADCASTING (1.0%)
         14,232   Univision Communications Inc.
                    (Class A)*                                                                       454,428
                                                                                           -----------------
                  CASINO/GAMING (2.0%)
          6,620   GTECH Holdings Corp.                                                               306,572
          9,900   International Game
                    Technology                                                                       382,140
          5,770   Wynn Resorts, Ltd.*                                                                222,895
                                                                                           -----------------
                                                                                                     911,607
                                                                                           -----------------
                  COMPUTER
                  COMMUNICATIONS (3.7%)
         59,909   Cisco Systems, Inc.*                                                             1,419,843
         10,300   Juniper Networks, Inc.*                                                            253,071
                                                                                           -----------------
                                                                                                   1,672,914
                                                                                           -----------------
                  COMPUTER PERIPHERALS (1.5%)
         39,447   EMC Corp.*                                                               $         449,696
         10,000   Network Appliance, Inc.*                                                           215,300
         20,100   Seagate Technology Inc.
                    (Escrow)*                                                                              0
                                                                                           -----------------
                                                                                                     664,996
                                                                                           -----------------
                  COMPUTER PROCESSING
                  HARDWARE (1.5%)
         18,619   Dell Inc.*                                                                         666,933
                                                                                           -----------------
                  DATA PROCESSING
                  SERVICES (0.5%)
          6,800   Paychex, Inc.                                                                      230,384
                                                                                           -----------------
                  DEPARTMENT STORES (0.6%)
          6,300   Kohl's Corp.*                                                                      266,364
                                                                                           -----------------
                  DISCOUNT STORES (1.7%)
          5,974   Target Corp.                                                                       253,716
          9,454   Wal-Mart Stores, Inc.                                                              498,793
                                                                                           -----------------
                                                                                                     752,509
                                                                                           -----------------
                  ELECTRONIC COMPONENTS (0.5%)
          6,680   Amphenol Corp. (Class A)*                                                          222,578
                                                                                           -----------------
                  FINANCE/RENTAL/LEASING (3.3%)
          8,000   Fannie Mae                                                                         570,880
         34,800   MBNA Corp.                                                                         897,492
                                                                                           -----------------
                                                                                                   1,468,372
                                                                                           -----------------
                  FINANCIAL
                  CONGLOMERATES (5.3%)
         13,700   American Express Co.                                                               703,906
         36,466   Citigroup, Inc.                                                                  1,695,669
                                                                                           -----------------
                                                                                                   2,399,575
                                                                                           -----------------
                  FOOD: MAJOR DIVERSIFIED (1.1%)
          9,006   PepsiCo, Inc.                                                                      485,243
                                                                                           -----------------
                  HOME IMPROVEMENT
                  CHAINS (1.0%)
          8,500   Lowe's Companies, Inc.                                                             446,675
                                                                                           -----------------
                  HOTELS/RESORTS/
                  CRUISELINES (0.9%)
          8,400   Carnival Corp. (Panama)                                                            394,800
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  HOUSEHOLD/PERSONAL CARE (2.4%)
          5,150   Kimberly-Clark Corp.                                                     $         339,282
         13,680   Procter & Gamble Co. (The)                                                         744,739
                                                                                           -----------------
                                                                                                   1,084,021
                                                                                           -----------------
                  INDUSTRIAL
                  CONGLOMERATES (10.1%)
          2,550   3M Co.                                                                             229,526
         87,321   General Electric Co.                                                             2,829,200
         27,700   Tyco International Ltd.
                    (Bermuda)                                                                        917,978
          6,315   United Technologies Corp.                                                          577,696
                                                                                           -----------------
                                                                                                   4,554,400
                                                                                           -----------------
                  INFORMATION TECHNOLOGY
                  SERVICES (1.2%)
         19,410   Accenture Ltd. (Class A)
                    (Bermuda)*                                                                       533,387
                                                                                           -----------------
                  INTEGRATED OIL (1.8%)
         15,200   Exxon Mobil Corp.                                                                  675,032
          1,770   Murphy Oil Corp.                                                                   130,449
                                                                                           -----------------
                                                                                                     805,481
                                                                                           -----------------
                  INTERNET RETAIL (3.2%)
          6,300   Amazon.com, Inc.*                                                                  342,720
         37,170   IAC/InterActiveCorp.*                                                            1,120,304
                                                                                           -----------------
                                                                                                   1,463,024
                                                                                           -----------------
                  INTERNET SOFTWARE/
                  SERVICES (2.0%)
         24,240   Yahoo! Inc.*                                                                       880,639
                                                                                           -----------------
                  INVESTMENT BANKS/
                  BROKERS (3.1%)
         25,800   AmeriTrade Holding Corp.*                                                          292,830
          8,276   Goldman Sachs Group, Inc.
                    (The)                                                                            779,268
          4,500   Lehman Brothers Holdings
                    Inc.                                                                             338,625
                                                                                           -----------------
                                                                                                   1,410,723
                                                                                           -----------------
                  MANAGED HEALTH CARE (2.5%)
          4,010   Anthem, Inc.*                                                            $         359,136
          9,050   Caremark Rx, Inc.*                                                                 298,107
          7,500   UnitedHealth Group Inc.                                                            466,875
                                                                                           -----------------
                                                                                                   1,124,118
                                                                                           -----------------
                  MEDIA CONGLOMERATES (1.5%)
          8,055   News Corporation Ltd. (The)
                    (ADR) (Australia)                                                                285,308
         22,400   Time Warner Inc.*                                                                  393,792
                                                                                           -----------------
                                                                                                     679,100
                                                                                           -----------------
                  MEDICAL SPECIALTIES (3.8%)
         14,700   Boston Scientific Corp.*                                                           629,160
          2,500   Dade Behring Inc.*                                                                 118,800
          1,800   Guidant Corp.                                                                      100,584
          2,375   INAMED Corp.*                                                                      149,269
          9,136   Medtronic, Inc.                                                                    445,106
          3,390   St. Jude Medical, Inc.*                                                            256,454
                                                                                           -----------------
                                                                                                   1,699,373
                                                                                           -----------------
                  MULTI-LINE INSURANCE (1.4%)
          9,143   American International Group,
                    Inc.                                                                             651,713
                                                                                           -----------------
                  OILFIELD SERVICES/
                  EQUIPMENT (0.8%)
          6,090   Smith International, Inc.*                                                         339,578
                                                                                           -----------------
                  OTHER CONSUMER
                  SERVICES (2.1%)
         10,180   eBay Inc.*                                                                         936,051
                                                                                           -----------------
                  PACKAGED SOFTWARE (9.3%)
          4,200   Adobe Systems, Inc.                                                                195,300
          9,900   Mercury Interactive Corp.*                                                         493,317
         83,480   Microsoft Corp.                                                                  2,384,189
         10,200   Novell, Inc.*                                                                       85,578
         24,426   Oracle Corp.*                                                                      291,402
          6,900   Red Hat, Inc.*                                                                     158,493
          5,400   Symantec Corp.*                                                                    236,412
         11,470   VERITAS Software Corp.*                                                            317,719
                                                                                           -----------------
                                                                                                   4,162,410
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS: MAJOR (6.5%)
          8,700   Bristol-Myers Squibb Co.                                                 $         213,150
         12,246   Johnson & Johnson                                                                  682,102
          2,575   Lilly (Eli) & Co.                                                                  180,018
         54,165   Pfizer, Inc.                                                                     1,856,776
                                                                                           -----------------
                                                                                                   2,932,046
                                                                                           -----------------
                  PHARMACEUTICALS: OTHER (1.9%)
          1,500   Allergan, Inc.                                                                     134,280
          5,000   Forest Laboratories, Inc.*                                                         283,150
          6,835   Teva Pharmaceutical Industries
                    Ltd. (ADR) (Israel)                                                              459,927
                                                                                           -----------------
                                                                                                     877,357
                                                                                           -----------------
                  REGIONAL BANKS (1.0%)
          8,200   Fifth Third Bancorp                                                                440,996
                                                                                           -----------------
                  RESTAURANTS (1.3%)
          6,500   Outback Steakhouse, Inc.                                                           268,840
          8,124   Yum! Brands, Inc.*                                                                 302,375
                                                                                           -----------------
                                                                                                     571,215
                                                                                           -----------------
                  SEMICONDUCTORS (5.5%)
         14,400   Analog Devices, Inc.                                                               677,952
         28,858   Intel Corp.                                                                        796,481
         14,251   Linear Technology Corp.                                                            562,487
          4,260   Marvell Technology Group Ltd.
                    (Bermuda)*                                                                       113,742
         13,866   Texas Instruments Inc.                                                             335,280
                                                                                           -----------------
                                                                                                   2,485,942
                                                                                           -----------------
                  SPECIALTY STORES (1.2%)
          1,820   Bed Bath & Beyond Inc.*                                                             69,979
          7,580   PETsMART, Inc.                                                                     245,971
          7,800   Staples, Inc.                                                                      228,618
                                                                                           -----------------
                                                                                                     544,568
                                                                                           -----------------
                  TELECOMMUNICATION
                  EQUIPMENT (1.9%)
         19,900   Motorola, Inc.                                                                     363,175
          6,626   QUALCOMM Inc.                                                                      483,566
                                                                                           -----------------
                                                                                                     846,741
                                                                                           -----------------
                  TOTAL COMMON STOCKS
                    (COST $41,713,744)                                                            44,521,523
                                                                                           -----------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENT (2.7%)
                  REPURCHASE AGREEMENT
$         1,200   Joint repurchase agreement
                    account 1.45% due 07/01/04
                    (dated 06/30/04;
                    1,200,048) (a)
                    (COST $1,200,000)                                                      $       1,200,000
                                                                                           -----------------
TOTAL INVESTMENTS
 (COST $42,913,744) (b)                                                            101.7%         45,721,523
LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                                            (1.7)           (746,751)
                                                                                   -----   -----------------
NET ASSETS                                                                         100.0%  $      44,974,772
                                                                                   =====   =================

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,488,333 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $680,554, RESULTING IN NET UNREALIZED APPRECIATION OF $2,807,779.

                        SEE NOTES TO FINANCIAL STATEMENTS

American Opportunities
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (99.1%)
                  ADVERTISING/MARKETING
                  SERVICES (0.6%)
         23,700   Omnicom Group, Inc.                                                      $       1,798,593
                                                                                           -----------------
                  APPAREL/FOOTWEAR (0.6%)
         34,200   Coach, Inc.*                                                                     1,545,498
                                                                                           -----------------
                  APPAREL/FOOTWEAR RETAIL (1.6%)
         48,300   Chico's FAS, Inc.*                                                               2,181,228
         86,800   Gap, Inc. (The)                                                                  2,104,900
                                                                                           -----------------
                                                                                                   4,286,128
                                                                                           -----------------
                  BEVERAGES:
                  NON-ALCOHOLIC (0.7%)
         37,900   Coca-Cola Co. (The)                                                              1,913,192
                                                                                           -----------------
                  BIOTECHNOLOGY (2.8%)
         61,900   Biogen Idec Inc.*                                                                3,915,175
         34,000   Genentech, Inc.*                                                                 1,910,800
         27,400   Gilead Sciences, Inc.*                                                           1,835,800
                                                                                           -----------------
                                                                                                   7,661,775
                                                                                           -----------------
                  CASINO/GAMING (0.4%)
         26,100   Wynn Resorts, Ltd.*                                                              1,008,243
                                                                                           -----------------
                  COMPUTER
                  COMMUNICATIONS (4.2%)
        486,300   Cisco Systems, Inc.*                                                            11,525,310
                                                                                           -----------------
                  COMPUTER PERIPHERALS (1.3%)
        100,800   EMC Corp.*                                                                       1,149,120
         24,200   Lexmark International, Inc.*                                                     2,336,026
                                                                                           -----------------
                                                                                                   3,485,146
                                                                                           -----------------
                  COMPUTER PROCESSING
                  HARDWARE (2.0%)
        155,600   Dell Inc.*                                                                       5,573,592
                                                                                           -----------------
                  DATA PROCESSING SERVICES (1.2%)
         77,700   Automatic Data Processing,
                    Inc.                                                                           3,254,076
                                                                                           -----------------
                  DISCOUNT STORES (2.2%)
        144,300   Target Corp.                                                                     6,128,421
                                                                                           -----------------
                  ELECTRICAL PRODUCTS (0.4%)
         17,800   Cooper Industries Ltd.
                    (Class A) (Bermuda)                                                    $       1,057,498
                                                                                           -----------------
                  ENGINEERING &
                  CONSTRUCTION (0.6%)
         61,200   Chicago Bridge & Iron
                    Company N.V. (Netherlands)                                                     1,704,420
                                                                                           -----------------
                  FINANCE/RENTAL/LEASING (3.2%)
         54,100   Capital One Financial Corp.                                                      3,699,358
         40,100   Freddie Mac                                                                      2,538,330
         97,900   MBNA Corp.                                                                       2,524,841
                                                                                           -----------------
                                                                                                   8,762,529
                                                                                           -----------------
                  FINANCIAL
                  CONGLOMERATES (1.7%)
        101,400   Citigroup, Inc.                                                                  4,715,100
                                                                                           -----------------
                  FOOD: MAJOR DIVERSIFIED (2.9%)
         32,300   Kellogg Co.                                                                      1,351,755
        121,320   PepsiCo, Inc.                                                                    6,536,722
                                                                                           -----------------
                                                                                                   7,888,477
                                                                                           -----------------
                  HOME IMPROVEMENT
                  CHAINS (0.4%)
         35,100   Home Depot, Inc. (The)                                                           1,235,520
                                                                                           -----------------
                  HOTELS/RESORTS/
                  CRUISELINES (0.4%)
         26,400   Carnival Corp. (Panama)                                                          1,240,800
                                                                                           -----------------
                  HOUSEHOLD/PERSONAL
                  CARE (5.0%)
         76,900   Clorox Co. (The)                                                                 4,135,682
         38,700   Gillette Co. (The)                                                               1,640,880
         58,800   Kimberly-Clark Corp.                                                             3,873,744
         73,400   Procter & Gamble Co. (The)                                                       3,995,896
                                                                                           -----------------
                                                                                                  13,646,202
                                                                                           -----------------
                  INDUSTRIAL
                  CONGLOMERATES (6.4%)
        226,100   General Electric Co.                                                             7,325,640
         47,400   Ingersoll-Rand Co. Ltd.
                    (Class A) (Bermuda)                                                            3,237,894

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
        182,200   Tyco International Ltd.
                    (Bermuda)                                                              $       6,038,108
         13,400   United Technologies Corp.                                                        1,225,832
                                                                                           -----------------
                                                                                                  17,827,474
                                                                                           -----------------
                  INFORMATION TECHNOLOGY
                  SERVICES (0.7%)
         73,600   Cognizant Technology
                    Solutions Corp.*                                                               1,870,176
                                                                                           -----------------
                  INTEGRATED OIL (2.2%)
         44,000   BP PLC (ADR)
                    (United Kingdom)                                                               2,357,080
         19,700   ConocoPhillips                                                                   1,502,913
          7,998   Total S.A. (France)                                                              1,528,258
          6,200   Total S.A. (ADR) (France)                                                          595,696
                                                                                           -----------------
                                                                                                   5,983,947
                                                                                           -----------------
                  INTERNET SOFTWARE/
                  SERVICES (4.8%)
         78,400   Check Point Software
                    Technologies Ltd. (Israel)*                                                    2,116,016
         20,900   SINA Corp. (Cayman Island)*                                                        689,491
        287,700   Yahoo! Inc.*                                                                    10,452,141
                                                                                           -----------------
                                                                                                  13,257,648
                                                                                           -----------------
                  INVESTMENT BANKS/
                  BROKERS (2.2%)
         39,400   Goldman Sachs Group, Inc.
                    (The)                                                                          3,709,904
         25,200   Legg Mason, Inc.                                                                 2,293,452
                                                                                           -----------------
                                                                                                   6,003,356
                                                                                           -----------------
                  MAJOR BANKS (2.1%)
         49,000   Bank of America Corp.                                                            4,146,380
            180   Mitsubishi Tokyo Financial
                    Group, Inc. (Japan)                                                            1,670,342
                                                                                           -----------------
                                                                                                   5,816,722
                                                                                           -----------------
                  MANAGED HEALTH CARE (2.5%)
         24,800   Anthem, Inc.*                                                                    2,221,088
         35,500   Caremark Rx, Inc.*                                                               1,169,370
         56,900   UnitedHealth Group Inc.                                                          3,542,025
                                                                                           -----------------
                                                                                                   6,932,483
                                                                                           -----------------
                  MEDIA CONGLOMERATES (1.1%)
        104,400   News Corporation Ltd.
                    (Australia)                                                            $         923,610
         26,500   News Corporation Ltd. (The)
                    (ADR) (Australia)                                                                938,630
         63,100   Time Warner Inc.*                                                                1,109,298
                                                                                           -----------------
                                                                                                   2,971,538
                                                                                           -----------------
                  MEDICAL SPECIALTIES (6.2%)
         21,300   Alcon, Inc. (Switzerland)                                                        1,675,245
         64,000   Baxter International, Inc.                                                       2,208,640
         37,700   Boston Scientific Corp.*                                                         1,613,560
         43,600   Guidant Corp.                                                                    2,436,368
         89,800   Medtronic, Inc.                                                                  4,375,056
         14,300   St. Jude Medical, Inc.*                                                          1,081,795
         40,000   Zimmer Holdings, Inc.*                                                           3,528,000
                                                                                           -----------------
                                                                                                  16,918,664
                                                                                           -----------------
                  MISCELLANEOUS COMMERCIAL
                  SERVICES (0.4%)
         29,600   Laureate Education Inc.*                                                         1,131,904
                                                                                           -----------------
                  MISCELLANEOUS
                  MANUFACTURING (0.5%)
         24,200   Danaher Corp.                                                                    1,254,770
                                                                                           -----------------
                  MOTOR VEHICLES (0.4%)
         23,000   Honda Motor Co., Ltd. (Japan)                                                    1,111,540
                                                                                           -----------------
                  MULTI-LINE INSURANCE (1.6%)
         61,800   American International Group,
                    Inc.                                                                           4,405,104
                                                                                           -----------------
                  OIL & GAS PRODUCTION (0.8%)
         59,400   Burlington Resources, Inc.                                                       2,149,092
                                                                                           -----------------
                  OILFIELD SERVICES/
                  EQUIPMENT (2.2%)
         17,400   Schlumberger Ltd.
                    (Netherland)                                                                   1,105,074
         90,800   Smith International, Inc.*                                                       5,063,008
                                                                                           -----------------
                                                                                                   6,168,082
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  OTHER CONSUMER
                  SERVICES (2.7%)
         32,515   Apollo Group, Inc. (Class A)*                                            $       2,870,749
         49,200   eBay Inc.*                                                                       4,523,940
                                                                                           -----------------
                                                                                                   7,394,689
                                                                                           -----------------
                  PACKAGED SOFTWARE (7.6%)
         22,600   Adobe Systems, Inc.                                                              1,050,900
         60,400   Computer Associates
                    International, Inc.                                                            1,694,824
         44,400   Mercury Interactive Corp.*                                                       2,212,452
        319,600   Microsoft Corp.                                                                  9,127,776
         94,400   Network Associates, Inc.*                                                        1,711,472
         78,600   Oracle Corp.*                                                                      937,698
         49,300   Red Hat, Inc.*                                                                   1,132,421
         36,700   SAP AG (ADR) (Germany)                                                           1,534,427
         31,700   Symantec Corp.*                                                                  1,387,826
                                                                                           -----------------
                                                                                                  20,789,796
                                                                                           -----------------
                  PERSONNEL SERVICES (0.7%)
         37,100   Manpower, Inc.                                                                   1,883,567
                                                                                           -----------------
                  PHARMACEUTICALS: MAJOR (6.0%)
         95,700   Johnson & Johnson                                                                5,330,490
         31,200   Lilly (Eli) & Co.                                                                2,181,192
        258,800   Pfizer, Inc.                                                                     8,871,664
                                                                                           -----------------
                                                                                                  16,383,346
                                                                                           -----------------
                  PHARMACEUTICALS: OTHER (1.4%)
         28,400   Forest Laboratories, Inc.*                                                       1,608,292
         33,100   Teva Pharmaceutical Industries
                    Ltd. (ADR) (Israel)                                                            2,227,299
                                                                                           -----------------
                                                                                                   3,835,591
                                                                                           -----------------
                  PRECIOUS METALS (0.9%)
         66,100   Newmont Mining Corp. Hldg
                    Co.                                                                            2,562,036
                                                                                           -----------------
                  PROPERTY - CASUALTY
                  INSURERS (0.9%)
            800   Berkshire Hathaway, Inc.
                    (Class B)*                                                                     2,364,000
                                                                                           -----------------
                  RESTAURANTS (0.6%)
         35,000   Starbucks Corp.*                                                                 1,521,800
                                                                                           -----------------
                  SEMICONDUCTORS (5.1%)
        104,900   Advanced Micro Devices,
                    Inc.*                                                                  $       1,667,910
         34,000   Analog Devices, Inc.                                                             1,600,720
         31,700   Broadcom Corp. (Class A)*                                                        1,482,609
         88,000   Intel Corp.                                                                      2,428,800
         70,200   Marvell Technology Group Ltd.
                    (Bermuda)*                                                                     1,874,340
         29,800   Maxim Integrated Products,
                    Inc.                                                                           1,562,116
         79,600   National Semiconductor
                    Corp.*                                                                         1,750,404
            842   Samsung Electronics Co., Ltd.
                    (GDR) - 144A** (South Korea)                                                     173,241
         62,000   Texas Instruments Inc.                                                           1,499,160
                                                                                           -----------------
                                                                                                  14,039,300
                                                                                           -----------------
                  SERVICES TO THE HEALTH
                  INDUSTRY (1.0%)
         40,800   Medco Health Solutions Inc.*                                                     1,530,000
         27,960   Omnicare, Inc.                                                                   1,196,968
                                                                                           -----------------
                                                                                                   2,726,968
                                                                                           -----------------
                  SPECIALTY STORES (1.6%)
         25,700   Dick's Sporting Goods, Inc.*                                                       857,095
         66,500   PETsMART, Inc.                                                                   2,157,925
         46,650   Staples, Inc.                                                                    1,367,311
                                                                                           -----------------
                                                                                                   4,382,331
                                                                                           -----------------
                  TELECOMMUNICATION
                  EQUIPMENT (2.6%)
        105,000   Motorola, Inc.                                                                   1,916,250
         62,900   QUALCOMM Inc.                                                                    4,590,442
         23,100   Telefonaktiebolaget LM
                    Ericsson (ADR) (Sweden)*                                                         691,152
                                                                                           -----------------
                                                                                                   7,197,844
                                                                                           -----------------
                  TRUCKS/CONSTRUCTION/
                  FARM MACHINERY (1.1%)
         43,700   Deere & Co.                                                                      3,065,118
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  WIRELESS
                  TELECOMMUNICATIONS (0.6%)
         72,700   Vodafone Group PLC (ADR)
                    (United Kingdom)                                                       $       1,606,670
                                                                                           -----------------
                  TOTAL COMMON STOCKS
                    (COST $251,493,273)                                                          271,986,076
                                                                                           -----------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
                  SHORT-TERM INVESTMENT (0.8%)
                  REPURCHASE AGREEMENT
$   2,246         Joint repurchase agreement
                    account 1.45% due 07/01/04
                    (dated 06/30/04; proceeds
                    $2,246,090) (a)
                    (COST $2,246,000)                                                              2,246,000
                                                                                           -----------------
TOTAL INVESTMENTS
  (COST $253,739,273) (b)                                                           99.9%        274,232,076
OTHER ASSETS IN EXCESS OF
  LIABILITIES                                                                        0.1             238,167
                                                                                   -----   -----------------
NET ASSETS                                                                         100.0%  $     274,470,243
                                                                                   =====   =================

   ADR  AMERICAN DEPOSITORY RECEIPT.
   GDR  GLOBAL DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $24,180,406 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,687,603, RESULTING IN NET UNREALIZED APPRECIATION OF $20,492,803.

                        SEE NOTES TO FINANCIAL STATEMENTS

Capital Opportunities
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (99.2%)
                  ADVERTISING/MARKETING
                  SERVICES (2.4%)
         21,200   Lamar Advertising Co.
                    (Class A)*                                                             $         919,020
                                                                                           -----------------
                  AIR FREIGHT/COURIERS (1.1%)
          9,100   C.H. Robinson Worldwide,
                    Inc.                                                                             417,144
                                                                                           -----------------
                  APPAREL/FOOTWEAR (1.0%)
          8,700   Coach, Inc.*                                                                       393,153
                                                                                           -----------------
                  APPAREL/FOOTWEAR RETAIL (1.0%)
          8,050   Chico's FAS, Inc.*                                                                 363,538
                                                                                           -----------------
                  BIOTECHNOLOGY (5.1%)
          8,600   Amgen Inc.*                                                                        469,302
         12,265   Charles River Laboratories
                    International, Inc.*                                                             599,391
          6,400   Gilead Sciences, Inc.*                                                             428,800
          5,000   ImClone Systems, Inc.*                                                             428,950
                                                                                           -----------------
                                                                                                   1,926,443
                                                                                           -----------------
                  BROADCASTING (3.9%)
         25,000   Radio One, Inc. (Class D)*                                                         400,250
         33,350   Univision Communications
                    Inc. (Class A)*                                                                1,064,865
                                                                                           -----------------
                                                                                                   1,465,115
                                                                                           -----------------
                  CASINO/GAMING (9.7%)
         12,190   GTECH Holdings Corp.                                                               564,519
         17,800   International Game
                    Technology                                                                       687,080
         27,300   Station Casinos, Inc.                                                            1,321,320
         28,330   Wynn Resorts, Ltd.*                                                              1,094,388
                                                                                           -----------------
                                                                                                   3,667,307
                                                                                           -----------------
                  COMPUTER PERIPHERALS (1.8%)
          3,900   Lexmark International, Inc.*                                                       376,467
         14,300   Network Appliance, Inc.*                                                           307,879
                                                                                           -----------------
                                                                                                     684,346
                                                                                           -----------------
                  CONSTRUCTION MATERIALS (2.1%)
         14,100   Rinker Group Ltd. (ADR)
                    (Australia)                                                                      789,036
                                                                                           -----------------
                  DATA PROCESSING
                  SERVICES (0.9%)
          7,675   Global Payments Inc.                                                     $         345,528
                                                                                           -----------------
                  DISCOUNT STORES (1.1%)
         15,400   Dollar Tree Stores, Inc.*                                                          422,422
                                                                                           -----------------
                  ELECTRONICS/APPLIANCES (1.1%)
          4,400   Harman International Industries,
                    Inc.                                                                             400,400
                                                                                           -----------------
                  FINANCIAL CONGLOMERATES (1.2%)
         16,350   Brascan Corp. (Class A)
                    (Canada)                                                                         461,724
                                                                                           -----------------
                  HOTELS/RESORTS/
                  CRUISELINES (3.3%)
         28,800   Royal Caribbean Cruises Ltd.
                    (Liberia)                                                                      1,250,208
                                                                                           -----------------
                  INTERNET RETAIL (1.5%)
         19,125   IAC/InterActiveCorp*                                                               576,427
                                                                                           -----------------
                  INTERNET SOFTWARE/
                  SERVICES (2.1%)
         21,300   Yahoo! Inc.*                                                                       773,829
                                                                                           -----------------
                  INVESTMENT BANKS/
                  BROKERS (2.1%)
         34,400   Ameritrade Holding Corp.*                                                          390,440
         18,400   Greenhill & Co., Inc.*                                                             384,744
                                                                                           -----------------
                                                                                                     775,184
                                                                                           -----------------
                  MEDICAL DISTRIBUTORS (1.3%)
          6,300   Patterson Companies Inc.*                                                          481,887
                                                                                           -----------------
                  MEDICAL SPECIALTIES (6.7%)
         11,300   Apogent Technologies Inc.*                                                         361,600
         13,700   Dade Behring Inc.*                                                                 651,024
         12,000   INAMED Corp.*                                                                      754,200
          7,700   Kinetic Concepts, Inc.*                                                            384,230
          4,475   Varian Medical Systems, Inc.*                                                      355,091
                                                                                           -----------------
                                                                                                   2,506,145
                                                                                           -----------------
                  MEDICAL/NURSING
                  SERVICES (1.7%)
         14,100   VCA Antech, Inc.*                                                                  631,962
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  MISCELLANEOUS COMMERCIAL
                  SERVICES (1.7%)
          3,750   Corporate Executive Board Co.
                    (The)                                                                  $         216,713
          8,625   Iron Mountain Inc.*                                                                416,243
                                                                                           -----------------
                                                                                                     632,956
                                                                                           -----------------
                  OIL & GAS PIPELINES (0.5%)
          5,700   Western Gas Resources, Inc.                                                        185,136
                                                                                           -----------------
                  OIL & GAS PRODUCTION (4.9%)
          4,700   Evergreen Resources, Inc.*                                                         189,880
          7,000   Patina Oil & Gas Corp.                                                             209,090
         38,900   Ultra Petroleum Corp.
                    (Canada)*                                                                      1,452,137
                                                                                           -----------------
                                                                                                   1,851,107
                                                                                           -----------------
                  OILFIELD SERVICES/
                  EQUIPMENT (2.1%)
          8,000   BJ Services Co.*                                                                   366,720
          7,600   Smith International, Inc.*                                                         423,776
                                                                                           -----------------
                                                                                                     790,496
                                                                                           -----------------
                  OTHER CONSUMER
                  SERVICES (3.7%)
          7,200   Apollo Group, Inc. (Class A)*                                                      635,688
          8,200   eBay Inc.*                                                                         753,990
                                                                                           -----------------
                                                                                                   1,389,678
                                                                                           -----------------
                  PACKAGED SOFTWARE (5.1%)
         11,700   Adobe Systems, Inc.                                                                544,050
          7,175   Mercury Interactive Corp.*                                                         357,530
         24,900   Red Hat, Inc.*                                                                     571,953
         10,100   Symantec Corp.*                                                                    442,178
                                                                                           -----------------
                                                                                                   1,915,711
                                                                                           -----------------
                  PHARMACEUTICALS: OTHER (1.0%)
          5,800   Teva Pharmaceutical Industries
                    Ltd. (ADR) (Israel)                                                              390,282
                                                                                           -----------------
                  PRECIOUS METALS (3.0%)
         29,400   Newmont Mining Corp.                                                             1,139,544
                                                                                           -----------------
                  PROPERTY - CASUALTY
                  INSURERS (3.7%)
            345   Berkshire Hathaway, Inc.
                    (Class B)*                                                             $       1,019,475
            715   White Mountains Insurance
                    Group, Ltd. (Bermuda)                                                            364,650
                                                                                           -----------------
                                                                                                   1,384,125
                                                                                           -----------------
                  REAL ESTATE INVESTMENT
                  TRUSTS (1.1%)
         12,500   Plum Creek Timber Co., Inc.                                                        407,250
                                                                                           -----------------
                  RECREATIONAL PRODUCTS (4.1%)
         14,100   Electronic Arts Inc.*                                                              769,155
         26,400   WMS Industries, Inc.*                                                              786,720
                                                                                           -----------------
                                                                                                   1,555,875
                                                                                           -----------------
                  RESTAURANTS (3.0%)
          7,920   P.F. Chang's China Bistro,
                    Inc.*                                                                            325,908
         21,187   Sonic Corp.*                                                                       482,004
         18,500   The Steak n Shake Co.*                                                             337,070
                                                                                           -----------------
                                                                                                   1,144,982
                                                                                           -----------------
                  SEMICONDUCTORS (1.9%)
          9,000   Linear Technology Corp.                                                            355,230
         13,400   Marvell Technology Group Ltd.
                    (Bermuda)*                                                                       357,780
                                                                                           -----------------
                                                                                                     713,010
                                                                                           -----------------
                  SERVICES TO THE HEALTH
                  INDUSTRY (1.5%)
         11,075   Stericycle, Inc.*                                                                  573,021
                                                                                           -----------------
                  SPECIALTY STORES (3.1%)
          9,100   Guitar Center, Inc.*                                                               404,677
         13,300   PETsMART, Inc.                                                                     431,585
         11,500   Tuesday Morning Corp.*                                                             333,500
                                                                                           -----------------
                                                                                                   1,169,762
                                                                                           -----------------
                  SPECIALTY
                  TELECOMMUNICATIONS (3.7%)
         53,900   Crown Castle International
                    Corp.*                                                                           795,025
         10,385   NTL, Inc.*                                                                         598,384
                                                                                           -----------------
                                                                                                   1,393,409
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
                  TELECOMMUNICATION
                  EQUIPMENT (3.0%)
         22,300   Corning Inc.*                                                            $         291,238
         11,300   QUALCOMM Inc.                                                                      824,674
                                                                                           -----------------
                                                                                                   1,115,912
                                                                                           -----------------
                  WHOLESALE DISTRIBUTORS (1.0%)
          6,300   Fisher Scientific International,
                    Inc.*                                                                            363,825
                                                                                           -----------------
                  TOTAL COMMON STOCKS
                    (COST $32,968,737)                                                            37,366,899
                                                                                           -----------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
                  SHORT-TERM INVESTMENT (2.7%)
                  REPURCHASE AGREEMENT
$   1,029         Joint repurchase agreement
                    account 1.45% due
                    07/01/04 (dated 06/30/04;
                    proceeds $1,029,041) (a)
                    (COST $1,029,000)                                                              1,029,000
                                                                                           -----------------

TOTAL INVESTMENTS
  (COST $33,997,737) (b)                                                           101.9%         38,395,899
LIABILITIES IN EXCESS OF OTHER
 ASSETS                                                                             (1.9)           (730,506)
                                                                                   -----   -----------------
NET ASSETS                                                                         100.0%  $      37,665,393
                                                                                   =====   =================

   ADR  AMERICAN DEPOSITORY RECEIPT.
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,482,614 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,084,452, RESULTING IN NET UNREALIZED APPRECIATION OF $4,398,162.

                        SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY

PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

   NUMBER OF
    SHARES                                                                                      VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON AND PREFERRED STOCKS (96.8%)
                  AUSTRALIA (0.3%)
                  MAJOR BANKS
         20,000   Westpac Banking Corp.                                                    $         245,590
                                                                                           -----------------
                  BELGIUM (0.5%)
                  FINANCIAL CONGLOMERATES
         20,000   Fortis                                                                             443,862
                                                                                           -----------------
                  BRAZIL (0.2%)
                  WIRELESS TELECOMMUNICATIONS
         25,000   Telesp Celular Participacoes
                    S.A. (ADR) (Pref.)*                                                              197,000
                                                                                           -----------------
                  CANADA (0.7%)
                  INTEGRATED OIL
         22,000   Suncor Energy, Inc.                                                                560,255
                                                                                           -----------------
                  CHINA (0.2%)
                  ELECTRIC UTILITIES
        200,000   Huaneng Power International,
                    Inc. (Class H)                                                                   178,208
                                                                                           -----------------
                  FINLAND (0.4%)
                  PULP & PAPER
         25,000   Stora Enso Oyj
                    (Registered Shares)                                                              339,908
                                                                                           -----------------
                  FRANCE (7.2%)
                  ADVERTISING/MARKETING SERVICES
         10,000   Publicis Groupe                                                                    296,680
                                                                                           -----------------
                  AEROSPACE & DEFENSE
          9,000   Thales S.A.                                                                        330,006
                                                                                           -----------------
                  AUTO PARTS: O.E.M.
          4,000   Valeo S.A.                                                                         167,058
                                                                                           -----------------
                  AUTOMOTIVE AFTERMARKET
          7,000   Compagnie Generale des
                    Etablissements Michelin
                    (B Shares)                                                                       387,952
                                                                                           -----------------
                  ELECTRICAL PRODUCTS
          5,000   Schneider Electric S.A.                                                            342,042
                                                                                           -----------------
                  ENGINEERING & CONSTRUCTION
          4,000   Vinci S.A.                                                               $         403,865
                                                                                           -----------------
                  FOOD RETAIL
          8,000   Carrefour S.A.                                                                     389,037
                                                                                           -----------------
                  FOOD: MAJOR DIVERSIFIED
          7,000   Groupe Danone                                                                      612,017
                                                                                           -----------------
                  INTEGRATED OIL
          4,022   Total S.A.                                                                         768,524
                                                                                           -----------------
                  MAJOR BANKS
         10,200   BNP Paribas S.A.                                                                   628,735
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
         10,000   France Telecom S.A.*                                                               261,195
                                                                                           -----------------
                  MEDIA CONGLOMERATES
         25,000   Vivendi Universal S.A.*                                                            695,058
                                                                                           -----------------
                  MULTI-LINE INSURANCE
         25,000   Axa                                                                                551,779
                                                                                           -----------------
                  REGIONAL BANKS
         12,000   Credit Agricole S.A.                                                               292,656
                                                                                           -----------------
                  TOTAL FRANCE                                                                     6,126,604
                                                                                           -----------------
                  GERMANY (5.7%)
                  AIRLINES
         24,000   Deutsche Lufthansa AG*                                                             327,189
                                                                                           -----------------
                  AUTO PARTS: O.E.M.
          8,000   Continental AG                                                                     386,696
                                                                                           -----------------
                  BROADCASTING
         22,500   ProSiebenSat.1 Media AG
                    (Pref.)                                                                          407,432
                                                                                           -----------------
                  CHEMICALS: MAJOR DIVERSIFIED
          7,000   BASF AG                                                                            375,490
                                                                                           -----------------
                  ELECTRIC UTILITIES
          8,000   E. ON AG                                                                           578,483
                                                                                           -----------------
                  INDUSTRIAL CONGLOMERATES
         13,000   MAN AG                                                                             475,249
          5,500   Siemens AG                                                                         396,433
                                                                                           -----------------
                                                                                                     871,682
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  MAJOR BANKS
          5,000   Bayerische Hypo - und
                    Vereinsbank AG*                                                        $          89,138
          5,000   Deutsche Bank AG
                    (Registered Shares)                                                              393,744
                                                                                           -----------------
                                                                                                     482,882
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
         20,000   Deutsche Telekom AG
                    (Registered Shares)*                                                             352,163
                                                                                           -----------------
                  MOTOR VEHICLES
          3,000   Bayerische Motoren Werke
                    (BMW) AG                                                                         133,049
                                                                                           -----------------
                  MULTI-LINE INSURANCE
          3,000   Allianz AG
                    (Registered Shares)                                                              325,690
                                                                                           -----------------
                  PACKAGED SOFTWARE
          3,700   SAP AG                                                                             614,775
                                                                                           -----------------
                  TOTAL GERMANY                                                                    4,855,531
                                                                                           -----------------
                  IRELAND (0.9%)
                  MAJOR BANKS
         37,500   Bank of Ireland                                                                    502,088
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
        125,000   Eircom Group PLC*                                                                  225,589
                                                                                           -----------------
                  TOTAL IRELAND                                                                      727,677
                                                                                           -----------------
                  JAPAN (10.4%)
                  ELECTRONIC COMPONENTS
          3,000   Hoya Corp.                                                                         314,774
          3,000   TDK Corp.                                                                          228,225
                                                                                           -----------------
                                                                                                     542,999
                                                                                           -----------------
                  ELECTRONIC EQUIPMENT/
                  INSTRUMENTS
         14,000   Canon, Inc.                                                                        739,618
         48,000   Konica Minolta Holdings, Inc.                                                      664,168
         31,000   Ricoh Co., Ltd.                                                                    660,786
                                                                                           -----------------
                                                                                                   2,064,572
                                                                                           -----------------
                  ELECTRONICS/APPLIANCES
         10,000   Fuji Photo Film Co., Ltd.                                                          314,223
                                                                                           -----------------
                  FOOD RETAIL
         11,000   Ito-Yokado Co., Ltd.                                                     $         471,977
         30,000   Seiyu, Ltd. (The)*                                                                  98,677
                                                                                           -----------------
                                                                                                     570,654
                                                                                           -----------------
                  GAS DISTRIBUTORS
        150,000   Tokyo Gas Co., Ltd.                                                                533,352
                                                                                           -----------------
                  HOUSEHOLD/PERSONAL CARE
          5,000   Kao Corp.                                                                          120,819
                                                                                           -----------------
                  INDUSTRIAL CONGLOMERATES
         43,200   Hitachi, Ltd.                                                                      298,082
                                                                                           -----------------
                  INDUSTRIAL MACHINERY
         12,900   Fanuc Ltd.                                                                         771,582
                                                                                           -----------------
                  INVESTMENT BANKS/BROKERS
         27,400   Nomura Holdings, Inc.                                                              406,569
                                                                                           -----------------
                  MAJOR BANKS
             40   Mitsubishi Tokyo Financial
                    Group, Inc.                                                                      371,187
            100   UFJ Holdings, Inc.*                                                                442,852
                                                                                           -----------------
                                                                                                     814,039
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
             50   Nippon Telegraph & Telephone
                    Corp.                                                                            267,824
                                                                                           -----------------
                  MOTOR VEHICLES
         12,000   Toyota Motor Corp.                                                                 487,321
                                                                                           -----------------
                  PHARMACEUTICALS: MAJOR
         15,000   Takeda Chemical Industries,
                    Ltd.                                                                             660,143
                                                                                           -----------------
                  RAILROADS
             90   East Japan Railway Co.                                                             506,064
                                                                                           -----------------
                  RECREATIONAL PRODUCTS
          4,000   Nintendo Co., Ltd.                                                                 464,903
                                                                                           -----------------
                  TOTAL JAPAN                                                                      8,823,146
                                                                                           -----------------
                  NETHERLANDS (2.3%)
                  AIR FREIGHT/COURIERS
         18,000   TPG NV                                                                             412,206
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  ELECTRONIC PRODUCTION
                  EQUIPMENT
         28,000   ASML Holding NV*                                                         $         474,932
                                                                                           -----------------
                  INTEGRATED OIL
         10,000   Royal Dutch Petroleum Co.                                                          514,343
                                                                                           -----------------
                  MAJOR BANKS
         10,000   ABN AMRO Holding NV                                                                219,248
                                                                                           -----------------
                  PERSONNEL SERVICES
         25,000   Vedior NV                                                                          365,210
                                                                                           -----------------
                  TOTAL NETHERLANDS                                                                1,985,939
                                                                                           -----------------
                  NORWAY (1.1%)
                  INTEGRATED OIL
         30,000   Statoil ASA                                                                        381,007
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
         85,000   Telenor ASA                                                                        591,283
                                                                                           -----------------
                  TOTAL NORWAY                                                                       972,290
                                                                                           -----------------
                  RUSSIA (0.3%)
                  WIRELESS TELECOMMUNICATIONS
          2,000   Mobile Telesystems (ADR)                                                           244,000
                                                                                           -----------------
                  SOUTH KOREA (0.2%)
                  WIRELESS TELECOMMUNICATIONS
         10,000   SK Telecom Co., Ltd. (ADR)                                                         209,900
                                                                                           -----------------
                  SPAIN (0.8%)
                  APPAREL/FOOTWEAR RETAIL
         15,000   Idustria de Diseno Textil, S.A.                                                    344,969
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
         20,000   Telefonica S.A.                                                                    296,314
                                                                                           -----------------
                  TOTAL SPAIN                                                                        641,283
                                                                                           -----------------
                  SWEDEN (0.3%)
                  TELECOMMUNICATION EQUIPMENT
         80,000   Telefonaktiebolaget LM
                    Ericsson (B Shares)*                                                             236,236
                                                                                           -----------------
                  SWITZERLAND (2.7%)
                  FINANCIAL CONGLOMERATES
         10,000   UBS AG (Registered Shares)                                                         705,830
                                                                                           -----------------
                  FOOD: MAJOR DIVERSIFIED
          3,000   Nestle S.A.
                    (Registered Shares)                                                    $         801,408
                                                                                           -----------------
                  MAJOR BANKS
          5,000   Credit Suisse Group*                                                               177,957
                                                                                           -----------------
                  MULTI-LINE INSURANCE
          5,300   Converium Holding AG                                                               276,170
                                                                                           -----------------
                  PROPERTY - CASUALTY INSURERS
          5,000   Swiss Re (Registered Shares)                                                       325,322
                                                                                           -----------------
                  TOTAL SWITZERLAND                                                                2,286,687
                                                                                           -----------------
                  TAIWAN (0.2%)
                  SEMICONDUCTORS
         22,817   Taiwan Semiconductor
                    Manufacturing Co. Ltd.
                    (ADR)                                                                              189,612
                                                                                           -----------------
                  UNITED KINGDOM (6.4%)
                  ADVERTISING/MARKETING SERVICES
         45,000   WPP Group PLC                                                                      458,489
                                                                                           -----------------
                  AIRLINES
         40,000   British Airways PLC*                                                               200,498
                                                                                           -----------------
                  CABLE/SATELLITE TV
         20,000   British Sky Broadcasting Group
                    PLC                                                                              226,333
                                                                                           -----------------
                  FINANCIAL CONGLOMERATES
         25,000   Lloyds TSB Group PLC                                                               196,382
                                                                                           -----------------
                  HOTELS/RESORTS/CRUISELINES
         10,000   Carnival PLC                                                                       487,235
                                                                                           -----------------
                  INTEGRATED OIL
         18,256   BP PLC (ADR)                                                                       977,974
                                                                                           -----------------
                  LIFE/HEALTH INSURANCE
         25,000   Prudential PLC                                                                     215,826
                                                                                           -----------------
                  MAJOR BANKS
         12,000   Royal Bank of Scotland
                    Group PLC                                                                        346,705
                                                                                           -----------------
                  MOVIES/ENTERTAINMENT
         70,000   Rank Group PLC                                                                     382,074
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  OTHER METALS/MINERALS
         63,000   BHP Billiton PLC                                                         $         548,467
         20,300   Rio Tinto PLC                                                                      489,742
                                                                                           -----------------
                                                                                                   1,038,209
                                                                                           -----------------
                  PHARMACEUTICALS: MAJOR
         16,000   GlaxoSmithKline PLC                                                                324,872
                                                                                           -----------------
                  WIRELESS TELECOMMUNICATIONS
        251,534   Vodafone Group PLC                                                                 552,602
                                                                                           -----------------
                  TOTAL UNITED KINGDOM                                                             5,407,199
                                                                                           -----------------
                  UNITED STATES (56.0%)
                  AEROSPACE & DEFENSE
         39,800   Northrop Grumman Corp.                                                           2,137,260
                                                                                           -----------------
                  AGRICULTURAL COMMODITIES/
                  MILLING
         73,500   Archer-Daniels-Midland Co.                                                       1,233,330
                                                                                           -----------------
                  APPAREL/FOOTWEAR RETAIL
         70,000   Gap, Inc. (The)                                                                  1,697,500
                                                                                           -----------------
                  BEVERAGES: NON-ALCOHOLIC
         26,770   Coca-Cola Co. (The)                                                              1,351,350
                                                                                           -----------------
                  BIOTECHNOLOGY
         26,100   Gilead Sciences, Inc.*                                                           1,748,700
                                                                                           -----------------
                  CHEMICALS: MAJOR DIVERSIFIED
         32,000   Dow Chemical Co. (The)                                                           1,302,400
                                                                                           -----------------
                  ELECTRIC UTILITIES
         40,100   Southern Co. (The)                                                               1,168,915
                                                                                           -----------------
                  ELECTRICAL PRODUCTS
         34,000   Emerson Electric Co.                                                             2,160,700
                                                                                           -----------------
                  ELECTRONIC COMPONENTS
        111,900   Flextronics International Ltd.*                                                  1,784,805
                                                                                           -----------------
                  ELECTRONIC PRODUCTION
                  EQUIPMENT
         80,000   Applied Materials, Inc.*                                                         1,569,600
                                                                                           -----------------
                  FINANCIAL CONGLOMERATES
         35,300   Citigroup, Inc.                                                                  1,641,450
         47,820   J.P. Morgan Chase & Co.                                                          1,853,981
                                                                                           -----------------
                                                                                                   3,495,431
                                                                                           -----------------
                  FOOD: MAJOR DIVERSIFIED
         47,000   Kellogg Co.                                                              $       1,966,950
                                                                                           -----------------
                  INFORMATION TECHNOLOGY
                  SERVICES
         17,500   International Business
                    Machines Corp.                                                                 1,542,625
                                                                                           -----------------
                  INTEGRATED OIL
         41,700   Exxon Mobil Corp.                                                                1,851,897
                                                                                           -----------------
                  MAJOR BANKS
         19,600   Bank of America Corp.                                                            1,658,552
                                                                                           -----------------
                  MAJOR TELECOMMUNICATIONS
         67,000   SBC Communications, Inc.                                                         1,624,750
                                                                                           -----------------
                  MANAGED HEALTH CARE
         23,300   Oxford Health Plans, Inc.                                                        1,282,432
                                                                                           -----------------
                  MEDIA CONGLOMERATES
         92,000   Time Warner Inc.*                                                                1,617,360
                                                                                           -----------------
                  MULTI-LINE INSURANCE
         24,000   American International
                    Group, Inc.                                                                      1,710,720
                                                                                           -----------------
                  OIL & GAS PRODUCTION
         50,200   Burlington Resources, Inc.                                                       1,816,236
                                                                                           -----------------
                  PHARMACEUTICALS: MAJOR
         18,700   Lilly (Eli) & Co.                                                                1,307,317
         46,300   Pfizer, Inc.                                                                     1,587,164
         42,400   Wyeth                                                                            1,533,184
                                                                                           -----------------
                                                                                                   4,427,665
                                                                                           -----------------
                  PRECIOUS METALS
         11,270   Newmont Mining Corp.                                                               436,825
                                                                                           -----------------
                  PROPERTY - CASUALTY INSURERS
         18,726   St. Paul Travelers Companies,
                    Inc.                                                                             759,152
                                                                                           -----------------
                  SEMICONDUCTORS
         62,200   Intel Corp.                                                                      1,716,720
                                                                                           -----------------
                  SPECIALTY STORES
         43,200   Bed Bath & Beyond Inc.*                                                          1,661,040
                                                                                           -----------------
                  TELECOMMUNICATION EQUIPMENT
         75,100   Cisco Systems, Inc.*                                                             1,779,870
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                          VALUE
------------------------------------------------------------------------------------------------------------
                  TRUCKS/CONSTRUCTION/
                  FARM MACHINERY
         26,400   Caterpillar Inc.                                                         $       2,097,216
                                                                                           -----------------
                  TOTAL UNITED STATES                                                             47,600,001
                                                                                           -----------------
                  TOTAL COMMON AND
                    PREFERRED STOCKS
                    (COST $72,655,358)                                                              82,270,928
                                                                                           -----------------
                  SHORT-TERM INVESTMENT (3.5%)
                  REPURCHASE AGREEMENT

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
$  2,953          Joint repurchase agreement
                    account 1.45% due
                    07/01/04 (dated 06/30/04;
                    proceeds $2,953,119) (a)
                    (COST $2,953,000)                                                              2,953,000
                                                                                           -----------------
TOTAL INVESTMENTS
  (COST $75,608,358) (b)                                                      100.3%              85,223,928
  LIABILITIES IN EXCESS OF OTHER
  ASSETS                                                                       (0.3)                (232,869)
                                                                              -----        -----------------
NET ASSETS                                                                    100.0%       $      84,991,059
                                                                              =====        =================

----------
  ADR   AMERICAN DEPOSITORY RECEIPT.
  *     NON-INCOME PRODUCING SECURITY.
  (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,506,812 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,891,242, RESULTING IN NET UNREALIZED APPRECIATION OF $9,615,570.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2004:

                                                                                           UNREALIZED
  CONTRACTS                           IN EXCHANGE                  DELIVERY               APPRECIATION
 TO DELIVER                               FOR                        DATE                (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
EUR     317,364                     $      384,550                 07/01/04                  $   (2,444)
$        91,479                     EUR     75,372                 07/02/04                         430
$       117,354                     EUR     96,691                 07/02/04                         551
$       270,111                     CHF    337,341                 07/02/04                        (302)
$       205,545                     GBP    112,986                 07/02/04                          23
$       220,294                     GBP    121,094                 07/02/04                          24
EUR     214,876                     $      260,794                 07/06/04                      (1,225)
                                                                                             ----------
      Net unrealized depreciation                                                            $   (2,943)
                                                                                             ==========

CURRENCY ABBREVIATIONS:
GBP   British Pound.
EUR   Euro.
CHF   Swiss Franc.

                        SEE NOTES TO FINANCIAL STATEMENTS

Global Equity
SUMMARY OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

                                                               PERCENT OF
INDUSTRY                                        VALUE          NET ASSETS
-------------------------------------------------------------------------
Advertising/Marketing
  Services                                 $       755,169          0.9%
Aerospace & Defense                              2,467,266          2.9
Agricultural Commodities/
  Milling                                        1,233,330          1.4
Air Freight/Couriers                               412,206          0.5
Airlines                                           527,687          0.6
Apparel/Footwear Retail                          2,042,469          2.4
Auto Parts: O.E.M                                  553,754          0.7
Automotive Aftermarket                             387,952          0.5
Beverages: Non-Alcoholic                         1,351,350          1.6
Biotechnology                                    1,748,700          2.1
Broadcasting                                       407,432          0.5
Cable/Satellite TV                                 226,333          0.3
Chemicals: Major
  Diversified                                    1,677,890          2.0
Electric Utilities                               1,925,606          2.3
Electrical Products                              2,502,742          2.9
Electronic Components                            2,327,804          2.7
Electronic Equipment/
  Instruments                                    2,064,572          2.4
Electronic Production
  Equipment                                      2,044,532          2.4
Electronics/Appliances                             314,223          0.4
Engineering & Construction                         403,865          0.5
Financial Conglomerates                          4,841,505          5.7
Food Retail                                        959,691          1.1
Food: Major Diversified                          3,380,375          4.0
Gas Distributors                                   533,352          0.6
Hotels/Resorts/Cruiselines                         487,235          0.6
Household/Personal Care                            120,819          0.1
Industrial Conglomerates                         1,169,764          1.4
Industrial Machinery                               771,582          0.9
Information Technology
  Services                                       1,542,625          1.8
Integrated Oil                                   5,054,000          5.9
Investment Banks/Brokers                           406,569          0.5
Life/Health Insurance                              215,826          0.3
Major Banks                                      5,075,796          6.0
Major Telecommunications                   $     3,619,118          4.3%
Managed Health Care                              1,282,432          1.5
Media Conglomerates                              2,312,418          2.7
Motor Vehicles                                     620,370          0.7
Movies/Entertainment                               382,074          0.4
Multi-Line Insurance                             2,864,359          3.4
Oil & Gas Production                             1,816,236          2.1
Other Metals/Minerals                            1,038,209          1.2
Packaged Software                                  614,775          0.7
Personnel Services                                 365,210          0.4
Pharmaceuticals: Major                           5,412,680          6.4
Precious Metals                                    436,825          0.5
Property - Casualty
  Insurers                                       1,084,474          1.3
Pulp & Paper                                       339,908          0.4
Railroads                                          506,064          0.6
Recreational Products                              464,903          0.5
Regional Banks                                     292,656          0.3
Repurchase Agreement                             2,953,000          3.5
Semiconductors                                   1,906,332          2.2
Specialty Stores                                 1,661,040          2.0
Telecommunication
  Equipment                                      2,016,106          2.4
Trucks/Construction/Farm
  Machinery                                      2,097,216          2.5
Wireless
  Telecommunications                             1,203,502          1.4
                                           ---------------        -----
                                           $    85,223,928        100.3%
                                           ===============        =====

Type of Investment
-------------------------------------------------------------------------
Common Stocks                              $    81,666,496         96.1%
Preferred Stocks                                   604,432          0.7
Short-Term Investment                            2,953,000          3.5
                                           ---------------        -----
                                           $    85,223,928        100.3%
                                           ===============        =====

                        SEE NOTES TO FINANCIAL STATEMENTS

Developing Growth
PORTFOLIO OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  COMMON STOCKS (95.5%)
                  ADVERTISING/MARKETING
                  SERVICES (2.7%)
          7,400   Getty Images, Inc.*                                                      $         444,000
         26,700   Lamar Advertising Co.
                   (Class A)*                                                                      1,157,445
                                                                                           -----------------
                                                                                                   1,601,445
                                                                                           -----------------
                  AIR FREIGHT/COURIERS (0.9%)
         12,250   C.H. Robinson Worldwide,
                   Inc.                                                                              561,540
                                                                                           -----------------
                  APPAREL/FOOTWEAR (1.0%)
         13,000   Coach, Inc.*                                                                       587,470
                                                                                           -----------------
                  APPAREL/FOOTWEAR RETAIL (1.0%)
         12,925   Chico's FAS, Inc.*                                                                 583,693
                                                                                           -----------------
                  AUTO PARTS: O.E.M. (0.6%)
          9,100   Gentex Corp.                                                                       361,088
                                                                                           -----------------
                  BIOTECHNOLOGY (5.3%)
          7,900   Amylin Pharmaceuticals,
                   Inc.*                                                                             180,120
          9,200   Biogen Idec Inc.*                                                                  581,900
          6,600   Celgene Corp.*                                                                     377,916
         18,020   Charles River Laboratories
                   International, Inc.*                                                              880,637
          9,500   Gilead Sciences, Inc.*                                                             636,500
          6,500   ImClone Systems, Inc.*                                                             557,635
                                                                                           -----------------
                                                                                                   3,214,708
                                                                                           -----------------
                  BROADCASTING (3.2%)
         35,375   Radio One, Inc. (Class D)*                                                         566,354
         31,700   Univision Communications Inc.
                   (Class A)*                                                                      1,012,181
         12,000   XM Satellite Radio Holdings Inc.
                   (Class A)*                                                                        327,480
                                                                                           -----------------
                                                                                                   1,906,015
                                                                                           -----------------
                  CASINO/GAMING (7.9%)
         13,225   GTECH Holdings Corp.                                                               612,450
         24,100   International Game
                   Technology                                                                        930,260
         36,800   Station Casinos, Inc.                                                            1,781,120
         37,865   Wynn Resorts, Ltd.*                                                              1,462,725
                                                                                           -----------------
                                                                                                   4,786,555
                                                                                           -----------------
                  COMPUTER
                  COMMUNICATIONS (0.8%)
         11,300   Avaya Inc.*                                                              $         178,427
         12,700   Juniper Networks, Inc.*                                                            312,039
                                                                                           -----------------
                                                                                                     490,466
                                                                                           -----------------
                  COMPUTER PERIPHERALS (1.8%)
          6,200   Lexmark International, Inc.*                                                       598,486
         23,100   Network Appliance, Inc.*                                                           497,343
                                                                                           -----------------
                                                                                                   1,095,829
                                                                                           -----------------
                  CONSTRUCTION MATERIALS (1.5%)
         16,500   Rinker Group Ltd. (ADR)
                   (Australia)                                                                       923,340
                                                                                           -----------------
                  CONTAINERS/PACKAGING (0.5%)
          5,500   Sealed Air Corp.*                                                                  292,985
                                                                                           -----------------
                  DATA PROCESSING
                  SERVICES (1.4%)
         12,500   Global Payments Inc.                                                               562,750
         11,730   SunGard Data Systems Inc.*                                                         304,980
                                                                                           -----------------
                                                                                                     867,730
                                                                                           -----------------
                  DISCOUNT STORES (1.0%)
         22,100   Dollar Tree Stores, Inc.*                                                          606,203
                                                                                           -----------------
                  ELECTRONIC DISTRIBUTORS (0.4%)
          3,600   CDW Corp.                                                                          229,536
                                                                                           -----------------
                  ELECTRONIC PRODUCTION
                  EQUIPMENT (1.4%)
          9,100   KLA-Tencor Corp.*                                                                  449,358
         14,855   Synopsys, Inc.*                                                                    422,328
                                                                                           -----------------
                                                                                                     871,686
                                                                                           -----------------
                  ELECTRONICS/APPLIANCES (0.9%)
          6,325   Harman International Industries,
                   Inc.                                                                              575,575
                                                                                           -----------------
                  FINANCE/RENTAL/LEASING (0.4%)
          7,450   Doral Financial Corp.                                                              257,025
                                                                                           -----------------
                  FINANCIAL CONGLOMERATES (1.4%)
         23,900   Brascan Corp. (Class A)
                   (Canada)                                                                          674,936
          9,900   Conseco Inc.*                                                                      197,010
                                                                                           -----------------
                                                                                                     871,946
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  FOOD RETAIL (0.6%)
          3,600   Whole Foods Market, Inc.                                                 $         343,620
                                                                                           -----------------
                  GAS DISTRIBUTORS (0.4%)
          6,600   Questar Corp.                                                                      255,024
                                                                                           -----------------
                  HOME BUILDING (0.5%)
            610   NVR, Inc.*                                                                         295,362
                                                                                           -----------------
                  HOSPITAL/NURSING
                  MANAGEMENT (0.4%)
          8,500   Community Health Systems
                   Inc.*                                                                             227,545
                                                                                           -----------------
                  HOTELS/RESORTS/
                  CRUISELINES (3.6%)
          5,300   Four Seasons Hotels, Inc.
                   (Canada)                                                                          319,113
         43,250   Royal Caribbean Cruises Ltd.
                   (Liberia)                                                                       1,877,482
                                                                                           -----------------
                                                                                                   2,196,595
                                                                                           -----------------
                  INDUSTRIAL MACHINERY (0.5%)
          8,900   Graco Inc.                                                                         276,345
                                                                                           -----------------
                  INDUSTRIAL SPECIALTIES (0.5%)
          9,000   Ecolab Inc.                                                                        285,300
                                                                                           -----------------
                  INFORMATION TECHNOLOGY
                  SERVICES (0.3%)
          8,200   Cognizant Technology Solutions
                   Corp.*                                                                            208,362
                                                                                           -----------------
                  INSURANCE BROKERS/
                  SERVICES (0.9%)
         11,700   ChoicePoint Inc.*                                                                  534,222
                                                                                           -----------------
                  INTEGRATED OIL (0.5%)
         11,300   Suncor Energy, Inc. (Canada)                                                       289,393
                                                                                           -----------------
                  INTERNET SOFTWARE/
                  SERVICES (0.8%)
         11,900   Ask Jeeves, Inc.*                                                                  464,457
                                                                                           -----------------
                  INVESTMENT BANKS/
                  BROKERS (2.4%)
         54,600   Ameritrade Holding Corp.*                                                $         619,710
          2,800   Chicago Mercantile Exchange
                   (The)                                                                             404,236
          4,725   Legg Mason, Inc.                                                                   430,022
                                                                                           -----------------
                                                                                                   1,453,968
                                                                                           -----------------
                  MANAGED HEALTH CARE (0.7%)
         12,900   Caremark Rx, Inc.*                                                                 424,926
                                                                                           -----------------
                  MEDICAL DISTRIBUTORS (1.1%)
          8,850   Patterson Companies Inc.*                                                          676,936
                                                                                           -----------------
                  MEDICAL SPECIALTIES (8.7%)
         18,100   Apogent Technologies Inc.*                                                         579,200
         11,000   Bard (C.R.), Inc.                                                                  623,150
         17,900   Dade Behring Inc.*                                                                 850,608
          9,100   Hospira, Inc.*                                                                     251,160
          6,200   IDEXX Laboratories, Inc.*                                                          390,228
         14,300   INAMED Corp.*                                                                      898,755
         11,600   Kinetic Concepts, Inc.*                                                            578,840
          6,500   Varian Medical Systems,
                   Inc.*                                                                             515,775
          6,550   Zimmer Holdings, Inc.*                                                             577,710
                                                                                           -----------------
                                                                                                   5,265,426
                                                                                           -----------------
                  MEDICAL/NURSING SERVICES (1.8%)
          7,900   DaVita, Inc.*                                                                      243,557
          7,400   Lincare Holdings, Inc.*                                                            243,164
         13,500   VCA Antech, Inc.*                                                                  605,070
                                                                                           -----------------
                                                                                                   1,091,791
                                                                                           -----------------
                  MISCELLANEOUS COMMERCIAL
                  SERVICES (1.9%)
          5,030   Corporate Executive Board Co.
                   (The)                                                                             290,684
         11,400   Iron Mountain Inc.*                                                                550,164
          7,200   Laureate Education Inc.*                                                           275,328
                                                                                           -----------------
                                                                                                   1,116,176
                                                                                           -----------------
                  OIL & GAS PIPELINES (0.9%)
         15,800   Western Gas Resources, Inc.                                                        513,184
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  OIL & GAS PRODUCTION (4.6%)
          6,500   Evergreen Resources, Inc.*                                               $         262,600
         11,000   Patina Oil & Gas Corp.                                                             328,570
         58,800   Ultra Petroleum Corp.
                   (Canada)*                                                                       2,195,004
                                                                                           -----------------
                                                                                                   2,786,174
                                                                                           -----------------
                  OILFIELD SERVICES/
                  EQUIPMENT (1.8%)
         11,200   BJ Services Co.*                                                                   513,408
          9,950   Smith International, Inc.*                                                         554,812
                                                                                           -----------------
                                                                                                   1,068,220
                                                                                           -----------------
                  OTHER CONSUMER SERVICES (1.3%)
          2,070   Apollo Group, Inc. (Class A)*                                                      182,760
         13,200   DeVry, Inc.*                                                                       361,944
          6,600   ITT Educational Services,
                   Inc.*                                                                             250,932
                                                                                           -----------------
                                                                                                     795,636
                                                                                           -----------------
                  OTHER METALS/MINERALS (0.4%)
          3,400   Phelps Dodge Corp.*                                                                263,534
                                                                                           -----------------
                  PACKAGED SOFTWARE (5.2%)
         18,600   Adobe Systems, Inc.                                                                864,900
          9,800   Mercury Interactive Corp.*                                                         488,334
         35,600   Red Hat, Inc.*                                                                     817,732
         15,800   Symantec Corp.*                                                                    691,724
         10,400   VERITAS Software Corp.*                                                            288,080
                                                                                           -----------------
                                                                                                   3,150,770
                                                                                           -----------------
                  PHARMACEUTICALS: OTHER (1.3%)
          3,050   Allergan, Inc.                                                                     273,036
         13,400   Elan Corp. PLC (ADR)
                   (Ireland)*                                                                        331,516
          7,400   Shire Pharmaceuticals Group
                  PLC (ADR)
                  (United Kingdom)*                                                                  197,876
                                                                                           -----------------
                                                                                                     802,428
                                                                                           -----------------
                  PRECIOUS METALS (1.8%)
         17,600   Freeport-McMoRan Copper &
                   Gold, Inc. (Class B)                                                              583,440
         30,000   Placer Dome Inc. (Canada)                                                          499,200
                                                                                           -----------------
                                                                                                   1,082,640
                                                                                           -----------------
                  PROPERTY - CASUALTY
                  INSURERS (0.9%)
          1,025   White Mountains Insurance
                   Group, Ltd. (Bermuda)                                                   $         522,750
                                                                                           -----------------
                  PUBLISHING: NEWSPAPERS (0.4%)
            275   Washington Post Co. (The)
                   (Class B)                                                                         255,753
                                                                                           -----------------
                  REAL ESTATE INVESTMENT
                  TRUSTS (0.9%)
         15,900   Plum Creek Timber Co., Inc.                                                        518,022
                                                                                           -----------------
                  RECREATIONAL PRODUCTS (1.0%)
         10,540   Electronic Arts Inc.*                                                              574,957
                                                                                           -----------------
                  REGIONAL BANKS (0.8%)
         11,600   UCBH Holdings, Inc.                                                                458,432
                                                                                           -----------------
                  RESTAURANTS (2.3%)
         10,100   Krispy Kreme Doughnuts,
                    Inc.*                                                                            192,809
          9,200   Outback Steakhouse, Inc.                                                           380,512
         12,100   P.F. Chang's China Bistro,
                    Inc.*                                                                            497,915
         12,850   Sonic Corp.*                                                                       292,337
                                                                                           -----------------
                                                                                                   1,363,573
                                                                                           -----------------
                  SEMICONDUCTORS (3.4%)
         13,200   Advanced Micro Devices,
                   Inc.*                                                                             209,880
         21,900   Altera Corp.*                                                                      486,618
         13,800   Linear Technology Corp.                                                            544,686
         21,900   Marvell Technology Group Ltd.
                   (Bermuda)*                                                                        584,730
          9,700   National Semiconductor
                   Corp.*                                                                            213,303
                                                                                           -----------------
                                                                                                   2,039,217
                                                                                           -----------------
                  SERVICES TO THE HEALTH
                  INDUSTRY (1.9%)
          7,000   Omnicare, Inc.                                                                     299,670
         16,575   Stericycle, Inc.*                                                                  857,591
                                                                                           -----------------
                                                                                                   1,157,261
                                                                                           -----------------

                        SEE NOTES TO FINANCIAL STATEMENTS

NUMBER OF
 SHARES                                                                                         VALUE
------------------------------------------------------------------------------------------------------------
                  SPECIALTY STORES (1.1%)
         19,700   PETsMART, Inc.                                                           $         639,265
                                                                                           -----------------
                  SPECIALTY
                  TELECOMMUNICATIONS (3.7%)
         77,900   Crown Castle International
                   Corp.*                                                                          1,149,025
         12,600   IDT Corp. (Class B)*                                                               232,344
         15,226   NTL, Inc.*                                                                         877,322
                                                                                           -----------------
                                                                                                   2,258,691
                                                                                           -----------------
                  TELECOMMUNICATION
                  EQUIPMENT (0.8%)
         35,800   Corning Inc.*                                                                      467,548
                                                                                           -----------------
                  WHOLESALE DISTRIBUTORS (0.9%)
          9,100   Fisher Scientific International,
                   Inc.*                                                                             525,525
                                                                                           -----------------
                  WIRELESS
                  TELECOMMUNICATIONS (0.4%)
          7,350   NII Holdings, Inc.*                                                                247,622
                                                                                           -----------------
                  TOTAL COMMON STOCKS
                   (COST $50,852,730)                                                             57,581,485
                                                                                           -----------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENT (3.4%)
                  REPURCHASE AGREEMENT
$         2,074   Joint repurchase agreement
                   account 1.45% due
                   07/01/04 (dated 06/30/04;
                   proceeds $2,074,084) (a)
                   (COST $2,074,000)                                                       $       2,074,000
                                                                                           -----------------
TOTAL INVESTMENTS
 (COST $52,926,730) (b)                                                          98.9%            59,655,485
OTHER ASSETS IN EXCESS OF
 LIABILITIES                                                                      1.1                650,611
                                                                                -----      -----------------
NET ASSETS                                                                      100.0%     $      60,306,096
                                                                                =====      =================

----------
  ADR   AMERICAN DEPOSITORY RECEIPT.
  *     NON-INCOME PRODUCING SECURITY.
  (a)   COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,921,104 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,192,349, RESULTING IN NET UNREALIZED APPRECIATION OF $6,728,755.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Select Dimensions Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                               MONEY           FLEXIBLE          BALANCED
                                                              MARKET            INCOME            GROWTH
                                                          ---------------   ---------------   ---------------
ASSETS:
Investments in securities, at value*                      $   120,974,367   $    71,643,800   $   101,528,314
Investments in affiliates                                              --                --         1,241,131
Cash                                                                6,341         6,048,868               136
Receivable for:
  Investments sold                                                     --         3,568,470           570,887
  Interest/principal paydowns                                       8,082         1,078,017           405,191
  Dividends                                                            --                --           100,841
  Shares of beneficial interest sold                               84,349            11,079            55,129
  Foreign withholding taxes reclaimed                                  --                --                --
  Variation margin                                                     --                --                --
Prepaid expenses and other assets                                   3,544             2,298             1,677
                                                          ---------------   ---------------   ---------------
    TOTAL ASSETS                                              121,076,683        82,352,532       103,903,306
                                                          ---------------   ---------------   ---------------
LIABILITIES:
Payable for:
  Investments purchased                                                --        11,133,630         2,222,929
  Shares of beneficial interest redeemed                          463,733            85,698           145,306
  Investment management fee                                        54,703            25,625            54,805
  Variation margin                                                     --            94,562            53,594
  Distribution fee                                                  9,071             5,434             5,528
Payable to bank                                                        --             3,472                --
Unrealized depreciation on open forward
  foreign currency contracts                                           --            44,851                --
Accrued expenses and other payables                                21,309            52,472            26,112
                                                          ---------------   ---------------   ---------------
    TOTAL LIABILITIES                                             548,816        11,445,744         2,508,274
                                                          ---------------   ---------------   ---------------
    NET ASSETS                                            $   120,527,867   $    70,906,788   $   101,395,032
                                                          ===============   ===============   ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                           $   120,527,769   $    94,848,471   $    98,124,840
Accumulated undistributed net investment income (loss)                 98          (240,477)         (174,442)
Accumulated undistributed net realized gain (loss)                     --       (19,369,564)       (9,600,425)
Net unrealized appreciation (depreciation)                             --        (4,331,642)       13,045,059
                                                          ---------------   ---------------   ---------------
    NET ASSETS                                            $   120,527,867   $    70,906,788   $   101,395,032
                                                          ---------------   ---------------   ---------------
    *COST                                                 $   120,974,367   $    75,760,577   $    89,575,260
                                                          ===============   ===============   ===============
CLASS X SHARES:
Net Assets                                                $    79,931,147   $    46,577,328   $    76,549,462
Shares Outstanding (unlimited authorized shares
  of $.01 par value)                                           79,931,069         6,309,588         5,150,101
    NET ASSET VALUE PER SHARE                             $          1.00   $          7.38   $         14.86
                                                          ===============   ===============   ===============
CLASS Y SHARES:
Net Assets                                                $    40,596,720   $    24,329,460   $    24,845,570
Shares Outstanding (unlimited authorized shares
  of $.01 par value)                                           40,596,701         3,304,396         1,675,108
    NET ASSET VALUE PER SHARE                             $          1.00   $          7.36   $         14.83
                                                          ===============   ===============   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                               DIVIDEND         VALUE-ADDED
                                                             UTILITIES          GROWTH            MARKET            GROWTH
                                                          ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments in securities, at value*                      $    72,922,710   $   385,889,749   $   206,363,888   $    45,721,523
Investments in affiliates                                              --                --           809,563                --
Cash                                                                  860               756               597               380
Receivable for:
  Investments sold                                                449,364                --         8,584,620           351,206
  Interest/principal paydowns                                      38,128            10,289               194                --
  Dividends                                                       137,111           391,811           222,022            40,504
  Shares of beneficial interest sold                                1,204            52,531           216,004            20,388
  Foreign withholding taxes reclaimed                               8,371             6,612                --                --
  Variation margin                                                     --                --            16,750                --
Prepaid expenses and other assets                                   3,001            12,528             7,450            72,248
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL ASSETS                                               73,560,749       386,364,276       216,221,088        46,206,249
                                                          ---------------   ---------------   ---------------   ---------------
LIABILITIES:
Payable for:
  Investments purchased                                           315,693                --         9,249,889         1,121,743
  Shares of beneficial interest redeemed                           56,525           480,290           358,787            60,380
  Investment management fee                                        42,780           218,043            91,340            32,331
  Variation margin                                                     --                --                --                --
  Distribution fee                                                  3,129            12,795            13,918             1,678
Payable to bank                                                        --                --                --                --
Unrealized depreciation on open forward
  foreign currency contracts                                           --                --                --                --
Accrued expenses and other payables                                25,018            31,437            20,066            15,345
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL LIABILITIES                                             443,145           742,565         9,734,000         1,231,477
                                                          ---------------   ---------------   ---------------   ---------------
    NET ASSETS                                            $    73,117,604   $   385,621,711   $   206,487,088   $    44,974,772
                                                          ===============   ===============   ===============   ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                           $    96,025,357   $   480,848,659   $   141,352,537   $    78,118,799
Accumulated undistributed net investment income (loss)            (19,757)               19           836,858            (1,031)
Accumulated undistributed net realized gain (loss)            (40,814,776)     (177,464,938)          112,705       (35,950,775)
Net unrealized appreciation (depreciation)                     17,926,780        82,237,971        64,184,988         2,807,779
                                                          ---------------   ---------------   ---------------   ---------------
    NET ASSETS                                            $    73,117,604   $   385,621,711   $   206,487,088   $    44,974,772
                                                          ===============   ===============   ===============   ===============
    *COST                                                 $    54,995,930   $   303,651,778   $   143,018,272   $    42,913,744
                                                          ===============   ===============   ===============   ===============
CLASS X SHARES:
Net Assets                                                $    59,380,541   $   328,406,023   $   142,277,275   $    37,299,946
Shares Outstanding (unlimited authorized shares
  of $.01 par value)                                            3,686,359        21,824,602         6,407,166         2,572,716
    NET ASSET VALUE PER SHARE                             $         16.11   $         15.05   $         22.21   $         14.50
                                                          ===============   ===============   ===============   ===============
CLASS Y SHARES:
Net Assets                                                $    13,737,063   $    57,215,688   $    64,209,813   $     7,674,826
Shares Outstanding (unlimited authorized shares
  of $.01 par value)                                              853,302         3,807,792         2,912,192           533,334
    NET ASSET VALUE PER SHARE                             $         16.10   $         15.03   $         22.05   $         14.39
                                                          ===============   ===============   ===============   ===============

                                                             AMERICAN           CAPITAL                           DEVELOPING
                                                           OPPORTUNITIES     OPPORTUNITIES     GLOBAL EQUITY        GROWTH
                                                          ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments in securities, at value*                      $   274,232,076   $    38,395,899   $    85,223,928   $    59,655,485
Investments in affiliates                                              --                --                --                --
Cash                                                                  468                --             4,268               320
Receivable for:
  Investments sold                                              4,728,968           514,046           649,013         1,308,951
  Interest/principal paydowns                                          --                --                --                --
  Dividends                                                       155,833            10,099            74,468            15,882
  Shares of beneficial interest sold                               40,863            27,876             7,255            10,187
  Foreign withholding taxes reclaimed                               7,470                --            54,704                --
  Variation margin                                                     --                --                --                --
Prepaid expenses and other assets                                  25,849             1,357             5,359             2,693
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL ASSETS                                              279,191,527        38,949,277        86,018,995        60,993,518
                                                          ---------------   ---------------   ---------------   ---------------
LIABILITIES:
Payable for:
  Investments purchased                                         4,139,534         1,208,871           905,507           617,105
  Shares of beneficial interest redeemed                          375,076            22,119            15,399            21,871
  Investment management fee                                       155,855            25,342            77,022            26,967
  Variation margin                                                     --                --                --                --
  Distribution fee                                                 10,058             2,805             1,863             1,698
Payable to bank                                                        --                --                --                --
Unrealized depreciation on open forward
  foreign currency contracts                                           --                --             2,943                --
Accrued expenses and other payables                                40,761            24,747            25,202            19,781
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL LIABILITIES                                           4,721,284         1,283,884         1,027,936           687,422
                                                          ---------------   ---------------   ---------------   ---------------
    NET ASSETS                                            $   274,470,243   $    37,665,393   $    84,991,059   $    60,306,096
                                                          ===============   ===============   ===============   ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                           $   515,262,049   $   125,481,780   $    83,009,873   $    96,604,614
Accumulated undistributed net investment income (loss)            152,055          (122,804)          393,082           (67,017)
Accumulated undistributed net realized gain (loss)           (261,438,059)      (92,091,745)       (8,023,497)      (42,960,256)
Net unrealized appreciation (depreciation)                     20,494,198         4,398,162         9,611,601         6,728,755
                                                          ---------------   ---------------   ---------------   ---------------
    NET ASSETS                                            $   274,470,243   $    37,665,393   $    84,991,059   $    60,306,096
                                                          ===============   ===============   ===============   ===============
    *COST                                                 $   253,739,273   $    33,997,737   $    75,608,358   $    52,926,730
                                                          ===============   ===============   ===============   ===============
CLASS X SHARES:
Net Assets                                                $   230,102,826   $    25,108,934   $    77,063,686   $    52,790,205
Shares Outstanding (unlimited authorized shares
  of $.01 par value)                                           16,234,973         2,949,865         5,379,721         2,975,195
    NET ASSET VALUE PER SHARE                             $         14.17   $          8.51   $         14.32   $         17.74
                                                          ===============   ===============   ===============   ===============
CLASS Y SHARES:
Net Assets                                                $    44,367,417   $    12,556,459   $     7,927,373   $     7,515,891
Shares Outstanding (unlimited authorized shares
  of $.01 par value)                                            3,143,838         1,489,888           556,362           427,864
    NET ASSET VALUE PER SHARE                             $         14.11   $          8.43   $         14.25   $         17.57
                                                          ===============   ===============   ===============   ===============

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                               MONEY           FLEXIBLE          BALANCED
                                                              MARKET            INCOME            GROWTH
                                                          ---------------   ---------------   ---------------
INVESTMENT INCOME:
INCOME
Interest                                                  $       663,806   $     1,903,027   $       736,724
Dividends                                                              --             5,482           638,042*
Interest and dividends from affiliates                                 --                --            14,562
                                                          ---------------   ---------------   ---------------
    TOTAL INCOME                                                  663,806         1,908,509         1,389,328
                                                          ---------------   ---------------   ---------------
EXPENSES
Investment management fee                                         303,097           145,321           313,345
Distribution fee (Class Y shares)                                  47,859            28,446            29,933
Shareholder reports and notices                                     6,754             6,376             7,309
Professional fees                                                  12,927            51,878            15,172
Custodian fees                                                      6,574            31,082            14,596
Trustees' fees and expenses                                           766               330               641
Transfer agent fees and expenses                                      250               250               250
Other                                                               2,120            18,820             5,974
                                                          ---------------   ---------------   ---------------
    TOTAL EXPENSES                                                380,347           282,503           387,220
                                                          ---------------   ---------------   ---------------
    NET INVESTMENT INCOME (LOSS)                                  283,459         1,626,006         1,002,108
                                                          ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                            --          (933,722)        3,626,925
Futures contracts                                                      --            45,480            66,333
Foreign exchange transactions                                          --           166,758                --
                                                          ---------------   ---------------   ---------------
      NET REALIZED GAIN (LOSS)                                         --          (721,484)        3,693,258
                                                          ---------------   ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                            --          (845,564)       (2,354,071)
Futures contracts                                                      --          (117,883)         (108,220)
Translation of forward foreign currency contracts,
 other assets and liabilities denominated in foreign
 currencies                                                            --            39,066                --
                                                          ---------------   ---------------   ---------------
      NET APPRECIATION (DEPRECIATION)                                  --          (924,381)       (2,462,291)
                                                          ---------------   ---------------   ---------------
      NET GAIN (LOSS)                                                  --        (1,645,865)        1,230,967
                                                          ---------------   ---------------   ---------------
NET INCREASE (DECREASE)                                   $       283,459   $       (19,859)  $     2,233,075
                                                          ===============   ===============   ===============

----------
* NET OF FOREIGN WITHHOLDING TAX OF $20,372, $15,185, $378, $25,852, $713,
$64,818 AND $1,300, RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                               DIVIDEND         VALUE-ADDED
                                                             UTILITIES          GROWTH            MARKET            GROWTH
                                                          ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
INCOME
Interest                                                  $        83,512   $        58,930   $        21,153   $         1,829
Dividends                                                         984,380         3,583,239*        1,403,756           218,486*
Interest and dividends from affiliates                                 --            14,448             6,867                --
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCOME                                                1,067,892         3,656,617         1,431,776           220,315
                                                          ---------------   ---------------   ---------------   ---------------
EXPENSES
Investment management fee                                         246,821         1,234,912           495,017           183,885
Distribution fee (Class Y shares)                                  17,419            68,096            69,318             9,027
Shareholder reports and notices                                     8,004            22,259            10,745             4,871
Professional fees                                                  14,105            13,559            11,465            10,965
Custodian fees                                                         --            12,065             7,460            11,817
Trustees' fees and expenses                                           468             2,481             1,181               236
Transfer agent fees and expenses                                      250               250               250               250
Other                                                               1,492             3,680            11,365               295
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL EXPENSES                                                288,559         1,357,302           606,801           221,346
                                                          ---------------   ---------------   ---------------   ---------------
    NET INVESTMENT INCOME (LOSS)                                  779,333         2,299,315           824,975            (1,031)
                                                          ---------------   ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                     2,393,745        13,814,447         1,914,060         4,241,396
Futures contracts                                                      --                --            47,171                --
Foreign exchange transactions                                          --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
      NET REALIZED GAIN (LOSS)                                  2,393,745        13,814,447         1,961,231         4,241,396
                                                          ---------------   ---------------   ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                       728,015        (7,969,169)        8,474,182        (3,056,887)
Futures contracts                                                      --                --            29,809                --
Translation of forward foreign currency contracts,
 other assets and liabilities denominated in foreign
 currencies                                                            --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
      NET APPRECIATION (DEPRECIATION)                             728,015        (7,969,169)        8,503,991        (3,056,887)
                                                          ---------------   ---------------   ---------------   ---------------
      NET GAIN (LOSS)                                           3,121,760         5,845,278        10,465,222         1,184,509
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE)                                   $     3,901,093   $     8,144,593   $    11,290,197   $     1,183,478
                                                          ===============   ===============   ===============   ===============

                                                             AMERICAN           CAPITAL           GLOBAL          DEVELOPING
                                                           OPPORTUNITIES     OPPORTUNITIES        EQUITY            GROWTH
                                                          ---------------   ---------------   ---------------   ---------------
INVESTMENT INCOME:
INCOME
Interest                                                  $        36,545   $         3,282   $        14,578   $         4,663
Dividends                                                       1,140,596*           60,178*          873,212*          126,038*
Interest and dividends from affiliates                                 --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCOME                                                1,177,141            63,460           887,790           130,701
                                                          ---------------   ---------------   ---------------   ---------------
EXPENSES
Investment management fee                                         905,313           140,799           440,470           151,268
Distribution fee (Class Y shares)                                  56,749            15,088            10,009             9,166
Shareholder reports and notices                                    19,869             7,711             8,382             4,887
Professional fees                                                  13,108            11,697            11,928            13,012
Custodian fees                                                     24,844            10,026            17,516            18,620
Trustees' fees and expenses                                         1,878               222               475               230
Transfer agent fees and expenses                                      250               250               250               250
Other                                                               3,074               471             5,682               285
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL EXPENSES                                              1,025,085           186,264           494,712           197,718
                                                          ---------------   ---------------   ---------------   ---------------
    NET INVESTMENT INCOME (LOSS)                                  152,056          (122,804)          393,078           (67,017)
                                                          ---------------   ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                    19,805,478         3,985,468         2,889,040         7,225,091
Futures contracts                                                      --                --                --                --
Foreign exchange transactions                                        (581)               --           (10,583)               --
                                                          ---------------   ---------------   ---------------   ---------------
      NET REALIZED GAIN (LOSS)                                 19,804,897         3,985,468         2,878,457         7,225,091
                                                          ---------------   ---------------   ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments                                                   (16,085,776)         (529,314)       (2,083,595)       (2,220,382)
Futures contracts                                                      --                --                --
Translation of forward foreign currency contracts,
 other assets and liabilities denominated in foreign
 currencies                                                          (213)               --           (12,506)               --
                                                          ---------------   ---------------   ---------------   ---------------
      NET APPRECIATION (DEPRECIATION)                          16,085,989          (529,314)       (2,096,101)       (2,220,382)
                                                          ---------------   ---------------   ---------------   ---------------
      NET GAIN (LOSS)                                           3,718,908         3,456,154           782,356         5,004,709
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE)                                   $     3,870,964   $     3,333,350   $     1,175,434   $     4,937,692
                                                          ===============   ===============   ===============   ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONEY MARKET                       FLEXIBLE INCOME
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                     $       283,459   $       997,750   $     1,626,006   $     3,238,705
Net realized gain (loss)                                               --                --          (721,484)         (646,350)
Net change in unrealized appreciation/depreciation                     --                --          (924,381)        6,565,255
                                                          ---------------   ---------------   ---------------   ---------------
    NET INCREASE (DECREASE)                                       283,459           997,750           (19,859)        9,157,610
                                                          ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                 (226,527)         (827,889)       (2,769,904)       (2,773,979)
  Class Y shares                                                  (56,874)         (169,941)       (1,265,798)         (925,237)
Net realized gain
  Class X shares                                                       --                --                --                --
  Class Y shares                                                       --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                            (283,401)         (997,830)       (4,035,702)       (3,699,216)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase (decrease) from transactions in shares of
 beneficial interest                                          (10,385,158)      (62,571,493)          737,897          (529,307)
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCREASE (DECREASE)                                 (10,385,100)      (62,571,573)       (3,317,664)        4,929,087

NET ASSETS:
Beginning of period                                           130,912,967       193,484,540        74,224,452        69,295,365
                                                          ---------------   ---------------   ---------------   ---------------
END OF PERIOD                                             $   120,527,867   $   130,912,967   $    70,906,788   $    74,224,452
                                                          ===============   ===============   ===============   ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $            98   $            40   $      (240,477)  $     2,169,219
                                                          ===============   ===============   ===============   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                   BALANCED GROWTH                        UTILITIES
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                     $     1,002,108   $     1,913,396   $       779,333   $     1,862,279
Net realized gain (loss)                                        3,693,258         5,718,894         2,393,745         1,780,791
Net change in unrealized appreciation/depreciation             (2,462,291)       10,200,229           728,015        10,330,998
                                                          ---------------   ---------------   ---------------   ---------------
    NET INCREASE (DECREASE)                                     2,233,075        17,832,519         3,901,093        13,974,068
                                                          ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                 (901,340)       (1,967,896)         (652,085)       (1,584,703)
  Class Y shares                                                 (251,874)         (396,811)         (131,762)         (281,994)
Net realized gain
  Class X shares                                                       --                --                --                --
  Class Y shares                                                       --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (1,153,214)       (2,364,707)         (783,847)       (1,866,697)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase (decrease) from transactions in shares of
 beneficial interest                                           (6,734,751)       (5,590,818)       (7,168,485)      (12,512,023)
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCREASE (DECREASE)                                  (5,654,890)        9,876,994        (4,051,239)         (404,652)

NET ASSETS:
Beginning of period                                           107,049,922        97,172,928        77,168,843        77,573,495
                                                          ---------------   ---------------   ---------------   ---------------
END OF PERIOD                                             $   101,395,032   $   107,049,922   $    73,117,604   $    77,168,843
                                                          ===============   ===============   ===============   ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $      (174,442)  $       (23,336)  $       (19,757)  $       (15,243)
                                                          ===============   ===============   ===============   ===============

                                                                   DIVIDEND GROWTH                    VALUE-ADDED MARKET
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                     $     2,299,315   $     6,827,801   $       824,975   $     1,635,302
Net realized gain (loss)                                       13,814,447       (12,830,310)        1,961,231        (1,891,365)
Net change in unrealized appreciation/depreciation             (7,969,169)       97,796,849         8,503,991        50,755,753
                                                          ---------------   ---------------   ---------------   ---------------
    NET INCREASE (DECREASE)                                     8,144,593        91,794,340        11,290,197        50,499,690
                                                          ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                               (2,027,472)       (6,163,835)       (1,140,613)       (1,481,946)
  Class Y shares                                                 (273,151)         (662,650)         (441,971)         (312,854)
Net realized gain
  Class X shares                                                       --                --                --        (2,267,155)
  Class Y shares                                                       --                --                --          (533,709)
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                          (2,300,623)       (6,826,485)       (1,582,584)       (4,595,664)
                                                          ---------------   ---------------   ---------------   ---------------
Net increase (decrease) from transactions in shares of
 beneficial interest                                          (27,805,457)      (48,375,157)        6,205,611         4,762,027
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCREASE (DECREASE)                                 (21,961,487)       36,592,698        15,913,224        50,666,053

NET ASSETS:
Beginning of period                                           407,583,198       370,990,500       190,573,864       139,907,811
                                                          ---------------   ---------------   ---------------   ---------------
END OF PERIOD                                             $   385,621,711   $   407,583,198   $   206,487,088   $   190,573,864
                                                          ===============   ===============   ===============   ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $            19   $         1,327   $       836,858   $     1,594,467
                                                          ===============   ===============   ===============   ===============

                                                                        GROWTH                      AMERICAN OPPORTUNITIES
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $        (1,031)  $        80,358   $       152,056   $       879,026
Net realized gain (loss)                                        4,241,396         1,923,241        19,804,897        12,506,831
Net change in unrealized appreciation/depreciation             (3,056,887)        8,291,544       (16,085,989)       41,524,131
                                                          ---------------   ---------------   ---------------   ---------------
    NET INCREASE                                                1,183,478        10,295,143         3,870,964        54,909,988
                                                          ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                  (76,820)          (41,761)         (813,707)         (963,468)
  Class Y shares                                                   (3,537)               --           (63,498)          (70,108)
Net realized gain
  Class X shares                                                       --                --                --                --
  Class Y shares                                                       --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                             (80,357)          (41,761)         (877,205)       (1,033,576)
                                                          ---------------   ---------------   ---------------   ---------------
Net decrease from transactions in shares of
 beneficial interest                                           (3,334,534)       (6,401,441)      (34,879,689)      (52,264,903)
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCREASE (DECREASE)                                  (2,231,413)        3,851,941       (31,885,930)        1,611,509

NET ASSETS:
Beginning of period                                            47,206,185        43,354,244       306,356,173       304,744,664
                                                          ---------------   ---------------   ---------------   ---------------
END OF PERIOD                                             $    44,974,772   $    47,206,185   $   274,470,243   $   306,356,173
                                                          ===============   ===============   ===============   ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $        (1,031)  $        80,357   $       152,055   $       877,204
                                                          ===============   ===============   ===============   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                               CAPITAL OPPORTUNITIES                    GLOBAL EQUITY
                                                          ---------------------------------   ---------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $      (122,804)  $      (202,747)  $       393,078   $       265,681
Net realized gain (loss)                                        3,985,468         6,411,535         2,878,457          (511,061)
Net change in unrealized appreciation/depreciation               (529,314)        4,645,509        (2,096,101)       24,567,675
                                                          ---------------   ---------------   ---------------   ---------------
    NET INCREASE                                                3,333,350        10,854,297         1,175,434        24,322,295
                                                          ---------------   ---------------   ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                       --                --          (187,657)         (300,580)
  Class Y shares                                                       --                --            (6,396)          (10,185)
Net realized gain
  Class X shares                                                       --                --                --                --
  Class Y shares                                                       --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                  --                --          (194,053)         (310,765)
                                                          ---------------   ---------------   ---------------   ---------------
Net decrease from transactions in shares of
 beneficial interest                                           (2,442,576)       (2,713,544)       (7,190,708)      (12,372,405)
                                                          ---------------   ---------------   ---------------   ---------------
    TOTAL INCREASE (DECREASE)                                     890,774         8,140,753        (6,209,327)       11,639,125

NET ASSETS:
Beginning of period                                            36,774,619        28,633,866        91,200,386        79,561,261
                                                          ---------------   ---------------   ---------------   ---------------
END OF PERIOD                                             $    37,665,393   $    36,774,619   $    84,991,059   $    91,200,386
                                                          ===============   ===============   ===============   ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $      (122,804)  $            --   $       393,082   $       194,057
                                                          ===============   ===============   ===============   ===============

                                                                  DEVELOPING GROWTH
                                                          ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------
                                                            (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)                              $       (67,017)  $      (117,933)
Net realized gain (loss)                                        7,225,091         8,256,395
Net change in unrealized appreciation/depreciation             (2,220,382)       10,239,030
                                                          ---------------   ---------------
    NET INCREASE                                                4,937,692        18,377,492
                                                          ---------------   ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
  Class X shares                                                       --                --
  Class Y shares                                                       --                --
Net realized gain
  Class X shares                                                       --                --
  Class Y shares                                                       --                --
                                                          ---------------   ---------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                  --                --
                                                          ---------------   ---------------
Net decrease from transactions in shares of
 beneficial interest                                           (5,425,590)       (6,077,045)
                                                          ---------------   ---------------
    TOTAL INCREASE (DECREASE)                                    (487,898)       12,300,447

NET ASSETS:
Beginning of period                                            60,793,994        48,493,547
                                                          ---------------   ---------------
END OF PERIOD                                             $    60,306,096   $    60,793,994
                                                          ===============   ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
 INCOME (NET INVESTMENT LOSS)                             $       (67,017)  $            --
                                                          ===============   ===============

SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                     MONEY MARKET                       FLEXIBLE INCOME
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                           19,292,326        48,686,635           172,663           819,656
Reinvestment of dividends and distributions                       226,526           827,889           365,254           368,963
Redeemed                                                      (31,318,010)     (110,263,101)       (1,055,099)       (1,918,631)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                        (11,799,158)      (60,748,577)         (517,182)         (730,012)
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $    19,292,326   $    48,686,635   $     1,314,242   $     6,110,077
Reinvestment of dividends and distributions                       226,526           827,889         2,769,904         2,773,979
Redeemed                                                      (31,318,010)     (110,263,101)       (8,033,665)      (14,378,272)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                    $   (11,799,158)  $   (60,748,577)  $    (3,949,519)  $    (5,494,216)
                                                          ===============   ===============   ===============   ===============

CLASS Y SHARES
SHARES
Sold                                                           23,686,047        61,345,479           814,404         1,404,030
Reinvestment of dividends and distributions                        56,874           169,941           167,498           123,307
Redeemed                                                      (22,328,921)      (63,338,336)         (369,502)         (861,581)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                               1,414,000        (1,822,916)          612,400           665,756
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $    23,686,047   $    61,345,479   $     6,220,106   $    10,478,359
Reinvestment of dividends and distributions                        56,874           169,941         1,265,798           925,237
Redeemed                                                      (22,328,921)      (63,338,336)       (2,798,488)       (6,438,687)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                         $     1,414,000   $    (1,822,916)  $     4,687,416   $     4,964,909
                                                          ===============   ===============   ===============   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    BALANCED GROWTH                        UTILITIES
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              106,165           522,053            41,857           214,482
Reinvestment of dividends and distributions                        60,576           146,503            40,464           111,657
Redeemed                                                         (735,789)       (1,694,288)         (518,399)       (1,281,303)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                           (569,048)       (1,025,732)         (436,078)         (955,164)
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $     1,582,649   $     6,847,511   $       665,239   $     2,983,710
Reinvestment of dividends and distributions                       901,340         1,967,896           652,085         1,584,703
Redeemed                                                      (10,945,732)      (22,040,823)       (8,233,081)      (17,688,607)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                    $    (8,461,743)  $   (13,225,416)  $    (6,915,757)  $   (13,120,194)
                                                          ===============   ===============   ===============   ===============

CLASS Y SHARES
SHARES
Sold                                                              246,850           751,891           107,419           293,544
Reinvestment of dividends and distributions                        16,963            29,284             8,181            19,859
Redeemed                                                         (148,177)         (203,489)         (132,236)         (260,617)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                                 115,636           577,686           (16,636)           52,786
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $     3,663,509   $     9,921,937   $     1,722,246   $     3,996,627
Reinvestment of dividends and distributions                       251,874           396,811           131,762           281,994
Redeemed                                                       (2,188,391)       (2,684,150)       (2,106,736)       (3,670,450)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                         $     1,726,992   $     7,634,598   $      (252,728)  $       608,171
                                                          ===============   ===============   ===============   ===============

                                                                    DIVIDEND GROWTH                   VALUE-ADDED MARKET
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              363,124         1,772,994           366,861           927,026
Reinvestment of dividends and distributions                       134,988           480,186            51,356           214,234
Redeemed                                                       (2,686,387)       (7,130,986)         (778,010)       (2,000,060)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                         (2,188,275)       (4,877,806)         (359,793)         (858,800)
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $     5,417,837   $    22,505,914   $     8,001,229   $    16,395,002
Reinvestment of dividends and distributions                     2,027,472         6,163,835         1,140,613         3,749,101
Redeemed                                                      (40,141,448)      (89,625,898)      (16,894,713)      (34,615,230)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                    $   (32,696,139)  $   (60,956,149)  $    (7,752,871)  $   (14,471,127)
                                                          ===============   ===============   ===============   ===============

CLASS Y SHARES
SHARES
Sold                                                              603,264         1,465,207           766,935         1,317,054
Reinvestment of dividends and distributions                        18,209            51,209            20,044            48,653
Redeemed                                                         (293,579)         (518,581)         (140,568)         (293,426)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                                 327,894           997,835           646,411         1,072,281
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $     9,006,861   $    18,555,581   $    16,543,841   $    23,315,043
Reinvestment of dividends and distributions                       273,151           662,650           441,971           846,563
Redeemed                                                       (4,389,330)       (6,637,239)       (3,027,330)       (4,928,452)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                         $     4,890,682   $    12,580,992   $    13,958,482   $    19,233,154
                                                          ===============   ===============   ===============   ===============

                                                                        GROWTH                     AMERICAN OPPORTUNITIES
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                               50,703           300,887           181,240           984,541
Reinvestment of dividends and distributions                         5,298             3,325            57,424            77,139
Redeemed                                                         (333,876)       (1,018,781)       (2,547,569)       (6,039,452)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                           (277,875)         (714,569)       (2,308,905)       (4,977,772)
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $       733,131   $     3,719,693   $     2,560,954   $    12,118,391
Reinvestment of dividends and distributions                        76,820            41,761           813,707           963,468
Redeemed                                                       (4,798,646)      (12,302,379)      (35,993,123)      (74,062,012)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                    $    (3,988,695)  $    (8,540,925)  $   (32,618,462)  $   (60,980,153)
                                                          ===============   ===============   ===============   ===============

CLASS Y SHARES
SHARES
Sold                                                               88,933           242,391           277,147         1,348,244
Reinvestment of dividends and distributions                           246                --             4,500             5,636
Redeemed                                                          (43,499)          (71,767)         (441,788)         (633,416)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                                  45,680           170,624          (160,141)          720,464
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $     1,270,424   $     3,010,578   $     3,885,394   $    16,488,980
Reinvestment of dividends and distributions                         3,537                --            63,498            70,108
Redeemed                                                         (619,800)         (871,094)       (6,210,119)       (7,843,838)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                         $       654,161   $     2,139,484   $    (2,261,227)  $     8,715,250
                                                          ===============   ===============   ===============   ===============

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                               CAPITAL OPPORTUNITIES                    GLOBAL EQUITY
                                                          ----------------------------------  ----------------------------------
                                                            FOR THE SIX      FOR THE YEAR       FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED         MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003   JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------  ---------------  -----------------
                                                            (UNAUDITED)                         (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                              111,501           364,879           110,398           384,457
Reinvestment of dividends and distributions                            --                --            13,104            25,048
Redeemed                                                         (433,598)       (1,111,639)         (645,406)       (1,668,617)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                           (322,097)         (746,760)         (521,904)       (1,259,112)
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $       915,017   $     2,408,037   $     1,578,344   $     4,428,039
Reinvestment of dividends and distributions                            --                --           187,657           300,580
Redeemed                                                       (3,563,466)       (6,859,678)       (9,196,818)      (19,093,417)
                                                          ---------------   ---------------   ---------------   ---------------
NET DECREASE - CLASS X                                    $    (2,648,449)  $    (4,451,641)  $    (7,430,817)  $   (14,364,798)
                                                          ===============   ===============   ===============   ===============

CLASS Y SHARES
SHARES
Sold                                                              246,365           546,847           125,698           234,174
Reinvestment of dividends and distributions                            --                --               449               852
Redeemed                                                         (220,857)         (278,698)         (108,860)          (72,031)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                                  25,508           268,149            17,287           162,995
                                                          ===============   ===============   ===============   ===============
AMOUNT
Sold                                                      $     2,005,257   $     3,465,304   $     1,782,425   $     2,790,650
Reinvestment of dividends and distributions                            --                --             6,396            10,185
Redeemed                                                       (1,799,384)       (1,727,207)       (1,548,712)         (808,442)
                                                          ---------------   ---------------   ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                         $       205,873   $     1,738,097   $       240,109   $     1,992,393
                                                          ===============   ===============   ===============   ===============

                                                                  DEVELOPING GROWTH
                                                          ---------------------------------
                                                            FOR THE SIX      FOR THE YEAR
                                                           MONTHS ENDED          ENDED
                                                           JUNE 30, 2004   DECEMBER 31, 2003
                                                          ---------------  -----------------
                                                            (UNAUDITED)
CLASS X SHARES
SHARES
Sold                                                               67,010           339,110
Reinvestment of dividends and distributions                            --                --
Redeemed                                                         (392,287)       (1,006,209)
                                                          ---------------   ---------------
NET DECREASE - CLASS X                                           (325,277)         (667,099)
                                                          ===============   ===============
AMOUNT
Sold                                                      $     1,150,793   $     4,568,617
Reinvestment of dividends and distributions                            --                --
Redeemed                                                       (6,715,248)      (13,279,669)
                                                          ---------------   ---------------
NET DECREASE - CLASS X                                    $    (5,564,455)  $    (8,711,052)
                                                          ===============   ===============

CLASS Y SHARES
SHARES
Sold                                                               75,833           235,623
Reinvestment of dividends and distributions                            --                --
Redeemed                                                          (67,160)          (42,796)
                                                          ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                                   8,673           192,827
                                                          ===============   ===============
AMOUNT
Sold                                                      $     1,294,432   $     3,194,704
Reinvestment of dividends and distributions                            --                --
Redeemed                                                       (1,155,567)         (560,697)
                                                          ---------------   ---------------
NET INCREASE (DECREASE) - CLASS Y                         $       138,865   $     2,634,007
                                                          ===============   ===============

Morgan Stanley Select Dimensions Investment Series
NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2004 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified, open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

       PORTFOLIO                          INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
     Money Market       Seeks high current income, preservation of capital and
                        liquidity.

    Flexible Income     Seeks, as a primary objective, to earn a high level of
                        current income and, as a secondary objective, to
                        maximize total return, but only to the extent consistent
                        with its primary objective.

    Balanced Growth     Seeks to provide capital growth with reasonable current
                        income.

       Utilities        Seeks both capital appreciation and current income.

    Dividend Growth     Seeks to provide reasonable current income and long-term
                        growth of income and capital.

      Value-Added       Seeks to achieve a high level of total return on its
         Market         assets through a combination of capital appreciation and
                        current income.

        Growth          Seeks long-term growth of capital.

American Opportunities  Seeks long-term capital growth consistent with an effort to reduce volatility.

 Capital Opportunities  Seeks long-term capital growth.

     Global Equity      Seeks to obtain total return on its assets primarily
                        through long-term capital growth and to a lesser extent
                        from income.

   Developing Growth    Seeks long-term capital growth.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price;
(2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Manager using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations. The Portfolios may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

J. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

PORTFOLIO                           ANNUAL RATE
---------                           -----------
Money Market                           0.50%
Flexible Income                        0.40
Balanced Growth                        0.60
Utilities                              0.65
Dividend Growth                            *
Value-Added Market                     0.50
Growth                                 0.80%
American Opportunities                     **
Capital Opportunities                  0.75
Global Equity                          1.00
Developing Growth                      0.50

* 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.

** 0.625% to the portion of daily net assets not exceeding $500 million; 0.60% to the portion of daily net assets exceeding $500 million, but not exceeding $1 billion and 0.575% to the portion of daily net assets exceeding $1 billion.

Prior to May 1, 2004, under a Sub-Advisory Agreement between the Investment Manager and Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, the Sub-Advisor provided Growth with investment advice and portfolio management relating to the Portfolio's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager paid the Sub-Advisor compensation of $49,777 for the period January 1, 2004 through April 30, 2004. Effective May 1, 2004, the Investment Manager assumed direct responsibility for the investment of the Portfolio.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 2004 were as follows:

                                       U.S. GOVERNMENT SECURITIES                  OTHER
                                     -------------------------------   --------------------------------
                                       PURCHASES    SALES/MATURITIES      PURCHASES    SALES/MATURITIES
                                     -------------  ----------------   --------------  ----------------
Money Market                         $  30,899,706   $  39,407,564     $  317,935,411   $  319,955,000
Flexible Income                         57,714,756      56,365,572         19,425,462       17,890,169
Balanced Growth                          3,041,929       1,581,000         25,017,132       33,596,718
Utilities                                  103,287         161,584         11,746,603       17,881,953
Dividend Growth                                 --              --         94,935,241      111,803,221
Value-Added Market                              --              --         20,924,802       17,175,849
Growth                                          --              --         34,153,739       37,645,425
American Opportunities                          --              --        230,348,140      263,010,853
Capital Opportunities                           --              --         30,482,375       32,917,688
Global Equity                                   --              --         13,168,472       20,777,489
Developing Growth                               --              --         48,835,005       56,707,504

Value-Added Market had transactions in Morgan Stanley, an affiliate of the Investment Manager and Distributor:

                                            NET REALIZED
                PURCHASES         SALES         GAINS       INCOME      VALUE
                ---------         -----     ------------    ------      -----
                 $ 49,829          --            --        $ 3,350    $ 403,585

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

                                                                 NET REALIZED
                                        PURCHASES      SALES        GAINS       INCOME         VALUE
                                        ---------      -----     ------------   ------         -----
Balanced Growth                            --       $   457,073    $ 110,309    $ 16,513    $ 1,241,131
Dividend Growth                            --         2,090,052      624,952      14,448             --
Value-Added Market                         --            25,512        6,672       3,517        405,978

The following Portfolios had transactions with other Morgan Stanley funds during the six months ended June 30, 2004:

                                                                       NET REALIZED
                                        PURCHASES        SALES        GAINS (LOSSES)
                                        ---------        -----        --------------
Dividend Growth                        $ 287,865              --              --
Growth                                     2,435       $ 133,855        $ 41,492
American Opportunities                   526,800              --              --
Capital Opportunities                    150,352              --              --
Developing Growth                         86,964          11,879            (652)

For the six months ended June 30, 2004, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for executed portfolio transactions:

        BALANCED               DIVIDEND      AMERICAN       GLOBAL       CAPITAL
         GROWTH    UTILITIES    GROWTH     OPPORTUNITIES    EQUITY    OPPORTUNITIES
        --------   ---------   --------    -------------    ------    -------------
         $ 516      $ 8,175    $ 34,243      $ 92,765       $5,497       $ 7,408
        ========   =========   ========    =============    ======    =============

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Some of the Portfolios may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

6. FEDERAL INCOME TAX STATUS
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2003, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations:

                                                                (AMOUNTS IN THOUSANDS)
                                 ---------------------------------------------------------------------------
AVAILABLE THROUGH DECEMBER 31,     2006       2007       2008       2009       2010       2011       TOTAL
------------------------------   --------   --------   --------   --------   --------   --------   ---------
Flexible Income                  $    153   $    941   $  1,681   $  2,688   $  6,782   $  6,087   $  18,332
Balanced Growth                        --         --         --         --     12,115         --      12,115
Utilities                              --         --         --     20,380     21,143         --      41,523
Dividend Growth                        --         --     83,533     21,046     58,750     20,699     184,028
Value-Added Market                     --         --         --         --         --      1,208       1,208
Growth                                 --         --         --     15,102     16,400      3,097      34,599
American Opportunities                 --         --         --    203,342     74,785         --     278,127
Capital Opportunities                  --         --         --     38,492     57,567         --      96,059
Global Equity                          --         --         --      6,508      2,663         --       9,171
Developing Growth                      --         --         --     31,854     18,312         --      50,166

At December 31, 2003, the primary reason(s) for significant temporary book/tax differences were as follows:

                                                 TEMPORARY DIFFERENCES
                                              ---------------------------
                                                POST-          LOSS
                                               OCTOBER    DEFERRALS FROM
                                               LOSSES       WASH SALES
                                              --------    ---------------
Flexible Income                                   -              -
Balanced Growth                                                  -
Utilities                                                        -
Dividend Growth                                                  -
Value-Added Market                                -              -
Growth                                                           -
American Opportunities                                           -
Capital Opportunities                                            -
Global Equity                                     -
Developing Growth                                                -

Additionally, Flexible Income had temporary differences attributable to interest on bonds in default, Flexible Income and Balanced Growth had temporary differences attributable to capital loss deferrals on straddles and Flexible Income, Balanced Growth and Utilities had temporary differences attributable to book amortization of premiums/discounts on debt securities.

Morgan Stanley Select Dimensions Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                          NET ASSET
FOR THE YEAR                VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
    ENDED                 BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
 DECEMBER 31              OF PERIOD          INCOME          GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------           ---------------   ---------------   ---------------   ---------------   ---------------
MONEY MARKET
CLASS X SHARES
1999                   $          1.00   $          0.05                --   $          0.05   $         (0.05)
2000(a)                           1.00              0.06*               --              0.06             (0.06)
2001                              1.00              0.04*               --              0.04             (0.04)
2002                              1.00              0.01*               --              0.01             (0.01)
2003                              1.00             0.006*               --             0.006            (0.006)
2004(c)                           1.00             0.003*               --             0.003            (0.003)
CLASS Y SHARES
2000(b)                           1.00              0.03*               --              0.03             (0.03)
2001                              1.00              0.04*               --              0.04             (0.04)
2002                              1.00              0.01*               --              0.01             (0.01)
2003                              1.00             0.004*               --             0.004            (0.004)
2004(c)                           1.00             0.001*               --             0.001            (0.001)
FLEXIBLE INCOME
CLASS X SHARES
1999                              9.93              0.78   $         (0.96)            (0.18)            (0.77)
2000(a)                           8.96              0.76*            (1.15)            (0.39)            (0.65)
2001                              7.83              0.56*            (0.88)            (0.32)            (0.42)
2002                              6.99              0.51*             0.08              0.59             (0.35)
2003                              7.23              0.34*             0.62              0.96             (0.39)
2004(c)                           7.80              0.17*            (0.16)             0.01             (0.43)
CLASS Y SHARES
2000(b)                           8.58              0.33*            (0.73)            (0.40)            (0.33)
2001                              7.81              0.52*            (0.86)            (0.34)            (0.41)
2002                              6.97              0.48*             0.10              0.58             (0.33)
2003                              7.22              0.32*             0.61              0.93             (0.37)
2004(c)                           7.78              0.16*            (0.16)             0.00             (0.42)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              TOTAL           NET ASSET
FOR THE YEAR            DISTRIBUTIONS       DIVIDENDS           VALUE
    ENDED                    TO                AND             END OF             TOTAL
 DECEMBER 31            SHAREHOLDERS      DISTRIBUTIONS        PERIOD            RETURN+
------------           ---------------   ---------------   ---------------   ---------------
MONEY MARKET
CLASS X SHARES
1999                                --   $         (0.05)  $          1.00              4.78%
2000(a)                             --             (0.06)             1.00              5.98
2001                                --             (0.04)             1.00              3.88
2002                                --             (0.01)             1.00              1.34
2003                                --            (0.006)             1.00              0.65
2004(c)                             --            (0.003)             1.00              0.27(1)
CLASS Y SHARES
2000(b)                             --             (0.03)             1.00              2.58(1)
2001                                --             (0.04)             1.00              3.62
2002                                --             (0.01)             1.00              1.09
2003                                --            (0.004)             1.00              0.40
2004(c)                             --            (0.001)             1.00              0.15(1)
FLEXIBLE INCOME
CLASS X SHARES
1999                   $         (0.02)++          (0.79)             8.96             (1.83)
2000(a)                          (0.09)++          (0.74)             7.83             (4.74)
2001                             (0.10)++          (0.52)             6.99             (4.06)
2002                                --             (0.35)             7.23              8.67
2003                                --             (0.39)             7.80             13.54
2004(c)                             --             (0.43)             7.38              0.04(1)
CLASS Y SHARES
2000(b)                          (0.04)++          (0.37)             7.81             (4.68)(1)
2001                             (0.09)++          (0.50)             6.97             (4.41)
2002                                --             (0.33)             7.22              8.59
2003                                --             (0.37)             7.78             13.15
2004(c)                             --             (0.42)             7.36             (0.08)(1)

                                                  RATIOS TO AVERAGE
                                                      NET ASSETS
                         NET ASSETS      ------------------------------------
FOR THE YEAR               END OF                                   NET               PORTFOLIO
    ENDED                  PERIOD                               INVESTMENT            TURNOVER
 DECEMBER 31               (000'S)          EXPENSES              INCOME                RATE
------------           ---------------   ---------------      ---------------      ---------------
MONEY MARKET
CLASS X SHARES
1999                   $       135,675              0.54%                   4.67%               N/A
2000(a)                        118,274              0.55                    5.80                N/A
2001                           175,957              0.52                    3.63                N/A
2002                           152,479              0.52                    1.34                N/A
2003                            91,730              0.54                    0.66                N/A
2004(c)                         79,931              0.55(2)                 0.55(2)             N/A
CLASS Y SHARES
2000(b)                          2,673              0.80(2)                 5.55(2)             N/A
2001                            31,189              0.77                    3.38                N/A
2002                            41,006              0.77                    1.09                N/A
2003                            39,183              0.79                    0.41                N/A
2004(c)                         40,597              0.80(2)                 0.30(2)             N/A
FLEXIBLE INCOME
CLASS X SHARES
1999                            86,270              0.48                    8.31                 69%
2000(a)                         69,443              0.47                    8.92                 33
2001                            56,745              0.49                    7.48                114
2002                            54,669              0.50                    7.26                115
2003                            53,270              0.57                    4.49                258
2004(c)                         46,577              0.70(2)                 4.54(2)             108(1)
CLASS Y SHARES
2000(b)                            602              0.72(2)                 9.23(2)              33
2001                             3,859              0.74                    7.23                114
2002                            14,626              0.75                    7.01                115
2003                            20,955              0.82                    4.24                258
2004(c)                         24,329              0.95(2)                 4.29(2)             108(1)

                          NET ASSET
FOR THE YEAR                VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
    ENDED                 BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
 DECEMBER 31              OF PERIOD          INCOME          GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------           ---------------   ---------------   ---------------   ---------------   ---------------
BALANCED GROWTH
CLASS X SHARES
1999                   $         16.38   $          0.48   $          0.15   $          0.63   $         (0.48)
2000(a)                          14.63              0.47*             0.42              0.89             (0.51)
2001                             14.90              0.44*            (0.28)             0.16             (0.44)
2002                             14.62              0.36*            (2.02)            (1.66)            (0.38)
2003                             12.58              0.27*             2.19              2.46             (0.33)
2004(c)                          14.71              0.15*             0.17              0.32             (0.17)
CLASS Y SHARES
2000(b)                          13.67              0.18*             1.25              1.43             (0.22)
2001                             14.88              0.39*            (0.27)             0.12             (0.41)
2002                             14.59              0.32*            (2.01)            (1.69)            (0.34)
2003                             12.56              0.23*             2.19              2.42             (0.30)
2004(c)                          14.68              0.13*             0.17              0.30             (0.15)
UTILITIES
CLASS X SHARES
1999                             18.71              0.34              7.69              8.03             (0.34)
2000(a)                          26.25              0.38*            (0.79)            (0.41)            (0.40)
2001                             23.99              0.43*            (6.45)            (6.02)            (0.45)
2002                             17.10              0.47*            (3.93)            (3.46)            (0.48)
2003                             13.16              0.35*             2.31              2.66             (0.36)
2004(c)                          15.46              0.17*             0.65              0.82             (0.17)
CLASS Y SHARES
2000(b)                          26.06              0.15*            (2.04)            (1.89)            (0.18)
2001                             23.99              0.40*            (6.48)            (6.08)            (0.40)
2002                             17.09              0.44*            (3.93)            (3.49)            (0.45)
2003                             13.15              0.31*             2.31              2.62             (0.32)
2004(c)                          15.45              0.15*             0.65              0.80             (0.15)

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                                       116

                                              TOTAL           NET ASSET
FOR THE YEAR            DISTRIBUTIONS       DIVIDENDS           VALUE
    ENDED                    TO                AND             END OF             TOTAL
 DECEMBER 31            SHAREHOLDERS      DISTRIBUTIONS        PERIOD            RETURN+
------------           ---------------   ---------------   ---------------   ---------------
BALANCED GROWTH
CLASS X SHARES
1999                   $         (1.90)  $         (2.38)  $         14.63              3.52%
2000(a)                          (0.11)            (0.62)            14.90              6.37
2001                                --             (0.44)            14.62              1.21
2002                                --             (0.38)            12.58            (11.49)
2003                                --             (0.33)            14.71             19.84
2004(c)                             --             (0.17)            14.86              2.18(1)
CLASS Y SHARES
2000(b)                             --             (0.22)            14.88             10.55(1)
2001                                --             (0.41)            14.59              0.86
2002                                --             (0.34)            12.56            (11.66)
2003                                --             (0.30)            14.68             19.51
2004(c)                             --             (0.15)            14.83              2.06(1)
UTILITIES
CLASS X SHARES
1999                             (0.15)            (0.49)            26.25             43.71
2000(a)                          (1.45)            (1.85)            23.99             (1.91)
2001                             (0.42)            (0.87)            17.10            (25.51)
2002                                --             (0.48)            13.16            (20.37)
2003                                --             (0.36)            15.46             20.47
2004(c)                             --             (0.17)            16.11              5.32(1)
CLASS Y SHARES
2000(b)                             --             (0.18)            23.99             (7.26)(1)
2001                             (0.42)            (0.82)            17.09            (25.69)
2002                                --             (0.45)            13.15            (20.58)
2003                                --             (0.32)            15.45             20.20
2004(c)                             --             (0.15)            16.10              5.19(1)

                                                  RATIOS TO AVERAGE
                                                      NET ASSETS
                         NET ASSETS      ------------------------------------
FOR THE YEAR               END OF                                   NET               PORTFOLIO
    ENDED                  PERIOD                               INVESTMENT            TURNOVER
 DECEMBER 31               (000'S)          EXPENSES              INCOME                RATE
------------           ---------------   ---------------      ---------------      ---------------
BALANCED GROWTH
CLASS X SHARES
1999                   $       128,299              0.64%                3.10%                  37%
2000(a)                        120,911              0.64                 3.29                   39
2001                           116,002              0.64                 2.95                   71
2002                            84,846              0.66                 2.58                  161
2003                            84,151              0.68                 2.01                  124
2004(c)                         76,549              0.68(2)              1.98(2)                28(1)
CLASS Y SHARES
2000(b)                          1,455              0.86(2)              2.90(2)                39
2001                             8,463              0.89                 2.70                   71
2002                            12,327              0.91                 2.33                  161
2003                            22,898              0.93                 1.76                  124
2004(c)                         24,846              0.93(2)              1.73(2)                28(1)
UTILITIES
CLASS X SHARES
1999                           165,368              0.70                 1.63                   31
2000(a)                        196,489              0.69                 1.43                   32
2001                           118,964              0.69                 2.15                   49
2002                            66,825              0.70                 3.22                   77
2003                            63,728              0.71                 2.51                   91
2004(c)                         59,381              0.71(2)              2.09(2)                16(1)
CLASS Y SHARES
2000(b)                          5,494              0.95(2)              1.40(2)                32
2001                            12,471              0.94                 1.90                   49
2002                            10,749              0.95                 2.97                   77
2003                            13,440              0.96                 2.26                   91
2004(c)                         13,737              0.96(2)              1.84(2)                16(1)

                          NET ASSET
FOR THE YEAR                VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
    ENDED                 BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
 DECEMBER 31              OF PERIOD          INCOME          GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------           ---------------   ---------------   ---------------   ---------------   ---------------
DIVIDEND GROWTH
CLASS X SHARES
1999                   $         22.05   $          0.40   $         (0.10)  $          0.30   $         (0.40)
2000(a)                          19.92              0.33*             0.05              0.38             (0.37)
2001                             15.85              0.27*            (1.13)            (0.86)            (0.28)
2002                             14.71              0.26*            (2.88)            (2.62)            (0.26)
2003                             11.83              0.24*             3.00              3.24             (0.24)
2004(c)                          14.83              0.09*             0.22              0.31             (0.09)
CLASS Y SHARES
2000(b)                          14.14              0.10*             1.73              1.83             (0.13)
2001                             15.84              0.23*            (1.13)            (0.90)            (0.25)
2002                             14.69              0.23*            (2.88)            (2.65)            (0.23)
2003                             11.81              0.20*             3.01              3.21             (0.21)
2004(c)                          14.81              0.07*             0.22              0.29             (0.07)
VALUE-ADDED MARKET
CLASS X SHARES
1999                             19.19              0.22              2.08              2.30             (0.22)
2000(a)                          20.54              0.26*             1.95              2.21             (0.09)
2001                             20.75              0.22*            (0.56)            (0.34)            (0.19)
2002                             19.12              0.19*            (3.22)            (3.03)            (0.21)
2003                             15.88              0.19*             5.59              5.78             (0.21)
2004(c)                          21.13              0.10*             1.16              1.26             (0.18)
CLASS Y SHARES
2000(b)                          18.74              0.09*             1.89              1.98                --
2001                             20.72              0.16*            (0.55)            (0.39)            (0.18)
2002                             19.05              0.16*            (3.22)            (3.06)            (0.20)
2003                             15.79              0.15*             5.56              5.71             (0.19)
2004(c)                          20.99              0.07*             1.14              1.21             (0.15)

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                                       118

                                              TOTAL           NET ASSET
FOR THE YEAR            DISTRIBUTIONS       DIVIDENDS           VALUE
    ENDED                    TO                AND             END OF             TOTAL
 DECEMBER 31            SHAREHOLDERS      DISTRIBUTIONS        PERIOD            RETURN+
------------           ---------------   ---------------   ---------------   ---------------
DIVIDEND GROWTH
CLASS X SHARES
1999                   $         (2.03)  $         (2.43)  $         19.92              0.53%
2000(a)                          (4.08)            (4.45)            15.85              5.36
2001                                --             (0.28)            14.71             (5.45)
2002                                --             (0.26)            11.83            (17.92)
2003                                --             (0.24)            14.83             27.73
2004(c)                             --             (0.09)            15.05              2.10(1)
CLASS Y SHARES
2000(b)                             --             (0.13)            15.84             13.02(1)
2001                                --             (0.25)            14.69             (5.71)
2002                                --             (0.23)            11.81            (18.15)
2003                                --             (0.21)            14.81             27.48
2004(c)                             --             (0.07)            15.03              1.98(1)
VALUE-ADDED MARKET
CLASS X SHARES
1999                             (0.73)            (0.95)            20.54             12.15
2000(a)                          (1.91)            (2.00)            20.75             11.98
2001                             (1.10)            (1.29)            19.12             (1.83)
2002                                --             (0.21)            15.88            (15.97)
2003                             (0.32)            (0.53)            21.13             37.14
2004(c)                             --             (0.18)            22.21              5.96(1)
CLASS Y SHARES
2000(b)                             --                --             20.72             10.57(1)
2001                             (1.10)            (1.28)            19.05             (2.04)
2002                                --             (0.20)            15.79            (16.21)
2003                             (0.32)            (0.51)            20.99             36.87
2004(c)                             --             (0.15)            22.05              5.78(1)

                                                  RATIOS TO AVERAGE
                                                      NET ASSETS
                         NET ASSETS      ------------------------------------
FOR THE YEAR               END OF                                   NET               PORTFOLIO
    ENDED                  PERIOD                               INVESTMENT            TURNOVER
 DECEMBER 31               (000'S)          EXPENSES              INCOME                RATE
------------           ---------------   ---------------      ---------------      ---------------
DIVIDEND GROWTH
CLASS X SHARES
1999                   $       742,811              0.60%                1.86%                 101%
2000(a)                        619,469              0.63                 2.01                   41
2001                           527,738              0.62                 1.79                   22
2002                           341,673              0.64                 1.89                   22
2003                           356,056              0.66                 1.85                   42
2004(c)                        328,406              0.65(2)              1.20(2)                25(1)
CLASS Y SHARES
2000(b)                          2,780              0.88(2)              1.45(2)                41
2001                            22,602              0.87                 1.54                   22
2002                            29,318              0.89                 1.64                   22
2003                            51,527              0.91                 1.60                   42
2004(c)                         57,216              0.90(2)              0.95(2)                25(1)
VALUE-ADDED MARKET
CLASS X SHARES
1999                           189,708              0.55                 1.11                   21
2000(a)                        186,887              0.54                 1.31                    8
2001                           181,881              0.54                 1.12                    6
2002                           121,065              0.54                 1.09                    8
2003                           143,019              0.55                 1.11                   24
2004(c)                        142,277              0.54(2)              0.90(2)                 9(1)
CLASS Y SHARES
2000(b)                            890              0.78(2)              1.02(2)                 8
2001                            10,985              0.79                 0.87                    6
2002                            18,843              0.79                 0.84                    8
2003                            47,554              0.80                 0.86                   24
2004(c)                         64,210              0.79(2)              0.65(2)                 9(1)

                          NET ASSET
FOR THE YEAR                VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
    ENDED                 BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
 DECEMBER 31              OF PERIOD       INCOME (LOSS)      GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------           ---------------   ---------------   ---------------   ---------------   ---------------
GROWTH
CLASS X SHARES
1999                   $         18.23   $         (0.02)  $          6.65   $          6.63                --
2000(a)                          23.27             (0.02)*           (2.47)            (2.49)               --
2001                             19.42             (0.01)*           (2.90)            (2.91)               --
2002                             15.48              0.01*            (4.32)            (4.31)               --
2003                             11.17              0.03*             2.97              3.00   $         (0.01)
2004(c)                          14.16              0.00*             0.37              0.37             (0.03)
CLASS Y SHARES
2000(b)                          23.90             (0.03)*           (4.47)            (4.50)               --
2001                             19.40             (0.05)*           (2.90)            (2.95)               --
2002                             15.42             (0.02)*           (4.30)            (4.32)               --
2003                             11.10             (0.01)*            2.96              2.95                --
2004(c)                          14.05             (0.02)*            0.37              0.35             (0.01)
AMERICAN OPPORTUNITIES
CLASS X SHARES
1999                             23.31              0.08             11.76             11.84             (0.07)
2000(a)                          32.60              0.05*            (1.39)            (1.34)               --
2001                             28.57              0.09*            (7.97)            (7.88)            (0.05)
2002                             14.99              0.04*            (3.26)            (3.22)            (0.09)
2003                             11.68              0.04*             2.36              2.40             (0.05)
2004(c)                          14.03              0.01*             0.18              0.19             (0.05)
CLASS Y SHARES
2000(b)                          29.89              0.05*            (1.39)            (1.34)               --
2001                             28.55              0.03*            (7.95)            (7.92)            (0.05)
2002                             14.93              0.01*            (3.25)            (3.24)            (0.06)
2003                             11.63              0.01*             2.34              2.35             (0.02)
2004(c)                          13.96             (0.01)*            0.18              0.17             (0.02)

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                                       120

                                              TOTAL           NET ASSET
FOR THE YEAR            DISTRIBUTIONS       DIVIDENDS           VALUE
    ENDED                    TO                AND             END OF             TOTAL
 DECEMBER 31            SHAREHOLDERS      DISTRIBUTIONS        PERIOD            RETURN+
------------           ---------------   ---------------   ---------------   ---------------
GROWTH
CLASS X SHARES
1999                   $         (1.59)  $         (1.59)  $         23.27             39.10%
2000(a)                          (1.36)            (1.36)            19.42            (11.68)
2001                             (1.03)            (1.03)            15.48            (15.23)
2002                                --                --             11.17            (27.84)
2003                                --             (0.01)            14.16             26.90
2004(c)                             --             (0.03)            14.50              2.61(1)
CLASS Y SHARES
2000(b)                             --                --             19.40            (18.83)(1)
2001                             (1.03)            (1.03)            15.42            (15.46)
2002                                --                --             11.10            (28.02)
2003                                --                --             14.05             26.58
2004(c)                             --             (0.01)            14.39              2.47(1)
AMERICAN OPPORTUNITIES
CLASS X SHARES
1999                             (2.48)            (2.55)            32.60             55.81
2000(a)                          (2.69)            (2.69)            28.57             (4.42)
2001                             (5.65)            (5.70)            14.99            (29.47)
2002                                --             (0.09)            11.68            (21.56)
2003                                --             (0.05)            14.03             20.57
2004(c)                             --             (0.05)            14.17              1.36(1)
CLASS Y SHARES
2000(b)                             --                --             28.55             (4.48)(1)
2001                             (5.65)            (5.70)            14.93            (29.67)
2002                                --             (0.06)            11.63            (21.73)
2003                                --             (0.02)            13.96             20.25
2004(c)                             --             (0.02)            14.11              1.22(1)

                                                  RATIOS TO AVERAGE
                                                      NET ASSETS
                         NET ASSETS      ------------------------------------
FOR THE YEAR               END OF                                   NET               PORTFOLIO
    ENDED                  PERIOD                               INVESTMENT            TURNOVER
 DECEMBER 31               (000'S)          EXPENSES           INCOME (LOSS)            RATE
------------           ---------------   ---------------      ---------------      ---------------
GROWTH
CLASS X SHARES
1999                   $        96,699              0.90%               (0.11)%                 88%
2000(a)                        132,909              0.88                (0.10)                  68
2001                            80,096              0.86                (0.04)                  81
2002                            39,834              0.91                 0.08                  135
2003                            40,356              0.93                 0.21                  128
2004(c)                         37,300              0.92(2)              0.04(2)                75(1)
CLASS Y SHARES
2000(b)                          2,536              1.14(2)             (0.34)(2)               68
2001                             4,383              1.11                (0.29)                  81
2002                             3,520              1.16                (0.17)                 135
2003                             6,850              1.18                (0.04)                 128
2004(c)                          7,675              1.17(2)             (0.21)(2)               75(1)
AMERICAN OPPORTUNITIES
CLASS X SHARES
1999                           768,751              0.66                 0.29                  360
2000(a)                        832,971              0.64                 0.17                  426
2001                           463,012              0.65                 0.46                  393
2002                           274,710              0.66                 0.27                  309
2003                           260,230              0.67                 0.33                  261
2004(c)                        230,103              0.67(2)              0.14(2)                81(1)
CLASS Y SHARES
2000(b)                         13,930              0.88(2)              0.40(2)               426
2001                            30,768              0.90                 0.21                  393
2002                            30,035              0.91                 0.02                  309
2003                            46,126              0.92                 0.08                  261
2004(c)                         44,367              0.92(2)             (0.11)(2)               81(1)

                          NET ASSET
FOR THE YEAR                VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
    ENDED                 BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
 DECEMBER 31              OF PERIOD          INCOME          GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------           ---------------   ---------------   ---------------   ---------------   ---------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
1999                   $         11.86   $          0.06   $         10.81   $         10.87   $         (0.06)
2000(a)                          22.66             (0.09)*           (5.64)            (5.73)               --
2001                             15.38             (0.07)*           (5.52)            (5.59)               --
2002                              9.79             (0.05)*           (4.24)            (4.29)               --
2003                              5.50             (0.04)*            2.33              2.29                --
2004(c)                           7.79             (0.02)*            0.74              0.72                --
CLASS Y SHARES
2000(b)                          24.41             (0.05)*           (8.99)            (9.04)               --
2001                             15.37             (0.09)*           (5.53)            (5.62)               --
2002                              9.75             (0.07)*           (4.22)            (4.29)               --
2003                              5.46             (0.05)*            2.31              2.26                --
2004(c)                           7.72             (0.03)*            0.74              0.71                --
GLOBAL EQUITY
CLASS X SHARES
1999                             14.69              0.06              4.94              5.00             (0.06)
2000(a)                          19.63              0.13*            (1.19)            (1.06)            (0.06)
2001                             17.26              0.04*            (2.88)            (2.84)            (0.11)
2002                             12.79              0.04*            (2.26)            (2.22)            (0.01)
2003                             10.56              0.04*             3.62              3.66             (0.05)
2004(c)                          14.17              0.07*             0.11              0.18             (0.03)
CLASS Y SHARES
2000(b)                          18.85              0.00*            (1.61)            (1.61)               --
2001                             17.24             (0.01)*           (2.86)            (2.87)            (0.10)
2002                             12.75              0.01*            (2.26)            (2.25)               --
2003                             10.50              0.01*             3.60              3.61             (0.02)
2004(c)                          14.09              0.05*             0.12              0.17             (0.01)

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              TOTAL           NET ASSET
FOR THE YEAR            DISTRIBUTIONS       DIVIDENDS           VALUE
    ENDED                    TO                AND             END OF             TOTAL
 DECEMBER 31            SHAREHOLDERS      DISTRIBUTIONS        PERIOD            RETURN+
------------           ---------------   ---------------   ---------------   ---------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
1999                   $         (0.01)  $         (0.07)  $         22.66             92.10%
2000(a)                          (1.55)            (1.55)            15.38            (27.56)
2001                                --                --              9.79            (36.39)
2002                                --                --              5.50            (43.82)
2003                                --                --              7.79             41.64
2004(c)                             --                --              8.51              9.24(1)
CLASS Y SHARES
2000(b)                             --                --             15.37            (36.83)(1)
2001                                --                --              9.75            (36.56)
2002                                --                --              5.46            (44.00)
2003                                --                --              7.72             41.39
2004(c)                             --                --              8.43              9.20(1)
GLOBAL EQUITY
CLASS X SHARES
1999                                --             (0.06)            19.63             34.14
2000(a)                          (1.25)            (1.31)            17.26             (5.93)
2001                             (1.52)            (1.63)            12.79            (17.22)
2002                                --             (0.01)            10.56            (17.37)
2003                                --             (0.05)            14.17             34.71
2004(c)                             --             (0.03)            14.32              1.31(1)
CLASS Y SHARES
2000(b)                             --                --             17.24             (8.54)(1)
2001                             (1.52)            (1.62)            12.75            (17.38)
2002                                --                --             10.50            (17.57)
2003                                --             (0.02)            14.09             34.33
2004(c)                             --             (0.01)            14.25              1.22(1)

                                                  RATIOS TO AVERAGE
                                                      NET ASSETS
                         NET ASSETS      ------------------------------------
FOR THE YEAR               END OF                                   NET               PORTFOLIO
    ENDED                  PERIOD                               INVESTMENT            TURNOVER
 DECEMBER 31               (000'S)          EXPENSES           INCOME (LOSS)         RATE
------------           ---------------   ---------------      ---------------      ---------------
CAPITAL OPPORTUNITIES
CLASS X SHARES
1999                   $        84,949              0.20%(3)             0.37%(3)              318%
2000(a)                        116,991              0.79                (0.41)                  21
2001                            55,488              0.80                (0.63)                  16
2002                            22,097              0.90                (0.71)                 103
2003                            25,473              0.87                (0.57)                 184
2004(c)                         25,109              0.91(2)             (0.57)(2)               82(1)
CLASS Y SHARES
2000(b)                          4,895              1.02(2)             (0.62)(2)               21
2001                            11,410              1.05                (0.88)                  16
2002                             6,537              1.15                (0.96)                 103
2003                            11,302              1.12                (0.82)                 184
2004(c)                         12,556              1.16(2)             (0.82)(2)               82(1)
GLOBAL EQUITY
CLASS X SHARES
1999                           173,743              1.08                 0.36                   79
2000(a)                        171,523              1.06                 0.68                   68
2001                           118,747              1.07                 0.29                   89
2002                            75,611              1.08                 0.35                   44
2003                            83,607              1.08                 0.35                   72
2004(c)                         77,064              1.10(2)              0.91(2)                15(1)
CLASS Y SHARES
2000(b)                            883              1.29(2)              0.02(2)                68
2001                             3,825              1.32                 0.04                   89
2002                             3,951              1.33                 0.10                   44
2003                             7,593              1.33                 0.10                   72
2004(c)                          7,927              1.35(2)              0.66(2)                15(1)

                          NET ASSET
FOR THE YEAR                VALUE              NET          NET REALIZED       TOTAL FROM         DIVIDENDS
    ENDED                 BEGINNING        INVESTMENT      AND UNREALIZED      INVESTMENT            TO
 DECEMBER 31              OF PERIOD       INCOME (LOSS)   GAIN (LOSS)       OPERATIONS       SHAREHOLDERS
------------           ---------------   ---------------   ---------------   ---------------   ---------------
DEVELOPING GROWTH
CLASS X SHARES
1999                   $         20.81   $          0.01   $         19.23   $         19.24   $         (0.01)
2000(a)                          40.04              0.22*            (7.89)            (7.67)               --
2001                             25.93             (0.01)*           (6.25)            (6.26)            (0.22)
2002                             16.01             (0.03)*           (4.41)            (4.44)               --
2003                             11.57             (0.03)*            4.82              4.79                --
2004(c)                          16.36             (0.02)*            1.40              1.38                --
CLASS Y SHARES
2000(b)                          29.79              0.09*            (3.98)            (3.89)               --
2001                             25.90             (0.05)*           (6.25)            (6.30)            (0.21)
2002                             15.95             (0.06)*           (4.40)            (4.46)               --
2003                             11.49             (0.07)*            4.80              4.73                --
2004(c)                          16.22             (0.04)*            1.39              1.35                --

----------
(a) PRIOR TO JULY 24, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
(b) FOR THE PERIOD JULY 24, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.
(c) FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED).
* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++  DISTRIBUTION FROM PAID-IN CAPITAL.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE PORTFOLIO HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS WOULD HAVE BEEN 0.92% AND (0.35%), RESPECTIVELY.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                              TOTAL           NET ASSET
FOR THE YEAR            DISTRIBUTIONS       DIVIDENDS           VALUE
    ENDED                    TO                AND             END OF             TOTAL
 DECEMBER 31            SHAREHOLDERS      DISTRIBUTIONS        PERIOD            RETURN+
------------           ---------------   ---------------   ---------------   ---------------
DEVELOPING GROWTH
CLASS X SHARES
1999                                --   $         (0.01)  $         40.04             92.52%
2000(a)                $         (6.44)            (6.44)            25.93            (21.61)
2001                             (3.44)            (3.66)            16.01            (25.49)
2002                                --                --             11.57            (27.73)
2003                                --                --             16.36             41.40
2004(c)                             --                --             17.74              8.44(1)
CLASS Y SHARES
2000(b)                             --                --             25.90            (13.06)(1)
2001                             (3.44)            (3.65)            15.95            (25.67)
2002                                --                --             11.49            (27.96)
2003                                --                --             16.22             41.17
2004(c)                             --                --             17.57              8.26(1)

                                                  RATIOS TO AVERAGE
                                                      NET ASSETS
                         NET ASSETS      ------------------------------------
FOR THE YEAR               END OF                                   NET               PORTFOLIO
    ENDED                  PERIOD                               INVESTMENT            TURNOVER
 DECEMBER 31               (000'S)          EXPENSES              INCOME                RATE
------------           ---------------   ---------------      ---------------      ---------------
DEVELOPING GROWTH
CLASS X SHARES
1999                   $       160,595              0.58%                0.06%                 178%
2000(a)                        142,640              0.56                 0.66                  207
2001                            85,513              0.59                (0.05)                 196
2002                            45,892              0.61                (0.26)                 251
2003                            53,996              0.62                (0.20)                 193
2004(c)                         52,790              0.62(2)             (0.19)(2)               82(1)
CLASS Y SHARES
2000(b)                          1,716              0.83(2)              0.74(2)               207
2001                             2,973              0.84                (0.30)                 196
2002                             2,602              0.86                (0.51)                 251
2003                             6,798              0.87                (0.45)                 193
2004(c)                          7,516              0.87(2)             (0.44)(2)               82(1)

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

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

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

                                    Trustees

     Michael Bozic                                    Dr. Manuel H. Johnson
     Charles A. Fiumefreddo                                Joseph J. Kearns
     Edwin J. Garn                                        Michael E. Nugent
     Wayne E. Hedien                                            Fergus Reid
     James F. Higgins

                                    Officers

                             Charles A. Fiumefreddo
                              CHAIRMAN OF THE BOARD

                                Mitchell M. Merin
                                    PRESIDENT

                                Ronald E. Robison
            EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

                                   Barry Fink
                                 VICE PRESIDENT

                               Joseph J. McAlinden
                                 VICE PRESIDENT

                                Stefanie V. Chang
                                 VICE PRESIDENT

                                Francis J. Smith
                      TREASURER AND CHIEF FINANCIAL OFFICER

                                Thomas F. Caloia
                                 VICE PRESIDENT

                                 Mary E. Mullin
                                    SECRETARY

            TRANSFER AGENT                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------    ---------------------------------------------
         Morgan Stanley Trust                         Deloitte & Touche LLP
Harborside Financial Center--Plaza Two              Two World Financial Center
    Jersey City, New Jersey 07311                   New York, New York 10281

                               Investment Manager

                     Morgan Stanley Investment Advisors Inc.
                           1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

                                                                    PRSRT STD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                HUDSON, MA 01749
                                                                  PERMIT NO. 6

                                                              RA04-00494P-Y06/04

                                                              RA04-00494P-Y06/04

Item 2. Code of Ethics.

Not applicable for semiannual reports.


Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6. [Reserved.]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. [Reserved.]


Item 9 - Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

  There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10 Exhibits
(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 19, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
August 19, 2004

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2004